EXHIBIT 10.4

EXECUTION COPY

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT, dated as of March 29, 2012 (the “Assignment”), is entered into by and among Redwood Residential Acquisition Corporation (the “Assignor” and, solely in its capacity as servicing administrator described herein, the “Servicing Administrator”), Sequoia Residential Funding, Inc. (the “Depositor”), Cenlar FSB, as the servicer (the “Servicer”), and U.S. Bank National Association, a national banking association, not in its individual capacity but solely as trustee (in such capacity, the “Trustee” and as referred to herein, the “Assignee”) under a Pooling and Servicing Agreement dated as of March 1, 2012 (the “Pooling and Servicing Agreement”) among the Depositor, the Assignee and Wells Fargo Bank, N.A., as master servicer and securities administrator.

RECITALS

WHEREAS, the Assignor and the Servicer have entered into a certain Flow Mortgage Loan Servicing Agreement, dated as of August 1, 2011, as amended by the Amendment No. 1 to Flow Mortgage Loan Servicing Agreement dated November 3, 2011, and hereby (the “Flow Servicing Agreement”), and the Servicer is currently servicing certain mortgage loans (the “Mortgage Loans”) under the Flow Servicing Agreement; and

WHEREAS, the Assignor will sell the Mortgage Loans (the “Specified Mortgage Loans”) that are listed on the mortgage loan schedule attached as Exhibit I hereto (the “Specified Mortgage Loan Schedule”) and its rights under the Flow Servicing Agreement with respect to the Specified Mortgage Loans to the Depositor; and

WHEREAS, the Depositor will sell to the Assignee all of its right, title and interest in the Specified Mortgage Loans and its rights under the Flow Servicing Agreement with respect to the Specified Mortgage Loans; and

WHEREAS, the parties hereto have agreed that the Specified Mortgage Loans shall be subject to the terms of this Assignment.

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

1.	Assignment and Assumption.

(a) Effective on and as of the date hereof, the Assignor hereby sells, assigns, conveys and transfers to the Depositor all of its right, title and interest in, to and under the Flow Servicing Agreement to the extent relating to the Specified Mortgage Loans, together with its obligations as “Owner” (as such term is defined in the Flow Servicing Agreement) to the extent relating to the Specified Mortgage Loans, and the Depositor hereby accepts such assignment from the Assignor and assumes such obligations.

(b) Effective on and as of the date hereof, the Depositor hereby sells, assigns, conveys and transfers to the Assignee all of its right, title and interest in, to and under the Flow Servicing Agreement to the extent relating to the Specified Mortgage Loans, together with its obligations as “Owner” (as such term is defined in the Flow Servicing Agreement) to the extent relating to the Specified Mortgage Loans, the Depositor is released from all obligations under the Flow Servicing Agreement, and the Assignee hereby accepts such assignment from the Depositor.

(c) Assignee agrees to be bound, as “Owner” (as such term is defined in the Flow Servicing Agreement), by all of the terms, covenants and conditions of the Flow Servicing Agreement relating to the Specified Mortgage Loans, and from and after the date hereof, Assignee assumes for the benefit of each of Assignor, Depositor and Servicer all of Assignor’s obligations as Owner thereunder in respect of the Specified Mortgage Loans, and Assignor is released from such obligations.

2.	Recognition of the Assignee.

From and after the date hereof, subject to Section 3 below, the Servicer shall recognize the Assignee as the holder of the rights and benefits of the Owner with respect to the Specified Mortgage Loans and the Servicer will service the Specified Mortgage Loans for the Assignee as if the Assignee and the Servicer had entered into a separate servicing agreement for the servicing of the Specified Mortgage Loans in the form of the Flow Servicing Agreement with the Assignee as the Owner thereunder, the terms of which Flow Servicing Agreement are incorporated herein by reference and amended hereby. It is the intention of the parties hereto that this Assignment will be a separate and distinct agreement, and the entire agreement, between the parties hereto to the extent of the Specified Mortgage Loans and shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto.

3.	Continuing Rights and Responsibilities.

(a) Controlling Holder Rights. The parties hereto agree and acknowledge that Sequoia Mortgage Funding Corporation, an Affiliate of the Depositor, in its capacity as the initial Controlling Holder pursuant to the Pooling and Servicing Agreement, and for so long as it is the Controlling Holder, will assume all of Assignee’s rights and all related responsibilities as Owner under the section of the Flow Servicing Agreement listed below:

Flow Servicing Agreement:

Section	Matter

11.20	Servicer Shall Provide Access and Information as Reasonably Required.

(b) Notwithstanding Sections 1 and 2 above, Assignor reserves its rights under, and does not assign to Assignee or Depositor, the ongoing rights to take action and the responsibilities of the Owner under the Sections of the Flow Servicing Agreement listed below:

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Flow Servicing Agreement:

Section	Matter

Addendum I	Regulation AB Compliance Addendum

(c) In addition, the Servicer agrees to furnish to the Assignor as well as to the Master Servicer copies of reports, notices, statements and other communications required to be delivered by the Servicer pursuant to any of the sections of the Flow Servicing Agreement referred to above and under the following sections, at the times therein specified:

Flow Servicing Agreement:

Section

11.09	Transfer of Accounts.

11.16	Statements to the Owner.

Subsection 2.04 of Addendum I	Servicer Compliance Statement.

Subsection 2.05 of Addendum I	Report on Assessment of Compliance and Attestation.

(d) If there is no Controlling Holder under the Pooling and Servicing Agreement, then all rights and responsibilities assumed by the Controlling Holder pursuant to Section 3(a) shall terminate and revert to Assignee. Assignor will provide thirty (30) days notice to the Servicer of any such termination or a change in the identity of the Controlling Holder of which Assignor has knowledge.

(e) Redwood Residential Acquisition Corporation, in its capacity as Servicing Administrator under this Assignment, hereby assumes the obligations of the Owner, as assigned to the Assignee, and the obligations of the Servicing Administrator, under the Sections of the Flow Servicing Agreement, as amended by this Assignment, listed below:

Flow Servicing Agreement:

Section	Matter

Clause (i) of the last paragraph of Section 11.13	Payment by Servicing Administrator for Opinion of Counsel

Last sentence of 11.14, with respect to Servicing Advances only	Payment of Servicing Advances to Servicer

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11.17	P&I Advances

11.25(b)	Funding of P& I Advances, including without limitation funding of Prepayment Interest Shortfalls pursuant to the second paragraph of Section 11.15

11.25(c)	Funding of Servicing Advances

14.03	Payment of termination fees to Servicer

As compensation for such assumption of obligations, the Servicing Administrator shall be entitled to receive from payments on the Specified Mortgage Loans the difference, if any, between the Servicing Fee and the servicing compensation otherwise payable to the Servicer under the Flow Servicing Agreement. In addition, the Servicing Administrator shall have all the benefits provided to the Servicing Administrator by Subsection 11.05 of the Flow Servicing Agreement. Any failure of the Servicing Administrator to perform its obligations under this Section 3(e) shall be an additional Event of Default under the Flow Servicing Agreement, entitling the Assignee to terminate both the Servicing Administrator and the Servicer in accordance with the terms of the Flow Servicing Agreement.

(f) The Servicing Administrator may, with the consent of the Master Servicer, exercise the rights of the Owner set forth in Section 13.01 of the Flow Servicing Agreement to terminate the Servicer following the occurrence of an Event of Default with respect to the Servicer.

(g) The Servicing Administrator may, with the consent of the Master Servicer, exercise the rights of the Owner set forth in Section 14.03 of the Flow Servicing Agreement to terminate the Servicer without cause and transfer servicing.

(h) If the Servicing Administrator exercises its right to terminate the Servicer pursuant to the foregoing paragraphs (f) or (g), no termination of the Servicer shall be effective unless the Servicing Administrator shall have appointed a successor Servicer under the Flow Servicing Agreement approved by the Master Servicer.

(i) No later than March 1 of each year when any Certificates are outstanding, commencing in March 2013, the Servicing Administrator shall provide to the Master Servicer its report on assessment of compliance with applicable servicing criteria specified under Item 1122(d)((2)(iii) of Regulation AB and its compliance statement required under Item 1123 of Regulation AB.

4.	Amendment to the Flow Servicing Agreement.

The Flow Servicing Agreement is hereby amended as set forth in Appendix A hereto with respect to the Specified Mortgage Loans. The rights and obligations under the Flow Servicing

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Agreement assigned to the Depositor and the Assignee pursuant to this Agreement shall be under the Flow Servicing Agreement as amended as set forth in Appendix A.

5.	Representations and Warranties.

(a) Each of the parties hereto represents and warrants that it is duly and legally authorized to enter into this Assignment.

(b) Each of the parties hereto represents and warrants that this Assignment has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

6.	Continuing Effect.

Except as contemplated hereby, the Flow Servicing Agreement shall remain in full force and effect in accordance with their terms. This Assignment constitutes a Reconstitution Agreement as contemplated in Section 32 of the Flow Servicing Agreement and the Reconstitution Date shall be the date hereof with respect to the Specified Mortgage Loans listed on Exhibit I on the date hereof.

7.	Governing Law.

This Assignment and the rights and obligations hereunder shall be governed by and construed in accordance with the internal laws of the State of New York.

8.	Notices.

Any notices or other communications permitted or required under the Flow Servicing Agreement to be made to the Assignor and Assignee shall be made in accordance with the terms of the Flow Servicing Agreement and shall be sent to the Assignor and Assignee as follows:

Assignor: Redwood Residential Acquisition Corporation

One Belvedere Place, Suite 360

Mill Valley, CA 94941

Attention: William Moliski

Assignee: U.S. Bank National Association

60 Livingston Avenue

EP-MN-WS3D

St. Paul, Minnesota, 55107

Attention: Structured Finance – Sequoia Mortgage Loan Trust 2012-2

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or to such other address as may hereafter be furnished by the Assignor or Assignee to the other parties in accordance with the provisions of the Flow Servicing Agreement.

9.	Counterparts.

This Assignment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

10.	Definitions.

Any capitalized term used but not defined in this Assignment has the same meaning as in the Flow Servicing Agreement.

11.	Master Servicer.

The Servicer hereby acknowledges that Wells Fargo Bank, N.A. (the “Master Servicer”) will act as master servicer and securities administrator under the Pooling and Servicing Agreement and hereby agrees to treat all inquiries, instructions, authorizations and other communications from the Master Servicer as if the same had been received from the Assignee. The Master Servicer, acting on behalf of the Assignee, shall have the rights of the Assignee as the Owner under the Flow Servicing Agreement, including, without limitation, the right to enforce the obligations of the Servicer and the Servicing Administrator thereunder. Any notices or other communications permitted or required under the Flow Servicing Agreement to be made to the Assignee shall be made in accordance with the terms of the Flow Servicing Agreement and shall be sent to the Master Servicer at the following address:

Wells Fargo Bank, N. A.

P.O. Box 98

Columbia, Maryland 21046

(or, for overnight deliveries, 9062 Old Annapolis Road, Columbia, Maryland 21045)

Attention: Sequoia Mortgage Trust 2012-2

or to such other address as may hereafter be furnished by the Master Servicer to Servicer. Any such notices or other communications permitted or required under the Flow Servicing Agreement may be delivered in electronic format unless manual signature is required in which case a hard copy of such report or communication shall be required.

The Servicer shall make all distributions under the Flow Servicing Agreement, as they relate to the Specified Mortgage Loans, to the Master Servicer by wire transfer of immediately funds to:

Wells Fargo Bank, N.A.

San Francisco, California

ABA# 121-000-248

Account #3970771416

Account Name: SAS Clearing

FFC: Account #6188200, Sequoia Mortgage Trust 2012-2

Distribution Account

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12.	Rule 17g-5 Compliance.

The Servicer hereby agrees that it shall provide information with respect to the servicing of the Mortgage Loans by the Servicer requested by any Rating Agency or nationally recognized statistical rating organization (“NRSRO”) to the Securities Administrator, as the initial Rule 17g-5 Information Provider (the “Rule 17g-5 Information Provider”), via electronic mail at rmbs17g5informationprovider@wellsfargo.com, with a subject reference of “SEMT 2012-2” and an identification of the type of information being provided in the body of such electronic mail. The Rule 17g-5 Information Provider shall notify the Servicer in writing of any change in the identity or contact information of the Rule 17g-5 Information Provider. The Servicer shall have no liability for (i) the Rule 17g-5 Information Provider’s failure to post information provided by it in accordance with the terms of this Assignment or (ii) any malfunction or disabling of the website maintained by the Rule 17g-5 Information Provider. None of the foregoing restrictions in this Section 12 prohibit or restrict oral or written communications, or providing information, between the Servicer, on the one hand, and any Rating Agency or NRSRO, on the other hand, with regard to (i) such Rating Agency’s or NRSRO’s review of the ratings it assigns to the Servicer, (ii) such Rating Agency’s or NRSRO’s approval of the Servicer as a residential mortgage master, special or primary servicer, or (iii) such Rating Agency’s or NRSRO’s evaluation of the Servicer’s servicing operations in general; provided, however, that the Servicer shall not provide any information relating to the Mortgage Loans to such Rating Agency or NRSRO in connection with such review and evaluation by such Rating Agency or NRSRO unless: (x) borrower, property or deal specific identifiers are redacted; or (y) such information has already been provided to the Rule 17g-5 Information Provider.

13.	Successors and Assigns.

Upon a transfer of the Specified Mortgage Loans by the Assignee (other than in respect of repurchases by a seller pursuant to the related purchase agreement) to a buyer (“buyer”), such transfer shall constitute a Reconstitution subject to the terms of Section 32 of the Flow Servicing Agreement. Upon the closing of such transfer, the rights and obligations of Owner held by the Assignor pursuant to this Assignment shall automatically terminate and the buyer shall possess all of the rights and obligations of Owner under the Flow Servicing Agreement, provided, however, that the Assignor shall remain liable for any obligations held by it as Owner arising from or attributable to the period from the date hereof to the closing date of such transfer.

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IN WITNESS WHEREOF, the parties hereto have executed this Assignment the day and year first above written.

ASSIGNOR:

REDWOOD RESIDENTIAL ACQUISITION
CORPORATION

By:/s/ William Moliski

Name: William Moliski

Title: Authorized Officer

DEPOSITOR:

SEQUOIA RESIDENTIAL FUNDING, INC.

By: /s/ William Moliski

Name: William Moliski

Title: Authorized Officer

ASSIGNEE:

U.S. BANK NATIONAL ASSOCIATION, not in its
individual capacity but solely as Trustee,

By: /s/ John L. Linssen

Name: John L. Linssen

Title: Vice President

SERVICER:

CENLAR FSB

By: /s/ Gregory S. Tornquist

Name: Gregory S. Tornquist

Title: CEO / President

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ASSIGNOR:

REDWOOD RESIDENTIAL ACQUISITION
CORPORATION

By:/s/ William Moliski

Name: William Moliski

Title: Authorized Officer

Accepted and agreed to by:

MASTER SERVICER:

WELLS FARGO BANK, N.A.

By: /s/ Graham M. Oglesby

Name: Graham M. Oglesby

Title: Vice President

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EXHIBIT I

I-1

KEY	Primary Servicer	Servicing Fee %	Servicing Fee—Flatdollar	Servicing Advance Methodology	Originator	Loan Group	Loan Number	Servicer Loan Number	Cenlar Loan Number	Amortization Type	Lien Position
1	1000383	0.0025			1000324	1	1030002488	1611451573	0036709772	1	1
2	1000383	0.0025			1000324	1	1030002313	1351118506	0036709426	1	1
3	1000383	0.0025			1000324	1	1030002379	1611451632	0036709434	1	1
4	1000383	0.0025			1000324	1	1030002433	1351119067	0036709996	1	1
5	1000383	0.0025			1000324	1	1030002544	1351200452	0036709780	1	1
6	1000383	0.0025			1000324	1	1030002479	1311122189	0036710283	1	1
7	1000383	0.0025			1001863	1	1000001421	232279	0036708592	1	1
8	1000383	0.0025			1001863	1	1000001886	227753	0036708899	1	1
9	1000383	0.0025			1001863	1	1000001245	226933	0036708584	1	1
10	1000383	0.0025			1001863	1	1000002088	237292	0036709152	1	1
11	1000383	0.0025			1001863	1	1000001587	233664	0036709145	1	1
12	1000383	0.0025			1001863	1	1000002318	239762	0036709566	1	1
13	1000383	0.0025			1000312	1	1300001674	001084473	0036708576	1	1
14	1000383	0.0025			1000312	1	1300002028	001082322	0036708774	1	1
15	1000383	0.0025			1000312	1	1300002009	001090231	0036709095	1	1
16	1000383	0.0025			1000312	1	1300002025	001087591	0036709509	1	1
17	1000383	0.0025			1000312	1	1300002034	001081869	0036709442	1	1
18	1000383	0.0025			1000312	1	1300002148	001088405	0036709517	1	1
19	1000383	0.0025			1000312	1	1300002184	001089152	0036709525	1	1
20	1000383	0.0025			1000312	1	1300002199	001091165	0036709459	1	1
21	1000383	0.0025			1000312	1	1300001922	001080300	0036710077	1	1
22	1000383	0.0025			1000312	1	1300002261	001093643	0036710291	1	1
23	1000383	0.0025			1000312	1	1300002279	001093553	0036710473	1	1
24	1000383	0.0025			1002793	1	1010002436	000039361	0036709657	1	1
25	1000383	0.0025			1002793	1	1010002491	000039856	0036709665	1	1
26	1000383	0.0025			1006318	1	1450002527	1110035236	0036709707	1	1
27	1000383	0.0025			1006324	1	1950001996	70110507	0036708246	1	1
28	1000383	0.0025			1006324	1	1950002102	91110031	0036709863	1	1
29	1000383	0.0025			1006324	1	1950002275	70110582	0036709715	1	1
30	1000383	0.0025			1008808	1	1650001969	6012494	0036709871	1	1
31	1000383	0.0025			1008808	1	1650002006	1007966	0036709293	1	1
32	1000383	0.0025			1008808	1	1650002074	1007925	0036709723	1	1
33	1000383	0.0025			1008808	1	1650002204	6013620	0036710093	1	1
34	1000383	0.0025			1008808	1	1650002273	6013897	0036710234	1	1
35	1000383	0.0025			1008808	1	1650002405	6014544	0036710259	1	1
36	1000383	0.0025			1008808	1	1650002411	6014673	0036710267	1	1
37	1000383	0.0025			1008808	1	1650002211	6013502	0036710341	1	1
38	1000383	0.0025			1008808	1	1650002427	6014781	0036710366	1	1
39	1000383	0.0025			1000522	1	1700001422	1301369272	0036707453	1	1
40	1000383	0.0025			1003970	1	1400002190	2011001860	0036708782	1	1
41	1000383	0.0025			1003970	1	1400002220	2011002119	0036709467	1	1
42	1000383	0.0025			1003970	1	1400002230	2011002010	0036710085	1	1
43	1000383	0.0025			1008498	1	1150002123	503362479	0036708832	1	1
44	1000383	0.0025			1008498	1	1150002114	503362194	0036708659	1	1
45	1000383	0.0025			1008498	1	1150001936	503345118	0036708642	1	1
46	1000383	0.0025			1008498	1	1150001928	503344292	0036708915	1	1
47	1000383	0.0025			1008498	1	1150002241	503343753	0036708840	1	1
48	1000383	0.0025			1008498	1	1150001732	503322717	0036708808	1	1
49	1000383	0.0025			1008498	1	1150001682	503319315	0036708493	1	1
50	1000383	0.0025			1008498	1	1150001562	503307796	0036708634	1	1
51	1000383	0.0025			1008498	1	1150001852	503305584	0036708816	1	1
52	1000383	0.0025			1008498	1	1150001494	503292935	0036708626	1	1
53	1000383	0.0025			1008498	1	1150001492	503292699	0036708907	1	1
54	1000383	0.0025			1008498	1	1150002001	503254335	0036708824	1	1
55	1000383	0.0025			1008498	1	1150002224	503371725	0036709137	1	1
56	1000383	0.0025			1008498	1	1150002132	503362677	0036708980	1	1
57	1000383	0.0025			1008498	1	1150001952	503346885	0036708972	1	1
58	1000383	0.0025			1008498	1	1150001924	503343785	0036708964	1	1
59	1000383	0.0025			1008498	1	1150001851	503336585	0036709129	1	1
60	1000383	0.0025			1008498	1	1150002150	503327587	0036708998	1	1
61	1000383	0.0025			1008498	1	1150001483	503302123	0036708956	1	1
62	1000383	0.0025			1008498	1	1150001523	503291083	0036709111	1	1
63	1000383	0.0025			1008498	1	1150001563	503307941	0036709475	1	1
64	1000383	0.0025			1008498	1	1150001926	503344106	0036709491	1	1
65	1000383	0.0025			1008498	1	1150001863	503336896	0036709269	1	1
66	1000383	0.0025			1008498	1	1150002252	503342050	0036709822	1	1
67	1000383	0.0025			1008498	1	1150001844	503332529	0036709681	1	1
68	1000383	0.0025			1008498	1	1150002283	503377740	0036709285	1	1
69	1000383	0.0025			1008498	1	1150002353	503384952	0036709848	1	1
70	1000383	0.0025			1008498	1	1150002336	503382633	0036709699	1	1
71	1000383	0.0025			1008498	1	1150001743	503323811	0036709483	1	1
72	1000383	0.0025			1008498	1	1150002342	503383762	0036709830	1	1
73	1000383	0.0025			1008498	1	1150002699	503369060	0036710069	1	1
74	1000383	0.0025			1008498	1	1150002269	503375379	0036710036	1	1
75	1000383	0.0025			1008498	1	1150002325	503381961	0036710218	1	1
76	1000383	0.0025			1008498	1	1150002496	503401658	0036710044	1	1
77	1000383	0.0025			1008498	1	1150002580	503410735	0036710051	1	1
78	1000383	0.0025			1000536	1	1050001983	6016600345	0036708436	1	1
79	1000383	0.0025			1000536	1	1050001576	3727600141	0036707990	1	1
80	1000383	0.0025			1000536	1	1050001442	3726600151	0036707982	1	1
81	1000383	0.0025			1000536	1	1050001206	3706601408	0036707529	1	1
82	1000383	0.0025			1000536	1	1050001365	2278600044	0036708147	1	1
83	1000383	0.0025			1000536	1	1050001564	2198600423	0036708329	1	1
84	1000383	0.0025			1000536	1	1050001285	2168600373	0036707628	1	1
85	1000383	0.0025			1000536	1	1050001739	2154601255	0036708402	1	1
86	1000383	0.0025			1000536	1	1050001224	2154601171	0036707602	1	1
87	1000383	0.0025			1000536	1	1050001175	2126600745	0036707784	1	1
88	1000383	0.0025			1000536	1	1050001210	2119700942	0036707594	1	1
89	1000383	0.0025			1000536	1	1050001219	2117601343	0036707537	1	1
90	1000383	0.0025			1000536	1	1050001575	2109701736	0036707818	1	1
91	1000383	0.0025			1000536	1	1050001297	2108600298	0036707909	1	1
92	1000383	0.0025			1000536	1	1050001664	2105600368	0036707651	1	1
93	1000383	0.0025			1000536	1	1050001414	20831100168	0036708048	1	1
94	1000383	0.0025			1000536	1	1050001909	2071603885	0036708220	1	1
95	1000383	0.0025			1000536	1	1050001306	2071603646	0036707883	1	1
96	1000383	0.0025			1000536	1	1050001149	20631100461	0036708295	1	1
97	1000383	0.0025			1000536	1	1050001792	2054603302	0036707875	1	1
98	1000383	0.0025			1000536	1	1050001320	2003602409	0036708212	1	1
99	1000383	0.0025			1000536	1	1050001333	2001708797	0036707776	1	1
100	1000383	0.0025			1000536	1	1050001083	7102600399	0036708667	1	1
101	1000383	0.0025			1000536	1	1050001049	3725600020	0036708923	1	1
102	1000383	0.0025			1000536	1	1050001360	3657600991	0036708683	1	1
103	1000383	0.0025			1000536	1	1050001913	3612601245	0036708758	1	1
104	1000383	0.0025			1000536	1	1050001188	3602601428	0036708675	1	1
105	1000383	0.0025			1000536	1	1050001763	2249600153	0036708733	1	1
106	1000383	0.0025			1000536	1	1050001848	2155600775	0036708741	1	1
107	1000383	0.0025			1000536	1	1050001453	2138601811	0036708501	1	1
108	1000383	0.0025			1000536	1	1050001858	2128601182	0036708535	1	1
109	1000383	0.0025			1000536	1	1050002067	2071603649	0036708766	1	1
110	1000383	0.0025			1000536	1	1050001814	2045701091	0036708527	1	1
111	1000383	0.0025			1000536	1	1050001836	2003602466	0036708428	1	1
112	1000383	0.0025			1000536	1	1050001323	2003602370	0036708857	1	1
113	1000383	0.0025			1000536	1	1050002326	6026600025	0036709236	1	1
114	1000383	0.0025			1000536	1	1050002201	6014600647	0036709038	1	1
115	1000383	0.0025			1000536	1	1050002301	3726600435	0036709079	1	1
116	1000383	0.0025			1000536	1	1050001051	3726600127	0036709004	1	1
117	1000383	0.0025			1000536	1	1050002357	37221100144	0036709244	1	1
118	1000383	0.0025			1000536	1	1050002249	3602601517	0036709228	1	1
119	1000383	0.0025			1000536	1	1050001753	21491100150	0036709160	1	1
120	1000383	0.0025			1000536	1	1050002216	2073604170	0036709210	1	1
121	1000383	0.0025			1000536	1	1050002146	20631100660	0036709202	1	1
122	1000383	0.0025			1000536	1	1050002207	2045701157	0036709053	1	1
123	1000383	0.0025			1000536	1	1050002229	2044602338	0036709061	1	1
124	1000383	0.0025			1000536	1	1050001594	2032602330	0036709020	1	1
125	1000383	0.0025			1000536	1	1050002017	20031100019	0036709186	1	1
126	1000383	0.0025			1000536	1	1050002215	3627601329	0036709368	1	1
127	1000383	0.0025			1000536	1	1050002149	20031100003	0036709632	1	1
128	1000383	0.0025			1000536	1	1050002429	7102600293	0036709954	1	1
129	1000383	0.0025			1000536	1	1050002130	22891100097	0036709327	1	1
130	1000383	0.0025			1000536	1	1050002502	30521100215	0036709970	1	1
131	1000383	0.0025			1000536	1	1050002181	21981100106	0036709335	1	1
132	1000383	0.0025			1000536	1	1050002307	2117601361	0036709640	1	1
133	1000383	0.0025			1000536	1	1050002426	2123700740	0036709756	1	1
134	1000383	0.0025			1000536	1	1050002246	2083601246	0036709384	1	1
135	1000383	0.0025			1000536	1	1050002172	21491100173	0036709897	1	1
136	1000383	0.0025			1000536	1	1050002235	2139600105	0036709905	1	1
137	1000383	0.0025			1000536	1	1050002505	2244701531	0036709764	1	1
138	1000383	0.0025			1000536	1	1050002303	3612601309	0036709418	1	1
139	1000383	0.0025			1000536	1	1050002247	2278600192	0036709392	1	1
140	1000383	0.0025			1000536	1	1050002374	2244701508	0036709921	1	1
141	1000383	0.0025			1000536	1	1050002265	22821100077	0036709400	1	1
142	1000383	0.0025			1000536	1	1050002192	22831100066	0036709343	1	1
143	1000383	0.0025			1000536	1	1050002395	2047601344	0036709939	1	1
144	1000383	0.0025			1000536	1	1050002398	3731600189	0036709947	1	1
145	1000383	0.0025			1000536	1	1050002443	3731600118	0036709962	1	1
146	1000383	0.0025			1000536	1	1050001020	3650602104	0036709574	1	1
147	1000383	0.0025			1000536	1	1050001300	2108600299	0036709889	1	1
148	1000383	0.0025			1000536	1	1050001404	20631100582	0036709590	1	1
149	1000383	0.0025			1000536	1	1050002090	3706601797	0036709319	1	1
150	1000383	0.0025			1000536	1	1050002193	3735600107	0036709350	1	1
151	1000383	0.0025			1000536	1	1050002327	23041100085	0036709913	1	1
152	1000383	0.0025			1000536	1	1050002396	20011100295	0036710135	1	1
153	1000383	0.0025			1000536	1	1050002612	2017605256	0036710192	1	1
154	1000383	0.0025			1000536	1	1050002453	2138602702	0036710028	1	1
155	1000383	0.0025			1000536	1	1050001462	22051100051	0036710101	1	1
156	1000383	0.0025			1000536	1	1050002477	22051100324	0036710150	1	1
157	1000383	0.0025			1000536	1	1050002549	23041100132	0036710176	1	1
158	1000383	0.0025			1000536	1	1050002484	3612601262	0036710168	1	1
159	1000383	0.0025			1000536	1	1050002646	2003602082	0036710390	1	1
160	1000383	0.0025			1000536	1	1050002196	2238600298	0036710382	1	1
161	1000383	0.0025			1000536	1	1050001751	20631100666	0036708725	1	1

KEY	HELOC Indicator	Loan Purpose	Cash Out Amount	Total Origination and Discount Points	Covered/High Cost Loan Indicator	Relocation Loan Indicator	Broker Indicator	Channel	Escrow Indicator	Senior Loan Amount(s)
1	0	9						1	4	0
2	0	9						2	4	0
3	0	9						1	4	0
4	0	9						2	4	0
5	0	9						2	4	0
6	0	9						1	4	0
7	0	9						1	4	0
8	0	7						1	4	0
9	0	9						1	4	0
10	0	7						1	4	0
11	0	9						1	4	0
12	0	7						1	4	0
13	0	9						1	4	0
14	0	7						1	4	0
15	0	7						1	0	0
16	0	9						1	4	0
17	0	9						1	4	0
18	0	9						1	4	0
19	0	9						1	0	0
20	0	9						1	0	0
21	0	9						1	0	0
22	0	9						1	0	0
23	0	9						1	4	0
24	0	9						1	4	0
25	0	6						1	4	0
26	0	7						1	4	0
27	0	7						1	4	0
28	0	3						1	4	0
29	0	9						1	0	0
30	0	9						2	0	0
31	0	9						1	4	0
32	0	9						1	0	0
33	0	9						2	0	0
34	0	9						2	0	0
35	0	9						2	0	0
36	0	9						2	0	0
37	0	7						2	0	0
38	0	9						2	0	0
39	0	7						1	4	0
40	0	9						1	4	0
41	0	9						1	4	0
42	0	9						1	0	0
43	0	7						2	4	0
44	0	7						2	4	0
45	0	9						4	4	0
46	0	9						4	0	0
47	0	3						4	0	0
48	0	9						4	0	0
49	0	9						2	0	0
50	0	9						4	0	0
51	0	9						4	0	0
52	0	9						4	0	0
53	0	3						2	0	0
54	0	7						4	4	0
55	0	7						4	0	0
56	0	7						4	0	0
57	0	9						2	0	0
58	0	9						4	0	0
59	0	7						2	4	0
60	0	9						2	4	0
61	0	7						2	4	0
62	0	3						1	4	0
63	0	9						2	4	0
64	0	9						4	4	0
65	0	7						2	4	0
66	0	9						4	4	0
67	0	3						4	4	0
68	0	7						2	0	0
69	0	9						4	4	0
70	0	7						2	4	0
71	0	9						2	0	0
72	0	9						4	0	0
73	0	3						4	4	0
74	0	3						4	4	0
75	0	7						4	4	0
76	0	9						4	0	0
77	0	3						4	0	0
78	0	7						1	0	0
79	0	7						1	0	0
80	0	9						1	0	0
81	0	9						1	0	0
82	0	9						1	0	0
83	0	7						1	0	0
84	0	9						1	4	0
85	0	9						1	4	0
86	0	3						1	4	0
87	0	7						1	0	0
88	0	9						1	4	0
89	0	9						1	4	0
90	0	9						1	4	0
91	0	9						1	4	0
92	0	7						1	0	0
93	0	7						1	4	0
94	0	7						1	0	0
95	0	7						1	4	0
96	0	9						1	4	0
97	0	7						1	4	0
98	0	9						1	0	0
99	0	9						1	0	0
100	0	7						1	0	0
101	0	6						1	4	0
102	0	9						1	4	0
103	0	9						1	0	0
104	0	3						1	0	0
105	0	3						1	0	0
106	0	6						1	4	0
107	0	3						1	4	0
108	0	7						1	4	0
109	0	7						1	4	0
110	0	7						1	0	0
111	0	6						1	0	0
112	0	9						1	0	0
113	0	7						1	0	0
114	0	9						1	0	0
115	0	9						1	4	0
116	0	9						1	4	0
117	0	9						1	0	0
118	0	9						1	0	0
119	0	9						1	4	0
120	0	3						1	0	0
121	0	9						1	0	0
122	0	7						1	0	0
123	0	9						1	4	0
124	0	9						1	0	0
125	0	9						1	0	0
126	0	9						1	0	0
127	0	9						1	0	0
128	0	7						1	4	0
129	0	7						1	0	0
130	0	9						1	0	0
131	0	9						1	0	0
132	0	9						1	0	0
133	0	9						1	4	0
134	0	7						1	0	0
135	0	9						1	0	0
136	0	9						1	4	0
137	0	7						1	4	0
138	0	7						1	0	0
139	0	7						1	4	0
140	0	7						1	4	0
141	0	9						1	4	0
142	0	9						1	0	0
143	0	7						1	0	0
144	0	9						1	0	0
145	0	9						1	0	0
146	0	9						1	0	0
147	0	9						1	4	0
148	0	9						1	0	0
149	0	9						1	4	0
150	0	6						1	4	0
151	0	7						1	4	0
152	0	9						1	4	0
153	0	9						1	4	0
154	0	9						1	0	0
155	0	9						1	4	0
156	0	7						1	4	0
157	0	7						1	4	0
158	0	9						1	0	0
159	0	9						1	0	0
160	0	9						1	4	0
161	0	9						1	0	0

KEY	Loan Type of Most Senior Lien	Hybrid Period of Most Senior Lien (in months)	Neg Am Limit of Most Senior Lien	Junior Mortgage Balance	Origination Date of Most Senior Lien	Origination Date	Original Loan Amount	Original Interest Rate	Original Amortization Term	Original Term to Maturity
1				300,000.00		20120124	731,000.00	0.0488	360	360
2				0.00		20120105	698,000.00	0.0450	360	360
3				0.00		20120107	560,000.00	0.0500	360	360
4				0.00		20120126	875,000.00	0.0475	360	360
5				0.00		20120131	810,000.00	0.0488	360	360
6				0.00		20120211	640,000.00	0.0450	360	360
7				0.00		20111108	472,000.00	0.0488	360	360
8				0.00		20111118	1,000,000.00	0.0488	360	360
9				0.00		20111020	1,350,000.00	0.0488	360	360
10				0.00		20111208	592,000.00	0.0450	360	360
11				61,800.00		20111115	680,000.00	0.0488	360	360
12				0.00		20111227	975,000.00	0.0450	360	360
13				0.00		20111110	543,750.00	0.0475	360	360
14				0.00		20111118	975,000.00	0.0463	360	360
15				0.00		20111202	562,500.00	0.0500	360	360
16				0.00		20111213	487,500.00	0.0475	360	360
17				0.00		20111122	941,250.00	0.0488	360	360
18				35,000.00		20111222	525,000.00	0.0488	360	360
19				0.00		20111223	708,500.00	0.0450	360	360
20				0.00		20111221	751,000.00	0.0500	360	360
21				0.00		20111117	1,275,000.00	0.0500	360	360
22				0.00		20120120	550,000.00	0.0488	360	360
23				0.00		20120125	562,500.00	0.0475	360	360
24				0.00		20120113	467,500.00	0.0450	360	360
25				0.00		20120111	572,000.00	0.0463	360	360
26				0.00		20120123	888,000.00	0.0413	360	360
27				0.00		20111109	525,600.00	0.0513	360	360
28				0.00		20120124	1,500,000.00	0.0450	360	360
29				0.00		20120117	736,500.00	0.0475	360	360
30				0.00		20111227	1,250,000.00	0.0525	360	360
31				0.00		20111222	1,330,000.00	0.0488	360	360
32				0.00		20111229	487,500.00	0.0488	360	360
33				22,239.00		20111228	650,000.00	0.0488	360	360
34				0.00		20111227	982,700.00	0.0463	360	360
35				0.00		20120130	982,000.00	0.0475	360	360
36				0.00		20120125	712,500.00	0.0463	360	360
37				0.00		20111215	823,250.00	0.0488	360	360
38				0.00		20120208	825,000.00	0.0463	360	360
39				0.00		20110922	476,000.00	0.0463	360	360
40				0.00		20111202	995,899.00	0.0450	360	360
41				0.00		20120109	716,000.00	0.0438	360	360
42				0.00		20120213	661,000.00	0.0450	360	360
43				0.00		20111206	788,000.00	0.0500	360	360
44				0.00		20111209	600,000.00	0.0500	360	360
45				0.00		20111130	650,000.00	0.0488	360	360
46				0.00		20111215	737,500.00	0.0488	360	360
47				0.00		20111209	783,000.00	0.0488	360	360
48				0.00		20111123	762,700.00	0.0475	360	360
49				0.00		20111114	1,012,500.00	0.0488	360	360
50				0.00		20111117	952,000.00	0.0488	360	360
51				0.00		20111128	600,000.00	0.0525	360	360
52				0.00		20111122	1,880,000.00	0.0500	360	360
53				0.00		20111206	1,400,000.00	0.0500	360	360
54				0.00		20111116	910,000.00	0.0538	360	360
55				0.00		20111227	1,000,000.00	0.0438	360	360
56				0.00		20111216	788,000.00	0.0475	360	360
57				0.00		20111217	839,000.00	0.0475	360	360
58				0.00		20111222	722,000.00	0.0463	360	360
59				0.00		20111229	540,000.00	0.0488	360	360
60				0.00		20111201	980,000.00	0.0475	360	360
61				0.00		20111207	680,000.00	0.0475	360	360
62				0.00		20111209	585,000.00	0.0450	360	360
63				0.00		20120113	916,000.00	0.0450	360	360
64				0.00		20120114	918,500.00	0.0475	360	360
65				0.00		20120117	443,910.00	0.0488	360	360
66				0.00		20120120	960,000.00	0.0475	360	360
67				0.00		20111230	700,000.00	0.0475	360	360
68				0.00		20120113	637,500.00	0.0463	360	360
69				495,000.00		20120111	855,000.00	0.0450	360	360
70				0.00		20120123	1,236,000.00	0.0475	360	360
71				0.00		20120117	1,160,000.00	0.0438	360	360
72				0.00		20120124	559,800.00	0.0488	360	360
73				0.00		20120201	456,000.00	0.0475	360	360
74				0.00		20120208	500,000.00	0.0463	360	360
75				0.00		20120209	490,000.00	0.0475	360	360
76				0.00		20120207	1,200,000.00	0.0438	360	360
77				0.00		20120131	830,000.00	0.0475	360	360
78				0.00		20111111	567,300.00	0.0438	360	360
79				0.00		20110929	1,125,000.00	0.0488	360	360
80				0.00		20110926	886,800.00	0.0488	360	360
81				0.00		20110919	898,000.00	0.0475	360	360
82				0.00		20111012	1,290,000.00	0.0463	360	360
83				0.00		20110919	470,000.00	0.0488	360	360
84				0.00		20111003	440,000.00	0.0463	360	360
85				0.00		20111101	1,075,000.00	0.0475	360	360
86				0.00		20110923	979,000.00	0.0463	360	360
87				0.00		20110920	448,000.00	0.0513	360	360
88				0.00		20110926	999,950.00	0.0463	360	360
89				200,000.00		20110923	990,000.00	0.0463	360	360
90				0.00		20111006	680,000.00	0.0488	360	360
91				0.00		20111017	900,000.00	0.0463	360	360
92				0.00		20110930	650,000.00	0.0475	360	360
93				0.00		20110930	832,800.00	0.0450	360	360
94				0.00		20111026	611,250.00	0.0538	360	360
95				0.00		20111011	588,450.00	0.0463	360	360
96				0.00		20111005	572,000.00	0.0513	360	360
97				0.00		20111018	560,000.00	0.0475	360	360
98				0.00		20110926	985,000.00	0.0463	360	360
99				0.00		20110928	989,050.00	0.0488	360	360
100				0.00		20110824	556,850.00	0.0525	360	360
101				0.00		20111107	798,000.00	0.0488	360	360
102				0.00		20111024	862,000.00	0.0500	360	360
103				0.00		20111111	757,000.00	0.0475	360	360
104				0.00		20111028	1,085,000.00	0.0463	360	360
105				0.00		20111031	445,000.00	0.0488	360	360
106				0.00		20111102	1,020,000.00	0.0500	360	360
107				0.00		20111024	740,000.00	0.0450	360	360
108				0.00		20111104	748,700.00	0.0488	360	360
109				0.00		20111114	536,000.00	0.0500	360	360
110				0.00		20111101	772,000.00	0.0500	360	360
111				0.00		20111014	527,200.00	0.0488	360	360
112				0.00		20111108	688,000.00	0.0488	360	360
113				0.00		20111228	796,000.00	0.0475	360	360
114				0.00		20111123	921,500.00	0.0450	360	360
115				0.00		20111215	640,000.00	0.0463	360	360
116				0.00		20111026	1,998,600.00	0.0475	360	360
117				0.00		20111230	615,000.00	0.0463	360	360
118				0.00		20111228	485,000.00	0.0475	360	360
119				0.00		20111117	999,999.00	0.0475	360	360
120				0.00		20111221	650,000.00	0.0438	360	360
121				0.00		20111201	620,250.00	0.0438	360	360
122				0.00		20111209	689,850.00	0.0488	360	360
123				0.00		20111222	716,500.00	0.0450	360	360
124				0.00		20111217	494,400.00	0.0475	360	360
125				0.00		20111222	868,400.00	0.0475	360	360
126				0.00		20120106	1,160,000.00	0.0500	360	360
127				0.00		20111223	880,000.00	0.0475	360	360
128				0.00		20111014	610,000.00	0.0475	360	360
129				0.00		20120103	1,590,000.00	0.0450	360	360
130				0.00		20120117	850,000.00	0.0463	360	360
131				0.00		20111229	807,000.00	0.0463	360	360
132				0.00		20120109	810,000.00	0.0475	360	360
133				0.00		20120118	575,000.00	0.0463	360	360
134				0.00		20111223	480,000.00	0.0475	360	360
135				125,000.00		20120120	913,000.00	0.0463	360	360
136				0.00		20120123	944,000.00	0.0450	360	360
137				0.00		20120125	775,000.00	0.0463	360	360
138				0.00		20111227	559,950.00	0.0463	360	360
139				0.00		20111228	600,000.00	0.0513	360	360
140				0.00		20120130	725,000.00	0.0450	360	360
141				0.00		20120104	480,000.00	0.0450	360	360
142				0.00		20120106	713,000.00	0.0450	360	360
143				0.00		20120131	699,900.00	0.0463	360	360
144				250,000.00		20120125	603,350.00	0.0438	360	360
145				0.00		20120126	720,000.00	0.0463	360	360
146				0.00		20111026	999,950.00	0.0475	360	360
147				0.00		20111026	944,000.00	0.0463	360	360
148				0.00		20111201	527,200.00	0.0475	360	360
149				0.00		20111130	499,000.00	0.0488	360	360
150				0.00		20111216	550,000.00	0.0438	360	360
151				0.00		20111216	792,000.00	0.0488	360	360
152				0.00		20120120	452,600.00	0.0463	360	360
153				0.00		20120209	585,000.00	0.0425	360	360
154				0.00		20120120	696,000.00	0.0463	360	360
155				0.00		20120113	614,700.00	0.0450	360	360
156				0.00		20111230	520,000.00	0.0450	360	360
157				0.00		20120203	536,250.00	0.0500	360	360
158				0.00		20120123	880,000.00	0.0488	360	360
159				0.00		20120210	999,950.00	0.0463	360	360
160				0.00		20120127	1,345,100.00	0.0475	360	360
161				0.00		20111110	1,095,000.00	0.0488	360	360

KEY	First Payment Date of Loan	Interest Type Indicator	Original Interest Only Term	Buy Down Period	HELOC Draw Period	Current Loan Amount	Current Interest Rate	Current Payment Amount Due	Interest Paid Through Date	Current Payment Status	Index Type
1	20120301	1	0	0		730,101.17	0.0488	3,868.52	20120301	0	0
2	20120301	1	0	0		697,080.83	0.0450	3,536.67	20120301	0	0
3	20120301	1	0	0		559,327.12	0.0500	3,006.21	20120301	0	0
4	20120301	1	0	0		873,899.12	0.0475	4,564.42	20120301	0	0
5	20120301	1	0	0		808,514.86	0.0488	4,286.59	20120301	0	0
6	20120401	1	0	0		640,000.00	0.0450	3,242.79	20120301	0	0
7	20120101	1	0	0		465,723.25	0.0488	2,497.86	20120301	0	0
8	20120101	1	0	0		996,296.25	0.0488	5,292.08	20120301	0	0
9	20111201	1	0	0		1,343,319.69	0.0488	7,144.31	20120301	0	0
10	20120201	1	0	0		590,437.92	0.0450	2,999.58	20120301	0	0
11	20120101	1	0	0		677,481.43	0.0488	3,598.62	20120301	0	0
12	20120201	1	0	0		972,422.50	0.0450	4,940.18	20120301	0	0
13	20120101	1	0	0		540,371.76	0.0475	2,836.46	20120301	0	0
14	20120101	1	0	0		971,220.33	0.0463	5,012.86	20120301	0	0
15	20120101	1	0	0		560,463.93	0.0500	3,019.62	20120301	0	0
16	20120201	1	0	0		486,270.89	0.0475	2,543.03	20120301	0	0
17	20120101	1	0	0		937,763.86	0.0488	4,981.17	20120301	0	0
18	20120201	1	0	0		523,706.32	0.0488	2,778.34	20120301	0	0
19	20120201	1	0	0		706,630.52	0.0450	3,589.87	20120301	0	0
20	20120201	1	0	0		749,191.52	0.0500	4,031.53	20120301	0	0
21	20120101	1	0	0		1,270,384.89	0.0500	6,844.48	20120301	0	0
22	20120301	1	0	0		549,323.73	0.0488	2,910.65	20120301	0	0
23	20120301	1	0	0		561,645.58	0.0475	2,934.27	20120301	0	0
24	20120301	1	0	0		466,884.38	0.0450	2,368.75	20120301	0	0
25	20120301	1	0	0		571,263.70	0.0463	2,940.88	20120301	0	0
26	20120301	1	0	0		886,748.81	0.0413	4,303.69	20120301	0	0
27	20120101	1	0	0		523,740.87	0.0513	2,861.82	20120301	0	0
28	20120301	1	0	0		1,498,024.72	0.0450	7,600.28	20120301	0	0
29	20120301	1	0	0		735,573.38	0.0475	3,841.93	20120301	0	0
30	20120201	1	0	0		1,247,126.13	0.0525	6,902.55	20120301	0	0
31	20120201	1	0	0		1,326,722.67	0.0488	7,038.47	20120301	0	0
32	20120201	1	0	0		486,298.72	0.0488	2,579.89	20120301	0	0
33	20120201	1	0	0		648,398.31	0.0488	3,439.85	20120301	0	0
34	20120201	1	0	0		980,165.20	0.0463	5,052.45	20120301	0	0
35	20120401	1	0	0		982,000.00	0.0475	5,122.58	20120301	0	0
36	20120301	1	0	0		711,582.85	0.0463	3,663.24	20120301	0	0
37	20120201	1	0	0		821,221.37	0.0488	4,356.71	20120301	0	0
38	20120401	1	0	0		825,000.00	0.0463	4,241.65	20120301	0	0
39	20111101	1	0	0		472,912.70	0.0463	2,447.30	20120301	0	0
40	20120201	1	0	0		993,261.11	0.0450	5,046.07	20120301	0	0
41	20120301	1	0	0		715,035.54	0.0438	3,574.88	20120301	0	0
42	20120401	1	0	0		661,000.00	0.0450	3,349.19	20120301	0	0
43	20120201	1	0	0		785,901.98	0.0500	4,230.16	20120301	0	0
44	20120201	1	0	0		598,555.14	0.0500	3,220.93	20120301	0	0
45	20120201	1	0	0		647,581.69	0.0488	3,439.85	20120301	0	0
46	20120201	1	0	0		735,682.68	0.0488	3,902.91	20120301	0	0
47	20120201	1	0	0		781,070.57	0.0488	4,143.70	20120301	0	0
48	20120101	1	0	0		759,809.85	0.0475	3,978.60	20120301	0	0
49	20120101	1	0	0		1,008,749.96	0.0488	5,358.23	20120301	0	0
50	20120101	1	0	0		948,474.03	0.0488	5,038.06	20120301	0	0
51	20120101	1	0	0		597,926.29	0.0525	3,313.22	20120301	0	0
52	20120101	1	0	0		1,873,194.97	0.0500	10,092.25	20120301	0	0
53	20120201	1	0	0		1,396,628.65	0.0500	7,515.50	20120301	0	0
54	20120101	1	0	0		906,927.18	0.0538	5,095.74	20120301	0	0
55	20120201	1	0	0		997,301.05	0.0438	4,992.85	20120301	0	0
56	20120201	1	0	0		786,012.83	0.0475	4,110.58	20120301	0	0
57	20120201	1	0	0		834,633.46	0.0475	4,376.62	20120301	0	0
58	20120201	1	0	0		720,137.66	0.0463	3,712.09	20120301	0	0
59	20120201	1	0	0		538,669.36	0.0488	2,857.72	20120301	0	0
60	20120201	1	0	0		977,272.55	0.0475	5,112.14	20120301	0	0
61	20120201	1	0	0		678,285.55	0.0475	3,547.20	20120301	0	0
62	20120201	1	0	0		580,521.75	0.0450	2,964.11	20120301	0	0
63	20120301	1	0	0		914,459.15	0.0450	4,641.24	20120301	0	0
64	20120301	1	0	0		917,344.40	0.0475	4,791.33	20120301	0	0
65	20120301	1	0	0		443,364.17	0.0488	2,349.21	20120301	0	0
66	20120301	1	0	0		958,792.19	0.0475	5,007.81	20120301	0	0
67	20120301	1	0	0		699,119.30	0.0475	3,651.53	20120301	0	0
68	20120301	1	0	0		636,679.39	0.0463	3,277.64	20120301	0	0
69	20120301	1	0	0		853,874.09	0.0450	4,332.16	20120301	0	0
70	20120301	1	0	0		1,234,444.94	0.0475	6,447.56	20120301	0	0
71	20120301	1	0	0		1,158,437.46	0.0438	5,791.71	20120301	0	0
72	20120301	1	0	0		559,111.68	0.0488	2,962.51	20120301	0	0
73	20120401	1	0	0		456,000.00	0.0475	2,378.71	20120301	0	0
74	20120401	1	0	0		500,000.00	0.0463	2,570.70	20120301	0	0
75	20120401	1	0	0		490,000.00	0.0475	2,556.07	20120301	0	0
76	20120401	1	0	0		1,200,000.00	0.0438	5,991.42	20120301	0	0
77	20120401	1	0	0		830,000.00	0.0475	4,329.67	20120301	0	0
78	20120101	1	0	0		561,993.66	0.0438	2,832.45	20120301	0	0
79	20111101	1	0	0		1,118,027.19	0.0488	5,953.59	20120301	0	0
80	20111101	1	0	0		881,303.56	0.0488	4,693.02	20120301	0	0
81	20111101	1	0	0		887,226.42	0.0475	4,684.39	20120301	0	0
82	20111201	1	0	0		1,282,579.95	0.0463	6,632.40	20120301	0	0
83	20111101	1	0	0		467,086.91	0.0488	2,487.28	20120301	0	0
84	20111201	1	0	0		437,721.36	0.0463	2,262.21	20120301	0	0
85	20120101	1	0	0		1,070,926.41	0.0475	5,607.71	20120301	0	0
86	20111101	1	0	0		972,650.24	0.0463	5,033.43	20120301	0	0
87	20111101	1	0	0		445,064.30	0.0513	2,439.30	20120301	0	0
88	20111101	1	0	0		992,003.33	0.0463	5,141.14	20120301	0	0
89	20111101	1	0	0		983,578.91	0.0463	5,089.98	20120301	0	0
90	20111201	1	0	0		676,635.08	0.0488	3,598.62	20120301	0	0
91	20111201	1	0	0		895,105.96	0.0463	4,627.26	20120301	0	0
92	20111101	1	0	0		645,878.54	0.0475	3,390.71	20120301	0	0
93	20111101	1	0	0		827,275.33	0.0450	4,219.68	20120301	0	0
94	20111201	1	0	0		608,491.82	0.0538	3,422.82	20120301	0	0
95	20111201	1	0	0		585,402.57	0.0463	3,025.45	20120301	0	0
96	20111201	1	0	0		569,296.54	0.0513	3,114.47	20120301	0	0
97	20111201	1	0	0		557,164.98	0.0475	2,921.23	20120301	0	0
98	20111101	1	0	0		978,611.36	0.0463	5,064.27	20120301	0	0
99	20111101	1	0	0		979,859.82	0.0488	5,234.13	20120301	0	0
100	20111001	1	0	0		552,975.45	0.0525	3,074.95	20120301	0	0
101	20120101	1	0	0		795,044.42	0.0488	4,223.08	20120301	0	0
102	20111201	1	0	0		857,831.11	0.0500	4,627.40	20120301	0	0
103	20120101	1	0	0		752,956.79	0.0475	3,948.87	20120301	0	0
104	20111201	1	0	0		1,079,381.06	0.0463	5,578.41	20120301	0	0
105	20111201	1	0	0		442,797.96	0.0488	2,354.98	20120301	0	0
106	20111201	1	0	0		1,015,066.96	0.0500	5,475.58	20120301	0	0
107	20111201	1	0	0		736,080.15	0.0450	3,749.47	20120301	0	0
108	20120101	1	0	0		745,926.79	0.0488	3,962.18	20120301	0	0
109	20120101	1	0	0		534,059.86	0.0500	2,877.36	20120301	0	0
110	20120101	1	0	0		769,205.61	0.0500	4,144.26	20120301	0	0
111	20111201	1	0	0		524,591.20	0.0488	2,789.99	20120301	0	0
112	20120101	1	0	0		685,451.82	0.0488	3,640.95	20120301	0	0
113	20120201	1	0	0		793,993.08	0.0475	4,152.31	20120301	0	0
114	20120101	1	0	0		916,236.87	0.0450	4,669.11	20120301	0	0
115	20120201	1	0	0		638,349.18	0.0463	3,290.49	20120301	0	0
116	20111201	1	0	0		1,988,482.06	0.0475	10,425.64	20120301	0	0
117	20120201	1	0	0		613,413.65	0.0463	3,161.96	20120301	0	0
118	20120201	1	0	0		483,706.90	0.0475	2,529.99	20120301	0	0
119	20120101	1	0	0		996,209.62	0.0475	5,216.47	20120301	0	0
120	20120201	1	0	0		648,245.69	0.0438	3,245.35	20120301	0	0
121	20120201	1	0	0		618,575.98	0.0438	3,096.81	20120301	0	0
122	20120201	1	0	0		688,150.11	0.0488	3,650.74	20120301	0	0
123	20120201	1	0	0		714,609.42	0.0450	3,630.40	20120301	0	0
124	20120201	1	0	0		493,153.50	0.0475	2,579.02	20120301	0	0
125	20120201	1	0	0		866,210.53	0.0475	4,529.99	20120301	0	0
126	20120301	1	0	0		1,158,606.20	0.0500	6,227.13	20120301	0	0
127	20120201	1	0	0		877,781.28	0.0475	4,590.50	20120301	0	0
128	20111201	1	0	0		606,911.86	0.0475	3,182.05	20120301	0	0
129	20120301	1	0	0		1,587,906.20	0.0450	8,056.30	20120301	0	0
130	20120301	1	0	0		848,905.85	0.0463	4,370.19	20120301	0	0
131	20120201	1	0	0		804,918.40	0.0463	4,149.11	20120301	0	0
132	20120301	1	0	0		808,980.91	0.0475	4,225.34	20120301	0	0
133	20120301	1	0	0		574,259.85	0.0463	2,956.30	20120301	0	0
134	20120201	1	0	0		478,789.79	0.0475	2,503.91	20120301	0	0
135	20120301	1	0	0		911,824.76	0.0463	4,694.09	20120301	0	0
136	20120301	1	0	0		942,756.89	0.0450	4,783.11	20120301	0	0
137	20120301	1	0	0		774,002.40	0.0463	3,984.58	20120301	0	0
138	20120201	1	0	0		558,505.66	0.0463	2,878.92	20120301	0	0
139	20120201	1	0	0		598,588.15	0.0513	3,266.92	20120301	0	0
140	20120301	1	0	0		724,045.28	0.0450	3,673.47	20120301	0	0
141	20120301	1	0	0		479,367.91	0.0450	2,432.09	20120301	0	0
142	20120301	1	0	0		712,061.08	0.0450	3,612.67	20120301	0	0
143	20120301	1	0	0		698,999.07	0.0463	3,598.46	20120301	0	0
144	20120301	1	0	0		602,537.27	0.0438	3,012.44	20120301	0	0
145	20120301	1	0	0		719,073.20	0.0463	3,701.80	20120301	0	0
146	20111201	1	0	0		994,887.76	0.0475	5,216.21	20120301	0	0
147	20111201	1	0	0		939,111.24	0.0463	4,853.48	20120301	0	0
148	20120101	1	0	0		525,202.25	0.0475	2,750.12	20120301	0	0
149	20120101	1	0	0		497,151.82	0.0488	2,640.75	20120301	0	0
150	20120201	1	0	0		548,485.40	0.0438	2,746.07	20120301	0	0
151	20120201	1	0	0		790,048.38	0.0488	4,191.33	20120301	0	0
152	20120301	1	0	0		452,017.40	0.0463	2,327.00	20120301	0	0
153	20120401	1	0	0		585,000.00	0.0425	2,877.85	20120301	0	0
154	20120301	1	0	0		695,104.09	0.0463	3,578.41	20120301	0	0
155	20120301	1	0	0		613,890.54	0.0450	3,114.59	20120301	0	0
156	20120201	1	0	0		518,627.91	0.0450	2,634.76	20120301	0	0
157	20120301	1	0	0		535,605.67	0.0500	2,878.71	20120301	0	0
158	20120301	1	0	0		878,917.97	0.0488	4,657.03	20120301	0	0
159	20120401	1	0	0		999,950.00	0.0463	5,141.14	20120301	0	0
160	20120301	1	0	0		1,343,407.67	0.0475	7,016.68	20120301	0	0
161	20120101	1	0	0		1,090,944.40	0.0488	5,794.83	20120301	0	0

KEY	ARM Look-back Days	Gross Margin	ARM Round Flag	ARM Round Factor	Initial Fixed Rate Period	Initial Interest Rate Cap (Change Up)	Initial Interest Rate Cap (Change Down)	Subsequent Interest Rate Reset Period	Subsequent Interest Rate Cap (Change Down)	Subsequent Interest Rate Cap (Change Up)	Lifetime Maximum Rate (Ceiling)
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45
46
47
48
49
50
51
52
53
54
55
56
57
58
59
60
61
62
63
64
65
66
67
68
69
70
71
72
73
74
75
76
77
78
79
80
81
82
83
84
85
86
87
88
89
90
91
92
93
94
95
96
97
98
99
100
101
102
103
104
105
106
107
108
109
110
111
112
113
114
115
116
117
118
119
120
121
122
123
124
125
126
127
128
129
130
131
132
133
134
135
136
137
138
139
140
141
142
143
144
145
146
147
148
149
150
151
152
153
154
155
156
157
158
159
160
161

KEY	Lifetime Minimum Rate (Floor)	Negative Amortization Limit	Initial Negative Amortization Recast Period	Subsequent Negative Amortization Recast Period	Initial Fixed Payment Period	Subsequent Payment Reset Period	Initial Periodic Payment Cap	Subsequent Periodic Payment Cap	Initial Minimum Payment Reset Period	Subsequent Minimum Payment Reset Period	Option ARM Indicator	Options at Recast
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45
46
47
48
49
50
51
52
53
54
55
56
57
58
59
60
61
62
63
64
65
66
67
68
69
70
71
72
73
74
75
76
77
78
79
80
81
82
83
84
85
86
87
88
89
90
91
92
93
94
95
96
97
98
99
100
101
102
103
104
105
106
107
108
109
110
111
112
113
114
115
116
117
118
119
120
121
122
123
124
125
126
127
128
129
130
131
132
133
134
135
136
137
138
139
140
141
142
143
144
145
146
147
148
149
150
151
152
153
154
155
156
157
158
159
160
161

KEY	Initial Minimum Payment	Current Minimum Payment	Prepayment Penalty Calculation	Prepayment Penalty Type	Prepayment Penalty Total Term	Prepayment Penalty Hard Term	Primary Borrower ID	Number of Mortgaged Properties	Total Number of Borrowers	Self-employment Flag	Current ‘Other’ Monthly Payment
1					0		152	1		0
2					0		293	1		0
3					0		143	1		0
4					0		11	2		0
5					0		248	2		1
6					0		118	1		0
7					0		146	2		1
8					0		69	1		0
9					0		264	1		1
10					0		217	2		0
11					0		220	1		1
12					0		122	2		1
13					0		131	1		0
14					0		116	1		0
15					0		121	2		0
16					0		126	1		0
17					0		149	2		0
18					0		132	1		0
19					0		123	1		0
20					0		112	1		0
21					0		117	1		0
22					0		155	2		1
23					0		168	1		0
24					0		223	1		0
25					0		73	1		0
26					0		156	3		1
27					0		174	1		1
28					0		211	4		1
29					0		197	1		1
30					0		283	1		1
31					0		127	1		1
32					0		256	2		0
33					0		277	1		0
34					0		270	1		0
35					0		281	2		0
36					0		192	1		0
37					0		267	2		1
38					0		260	1		1
39					0		160	1		0
40					0		36	1		1
41					0		32	1		0
42					0		37	1		0
43					0		102	3		1
44					0		313	2		0
45					0		97	1		0
46					0		253	1		0
47					0		135	3		1
48					0		26	1		0
49					0		7	1		0
50					0		81	1		0
51					0		100	2		0
52					0		178	1		1
53					0		10	1		1
54					0		56	3		0
55					0		229	2		1
56					0		239	2		1
57					0		301	1		0
58					0		231	3		0
59					0		113	2		1
60					0		23	3		1
61					0		308	2		1
62					0		98	3		0
63					0		76	2		0
64					0		138	1		0
65					0		103	1		0
66					0		101	1		0
67					0		215	1		0
68					0		94	1		0
69					0		268	3		1
70					0		290	1		1
71					0		99	2		1
72					0		244	1		0
73					0		91	1		0
74					0		31	4		1
75					0		15	2		1
76					0		266	3		1
77					0		88	1		0
78					0		106	1		0
79					0		302	4		1
80					0		85	2		1
81					0		199	1		0
82					0		310	1		0
83					0		142	2		0
84					0		202	1		0
85					0		82	2		0
86					0		279	1		0
87					0		314	2		1
88					0		175	1		0
89					0		59	2		1
90					0		87	1		0
91					0		289	1		0
92					0		193	2		1
93					0		182	2		1
94					0		148	3		1
95					0		204	2		0
96					0		28	1		1
97					0		165	2		0
98					0		95	1		1
99					0		61	2		1
100					0		65	1		0
101					0		29	1		0
102					0		185	3		1
103					0		38	1		1
104					0		159	1		0
105					0		257	1		0
106					0		206	1		0
107					0		12	1		1
108					0		216	3		0
109					0		191	1		0
110					0		189	2		1
111					0		171	2		1
112					0		177	1		1
113					0		162	2		0
114					0		172	1		0
115					0		173	1		0
116					0		141	2		0
117					0		5	1		0
118					0		108	2		1
119					0		327	1		0
120					0		145	1		1
121					0		183	1		0
122					0		180	2		0
123					0		243	1		1
124					0		125	1		1
125					0		359	1		1
126					0		195	2		1
127					0		188	2		0
128					0		22	2		0
129					0		230	4		1
130					0		196	1		1
131					0		186	1		1
132					0		84	1		0
133					0		83	1		0
134					0		144	2		0
135					0		124	2		1
136					0		14	1		1
137					0		30	1		1
138					0		45	2		0
139					0		323	2		1
140					0		93	2		1
141					0		184	1		0
142					0		49	1		0
143					0		286	2		0
144					0		208	1		0
145					0		119	4		0
146					0		228	1		1
147					0		272	1		0
148					0		176	1		1
149					0		241	2		0
150					0		79	2		0
151					0		9	2		0
152					0		236	2		0
153					0		179	1		0
154					0		210	2		1
155					0		161	1		0
156					0		92	1		0
157					0		20	2		0
158					0		42	1		1
159					0		77	2		1
160					0		200	3		1
161					0		111	1		0

KEY	Length of Employment: Borrower	Length of Employment: Co- Borrower	Years in Home	FICO Model Used	Most Recent FICO Date	Primary Wage Earner Original FICO: Equifax	Primary Wage Earner Original FICO: Experian	Primary Wage Earner Original FICO: TransUnion	Secondary Wage Earner Original FICO: Equifax	Secondary Wage Earner Original FICO: Experian	Secondary Wage Earner Original FICO: TransUnion	Original Primary Borrower FICO
1	0.00		14.00	1								786
2	5.00	0.00	1.00	1								745
3	21.00		13.00	1								777
4	10.00	15.00	10.00	1								722
5	5.00	3.00	1.00	1								800
6	18.67	18.00	7.00	1								792
7	13.10		15.40	1								787
8	0.30		0.00	1								762
9	15.00		0.01	1								768
10	3.30	4.00	0.00	1								782
11	27.00		43.00	1								783
12	6.90	6.80	0.00	1								776
13	1.00		12.00	1								749
14	6.00		0.00	1								777
15	9.00	4.00	0.00	1								710
16	14.00	21.00	23.00	1								767
17	17.00	18.00	4.00	1								760
18	0.50	0.00	6.00	1								703
19	6.00		15.00	1								800
20	8.00	0.00	1.00	1								778
21	4.00		0.50	1								785
22	9.00		12.00	1								751
23	9.00	10.00	4.00	1								773
24	15.00	18.00	7.00	1								807
25	2.00		0.00	1								810
26	6.00		0.00	1								797
27	14.00		0.00	1								798
28	20.00		16.00	1								774
29	9.00	0.00	2.00	1								745
30	18.00	0.00	11.00	1								750
31	3.00	0.00	6.00	1								771
32	7.60		5.30	1								794
33	29.80		4.00	1								798
34	3.00		14.00	1								791
35	0.83		3.00	1								776
36	12.00		4.00	1								748
37	2.40		0.00	1								759
38	5.92		3.00	1								795
39	0.00		0.00	1	20120227							758
40	12.00		2.00	1								748
41	13.00		10.00	1								737
42	7.00		0.50	1								766
43	4.00		0.00	1								768
44	6.00		0.00	1								768
45	14.00		8.00	1								756
46	0.00		1.00	1								807
47	37.00		8.00	1								723
48	0.00		9.00	1								801
49	9.00	9.00	3.00	1								792
50	3.00	29.00	10.00	1								782
51	3.00		4.00	1								757
52	7.00		4.00	1								794
53	16.00		16.00	1								773
54	1.00		0.00	1								754
55	24.00		0.00	1								749
56	10.00		0.00	1								751
57	0.00		5.00	1								801
58	20.00	20.00	0.66	1								772
59	7.00		0.00	1								778
60	16.00	3.00	6.00	1								756
61	1.00		0.00	1								776
62	17.00	17.00	3.00	1								781
63	4.00	5.00	3.00	1								759
64	6.00	0.00	4.00	1								757
65	11.00		0.00	1								769
66	3.00	0.00	3.00	1								777
67	0.00		35.00	1								718
68	10.00	15.00	0.00	1								812
69	16.00	0.00	12.00	1								771
70	20.00	0.00	0.00	1								762
71	10.00	0.00	2.00	1								784
72	20.00	0.00	10.00	1								780
73	20.00		2.00	1								702
74	32.00		26.00	1								703
75	9.00		0.00	1								728
76	17.00	0.00	1.00	1								771
77	1.00	0.00	3.00	1								765
78	31.30		0.00	1								790
79	9.92	12.00	0.00	1	20120227							759
80	1.83	4.00	2.50	1	20120227							695
81	2.00		2.50	1	20120227							768
82	7.10		14.00	1								791
83	4.00		0.00	1	20120227							792
84	37.80		9.00	1								783
85	3.00	3.00	3.25	1								797
86	22.00		17.00	1	20120227							704
87	5.00	10.00	0.00	1	20120227							784
88	12.00		1.50	1	20120227							780
89	2.50		1.00	1	20120227							778
90	14.00	3.00	10.00	1								762
91	1.70		2.00	1								756
92	10.00		0.00	1	20120227							774
93	31.00		0.00	1	20120227							793
94	12.00		0.00	1								722
95	1.30	5.00	0.00	1								762
96	12.00		11.00	1								792
97	11.00		0.00	1								772
98	18.00		2.00	1	20120227							805
99	12.00	7.00	2.50	1	20120227							728
100	0.20		0.00	1	20120227							773
101	1.50	1.00	0.00	1								772
102	6.00	9.00	1.08	1								736
103	0.67		0.33	1								721
104	18.00		10.00	1								706
105	4.10		13.00	1								788
106	4.17		0.00	1								791
107	35.00		6.00	1	20120227							737
108	2.90		0.00	1								783
109	13.00		0.00	1								775
110	21.00	10.00	0.00	1								801
111	11.00	2.00	0.00	1								779
112	15.00		14.00	1								763
113	4.00		0.00	1								801
114	3.75		0.75	1								779
115	2.50		6.50	1								779
116	8.00		1.00	1								770
117	9.00	5.00	5.00	1								795
118	31.00	11.00	7.00	1								797
119	2.00		0.17	1								771
120	21.00		19.00	1								774
121	7.00		0.67	1								760
122	12.90		0.00	1								780
123	22.00	22.00	16.00	1								754
124	11.60	12.00	2.00	1								771
125	20.00		12.00	1								793
126	25.00		3.00	1								775
127	15.00		11.00	1								783
128	10.00		0.00	1								753
129	29.00	0.00	0.00	1								766
130	7.00	7.00	3.00	1								723
131	20.00	2.00	10.00	1								765
132	8.00	0.00	11.00	1								706
133	1.00	1.00	11.00	1								745
134	4.00		0.00	1								790
135	25.00	25.00	19.00	1								769
136	30.00	30.00	24.00	1								767
137	24.00	24.00	0.00	1								787
138	11.00	0.00	0.00	1								780
139	9.00	7.00	0.00	1								809
140	16.00	0.00	0.00	1								748
141	0.00	28.00	2.00	1								786
142	0.00	0.00	15.00	1								771
143	16.00		0.00	1								764
144	3.00	4.00	7.00	1								813
145	0.00	0.00	5.00	1								792
146	7.00		4.60	1								782
147	3.10	0.00	3.00	1								772
148	4.00	2.00	4.67	1								766
149	0.00	0.00	22.00	1								797
150	0.30	0.00	0.00	1								752
151	6.50	7.00	0.00	1								792
152	2.00		3.00	1								814
153	7.00	0.00	4.00	1								773
154	7.00	15.00	5.00	1								779
155	6.00		6.00	1								801
156	8.00		0.00	1								796
157	3.00	0.00	0.00	1								788
158	8.00	0.00	0.25	1								769
159	7.00	0.00	2.00	1								770
160	25.00	10.00	7.00	1								734
161	9.00	2.59	3.00	1								746

KEY	Most Recent Primary Borrower FICO	Most Recent Co- Borrower FICO	Most Recent FICO Method	VantageScore: Primary Borrower	VantageScore: Co- Borrower	Most Recent VantageScore Method	VantageScore Date	Credit Report: Longest Trade Line	Credit Report: Maximum Trade Line	Credit Report: Number of Trade Lines	Credit Line Usage Ratio
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39	763
40
41
42
43
44
45
46
47
48
49
50
51
52
53
54
55
56
57
58
59
60
61
62
63
64
65
66
67
68
69
70
71
72
73
74
75
76
77
78
79	771
80	713
81	760
82
83	801
84
85
86	750
87	781
88	791
89	773
90
91
92	769
93	786
94
95
96
97
98	802
99	751
100	773
101
102
103
104
105
106
107	743
108
109
110
111
112
113
114
115
116
117
118
119
120
121
122
123
124
125
126
127
128
129
130
131
132
133
134
135
136
137
138
139
140
141
142
143
144
145
146
147
148
149
150
151
152
153
154
155
156
157
158
159
160
161

KEY	Most Recent 12- month Pay History	Months Bankruptcy	Months Foreclosure	Primary Borrower Wage Income	Co-Borrower Wage Income	Primary Borrower Other Income	Co-Borrower Other Income	All Borrower Wage Income	All Borrower Total Income
1	000000000000			2,259.80	957.00	17,418.93	0.00	3,216.80	20,635.73
2	000000000000			20,433.87	0.00	-1,432.93	0.00	20,433.87	19,000.94
3	000000000000			17,774.62		0.00		17,774.62	17,774.62
4	000000000000			9,033.19	4,051.66	4,218.16	0.00	13,084.85	17,303.01
5	000000000000			25,669.00	8,025.00	-1,161.00	0.00	33,694.00	32,533.00
6	000000000000			0.00	14,043.67	0.00	3,293.67	14,043.67	17,337.34
7	000000000000			40,368.50		0.00		40,368.50	40,368.50
8	000000000000			20,000.00	0.00	0.00	-178.00	20,000.00	19,822.04
9	000000000000			31,438.46	0.00	3,616.00	0.00	31,438.46	35,054.46
10	000000000000			15,000.00	6,500.00	0.00	0.00	21,500.00	21,500.00
11	000000000000			15,082.00	0.00	3,024.17	1,151.08	15,082.00	19,257.25
12	000000000000			34,488.00	-471.00	5,722.00	0.00	34,017.00	39,739.00
13	000000000000			13,333.34	3,968.00	0.00	0.00	17,301.34	17,301.01
14	000000000000			22,083.34	0.00	5,918.95	0.00	22,083.34	28,002.29
15	000000000000			8,756.00	9,358.33	108.33	1,475.38	18,114.33	19,698.04
16	000000000000			12,072.92	8,333.33	0.00	0.00	20,406.25	20,406.25
17	000000000000			14,737.19	12,916.67	0.00	0.00	27,653.86	27,653.86
18	000000000000			13,749.99	0.00	0.00	0.00	13,749.99	13,749.99
19	000000000000			20,950.00		-1,149.25		20,950.00	19,800.75
20	000000000000			10,583.34	0.00	16,514.74	0.00	10,583.34	27,098.08
21	000000000000			31,041.67	0.00	0.00	0.00	31,041.67	31,041.67
22	000000000000			80,047.96	0.00	0.00	0.00	80,047.96	80,047.96
23	000000000000			15,130.96	-3,908.75	-1,056.29	0.00	11,222.21	10,165.92
24	000000000000			3,201.25	0.00	5,488.54	0.00	3,201.25	8,689.79
25	000000000000			18,750.00		0.00		18,750.00	18,750.00
26	000000000000			13,344.49		456.00		13,344.49	13,800.49
27	000000000000			19,048.00		119,187.00		19,048.00	138,235.00
28	000000000000			48,879.00		-9,204.00		48,879.00	39,675.00
29	000000000000			16,666.66	0.00	32,125.00	0.00	16,666.66	48,791.66
30	000000000000			26,830.00	0.00	0.00	0.00	26,830.00	26,830.00
31	000000000000			23,177.00	0.00	12,174.42	0.00	23,177.00	35,351.42
32	000000000000			18,454.15		-477.33		18,454.15	17,976.82
33	000000000000			25,908.34	0.00	0.00	0.00	25,908.34	25,908.34
34	000000000000			37,429.05	0.00	0.00	0.00	37,429.05	37,429.05
35	000000000000			25,000.02	0.00	0.00	0.00	25,000.02	25,000.02
36	000000000000			19,750.00	0.00	0.00	0.00	19,750.00	19,750.00
37	000000000000			20,826.17		1,146.77		20,826.17	21,972.94
38	000000000000			22,278.17		0.00		22,278.17	22,278.17
39	000000000000			14,923.00	0.00	0.00	0.00	14,923.00	14,923.00
40	000000000000			157,825.08	0.00	0.00	0.00	157,825.08	157,825.08
41	000000000000			18,692.30		0.00		18,692.30	18,692.30
42	000000000000			20,416.33		0.00		20,416.33	20,416.33
43	000000000000			8,204.75	0.00	24,790.25	0.00	8,204.75	32,995.00
44	000000000000			20,264.70		9,515.74		20,264.70	29,780.44
45	000000000000			27,468.90		3,131.25		27,468.90	30,600.15
46	000000000000			7,234.00	5,342.00	618.00	0.00	12,576.00	13,194.00
47	000000000000			42,833.00	0.00	614.00	0.00	42,833.00	43,447.00
48	000000000000			11,253.00		6,303.00		11,253.00	17,556.00
49	000000000000			9,666.66	23,124.00	0.00	0.00	32,790.66	32,790.66
50	000000000000			9,281.40	10,616.93	0.00	0.00	19,898.33	19,898.33
51	000000000000			8,813.87	0.00	644.45	0.00	8,813.87	9,458.32
52	000000000000			49,301.00	0.00	0.00	0.00	49,301.00	49,301.00
53	000000000000			33,678.00	0.00	-1,386.97	0.00	33,678.00	32,291.03
54	000000000000			47,208.33		-4,155.79		47,208.33	43,052.54
55	000000000000			83,944.00		-9,222.00		83,944.00	74,722.00
56	000000000000			15,335.00	0.00	0.00	0.00	15,335.00	15,335.00
57	000000000000			10,247.00	0.00	2,623.00	0.00	10,247.00	12,870.00
58	000000000000			8,663.30	10,207.60	-2,509.00	0.00	18,870.90	16,361.90
59	000000000000			19,754.89		-2,455.68		19,754.89	17,299.21
60	000000000000			17,217.00	2,500.00	-2,375.23	0.00	19,717.00	17,341.77
61	000000000000			19,166.67	0.00	0.00	0.00	19,166.67	19,166.67
62	000000000000			4,851.00	5,401.38	-295.00	0.00	10,252.38	9,957.38
63	000000000000			14,961.00	15,582.00	-1,235.00	0.00	30,543.00	29,308.00
64	000000000000			5,364.67	0.00	27,428.90	0.00	5,364.67	32,793.57
65	000000000000			11,499.31		0.00		11,499.31	11,499.31
66	000000000000			41,350.00	0.00	0.00	0.00	41,350.00	41,350.00
67	000000000000			10,729.67		0.00		10,729.67	10,729.67
68	000000000000			0.00	1,230.83	12,819.98	0.00	1,230.83	14,050.81
69	000000000000			20,683.81	0.00	0.00	0.00	20,683.81	20,683.81
70	000000000000			35,332.44	0.00	0.00	0.00	35,332.44	35,332.44
71	000000000000			33,650.00	0.00	3,418.00	0.00	33,650.00	37,068.00
72	000000000000			12,691.31	0.00	0.00	0.00	12,691.31	12,691.31
73	000000000000			8,161.33		0.00		8,161.33	8,161.33
74	000000000000			16,740.00		1,699.00		16,740.00	18,439.00
75	000000000000			26,038.93		0.00		26,038.93	26,038.93
76	000000000000			123,062.77	0.00	-5,362.00	0.00	123,062.77	117,700.77
77	000000000000			16,666.66	0.00	0.00	0.00	16,666.66	16,666.66
78	000000000000			21,333.33	0.00	0.00	0.00	21,333.33	21,333.33
79	000000000000			38,912.00	4,333.00	-788.00	973.00	43,245.00	43,430.75
80	000000000000			23,493.00	16,675.00	2,608.00	0.00	40,168.00	42,776.00
81	000000000000			29,083.34		0.00		29,083.34	29,083.34
82	000000000000			20,356.12	0.00	7,006.29	0.00	20,356.12	27,362.41
83	000000000000			13,025.00	0.00	0.00	0.00	13,025.00	13,025.00
84	000000000000			18,400.81	0.00	0.00	0.00	18,400.81	18,400.81
85	000000000000			23,192.34	31,550.00	0.00	-241.00	54,742.34	54,501.09
86	000000000000			19,166.68	0.00	-1,306.33	0.00	19,166.68	17,860.35
87	000000000000			17,657.00	11,407.00	0.00	0.00	29,064.00	29,064.00
88	000000000000			12,859.40	0.00	83,195.71	0.00	12,859.40	96,055.11
89	000000000000			36,863.00		359.00		36,863.00	37,222.00
90	000000000000			14,600.00	12,833.00	0.00	0.00	27,433.00	27,433.00
91	000000000000			49,334.13		0.00		49,334.13	49,334.13
92	000000000000			104,862.00		0.00		104,862.00	104,862.00
93	000000000000			36,791.00		13,916.34		36,791.00	50,707.34
94	000000000000			43,548.46		0.00		43,548.46	43,548.46
95	000000000000			6,000.00	12,750.00	16.83	-292.00	18,750.00	18,475.26
96	000000000000			6,125.00		9,712.00		6,125.00	15,837.00
97	000000000000			18,333.34	0.00	15,591.30	-453.00	18,333.34	33,471.64
98	000000000000			0.00		59,182.00		0.00	59,182.00
99	000000000000			35,000.00	10,000.00	0.00	0.00	45,000.00	45,000.00
100	000000000000			11,666.67	0.00	0.00	0.00	11,666.67	11,666.67
101	000000000000			29,054.91	7,500.00	-1,399.38	0.00	36,554.91	35,155.53
102	000000000000			57,141.00	5,661.00	0.00	0.00	62,802.00	62,802.00
103	000000000000			12,916.66		0.00		12,916.66	12,916.66
104	000000000000			26,084.63		0.00		26,084.63	26,084.63
105	000000000000			17,614.13		0.00		17,614.13	17,614.13
106	000000000000			15,416.67		1,474.58		15,416.67	16,891.25
107	000000000000			12,408.34	0.00	4,684.29	0.00	12,408.34	17,092.63
108	000000000000			10,499.99		19,807.49		10,499.99	30,307.48
109	000000000000			17,333.34		15,595.63		17,333.34	32,928.97
110	000000000000			18,297.00	6,240.00	-146.00	-28.00	24,537.00	24,363.25
111	000000000000			16,665.00	10,000.00	0.00	-443.00	26,665.00	26,222.21
112	000000000000			14,924.57		2,327.00		14,924.57	17,251.57
113	000000000000			26,000.00		0.00		26,000.00	26,000.00
114	000000000000			18,750.00		1,666.67		18,750.00	20,416.67
115	000000000000			21,326.52	0.00	-6.50	0.00	21,326.52	21,320.02
116	000000000000			25,604.00		35,148.00		25,604.00	60,752.00
117	000000000000			0.00	16,022.50	8,722.96	0.00	16,022.50	24,745.46
118	000000000000			0.00	0.00	8,367.00	3,302.00	0.00	11,669.00
119	000000000000			0.00	0.00	-550.50	46,931.33	0.00	46,380.83
120	000000000000			3,412.00		7,086.00		3,412.00	10,498.00
121	000000000000			0.00		32,552.00		0.00	32,552.00
122	000000000000			14,397.17	0.00	5,364.35	0.00	14,397.17	19,761.52
123	000000000000			12,135.04	4,164.36	0.00	0.00	16,299.40	16,299.40
124	000000000000			11,574.00	2,484.00	2,484.00	0.00	14,058.00	16,542.00
125	000000000000			17,014.00		0.00		17,014.00	17,014.00
126	000000000000			35,166.00		-700.00		35,166.00	34,466.00
127	000000000000			14,916.67		4,419.81		14,916.67	19,336.48
128	000000000000			22,112.28		0.00		22,112.28	22,112.28
129	000000000000			73,646.21	0.00	16,788.00	0.00	73,646.21	90,434.21
130	000000000000			12,659.56	12,723.68	-645.35	0.00	25,383.24	24,737.89
131	000000000000			14,831.00	648.00	0.00	0.00	15,479.00	15,479.00
132	000000000000			18,750.00	0.00	0.00	0.00	18,750.00	18,750.00
133	000000000000			16,293.41	5,416.66	0.00	0.00	21,710.07	21,710.07
134	000000000000			10,877.75		16,255.65		10,877.75	27,133.40
135	000000000000			17,698.00	10,189.00	-2,661.00	1,143.00	27,887.00	26,369.00
136	000000000000			5,583.67	5,583.67	4,233.00	0.00	11,167.34	15,400.34
137	000000000000			10,208.69	9,130.43	0.00	0.00	19,339.12	19,339.12
138	000000000000			33,800.00	0.00	-3,107.07	0.00	33,800.00	30,692.93
139	000000000000			6,642.50	0.00	-1,568.00	14,077.00	6,642.50	19,151.50
140	000000000000			44,173.14	0.00	0.00	0.00	44,173.14	44,173.14
141	000000000000			5,045.46	22,416.00	-3,476.09	0.00	27,461.46	23,985.37
142	000000000000			6,802.24	0.00	6,707.83	0.00	6,802.24	13,510.07
143	000000000000			16,878.73	2,740.96	0.00	0.00	19,619.69	19,619.69
144	000000000000			0.00	0.00	6,209.08	7,103.12	0.00	13,312.20
145	000000000000			0.00	0.00	15,764.14	0.00	0.00	15,764.14
146	000000000000			14,396.00		0.00		14,396.00	14,396.00
147	000000000000			24,583.33	0.00	-462.67	0.00	24,583.33	24,120.66
148	000000000000			34,483.25	-57.33	-134.35	0.00	34,425.92	34,291.57
149	000000000000			0.00	0.00	6,138.80	1,334.38	0.00	7,473.18
150	000000000000			17,916.67	0.00	0.00	0.00	17,916.67	17,916.67
151	000000000000			15,773.34	16,778.08	0.00	0.00	32,551.42	32,551.42
152	000000000000			21,923.08		-2,528.54		21,923.08	19,394.54
153	000000000000			10,157.83	0.00	5,412.85	0.00	10,157.83	15,570.68
154	000000000000			1,970.00	16,723.17	-690.99	0.00	18,693.17	18,002.18
155	000000000000			0.00		10,861.50		0.00	10,861.50
156	000000000000			12,500.02		0.00		12,500.02	12,500.02
157	000000000000			17,136.95	7,399.58	-3,425.28	0.00	24,536.53	21,111.25
158	000000000000			41,666.67	0.00	0.00	0.00	41,666.67	41,666.67
159	000000000000			48,413.49	0.00	0.00	0.00	48,413.49	48,413.49
160	000000000000			33,797.29	1,015.72	-4,354.00	0.00	34,813.01	30,459.01
161	000000000000			10,000.00	15,134.00	0.00	0.00	25,134.00	25,134.00

KEY	4506-T Indicator	Borrower Income Verification Level	Co-Borrower Income Verification	Borrower Employment Verification	Co-Borrower Employment Verification	Borrower Asset Verification	Co-Borrower Asset Verification	Liquid / Cash Reserves	Monthly Debt All Borrowers	Originator DTI	Fully Indexed Rate	Qualification Method	Percentage of Down Payment from Borrower Own Funds
1	1	5		3		4		4,474,985.07	8,317.79	0.4031
2	1	5		3		4		262,782.92	6,523.44	0.3433
3	1	5		3		3		95,703.82	7,188.31	0.4044
4	1	5		3		4		328,513.08	7,679.66	0.4438
5	1	5		3		4		118,896.00	6,858.54	0.2108
6	1	5		3		4		125,324.73	4,880.24	0.2815
7	1	5		3		4		60,342.44	6,597.22	0.1634
8	1	5		3		4		135,565.45	6,463.55	0.3261			100.00
9	1	5		3		4		299,708.43	8,349.27	0.2382
10	1	5		3		4		117,327.17	7,095.00	0.3300			100.00
11	1	5		3		4		123,604.18	4,926.00	0.2558
12	1	5		3		4		373,223.65	10,272.53	0.2585			100.00
13	1	5		3		3		48,903.32	6,225.54	0.3598
14	1	5		3		4		314,156.86	9,144.51	0.3266			67.62
15	1	5		3		4		206,131.85	7,940.28	0.4031			100.00
16	1	5		3		4		79,838.53	5,019.94	0.2460
17	1	5		3		4		377,463.22	6,907.93	0.2498
18	1	5		3		4		220,501.78	4,310.62	0.3135
19	1	5		3		4		387,228.93	6,068.93	0.3065
20	1	5		3		4		188,230.60	9,113.08	0.3363
21	1	5		3		4		382,416.43	11,134.65	0.3587
22	1	5		3		4		68,587.37	6,700.01	0.0837
23	1	5		3		4		167,636.83	4,443.52	0.4371
24	1	5		3		3		70,387.49	3,368.29	0.3876
25	1	5		3		4		85,617.93	4,492.59	0.2396			100.00
26	1	5		3		4		134,811.83	5,840.68	0.4232			100.00
27	1	5		3		4		403,264.01	5,413.42	0.0392			100.00
28	1	5		3		4		199,468.41	16,251.04	0.4096
29	1	5		3		4		298,805.51	19,977.99	0.4095
30	1	5		3		3		157,552.17	8,599.02	0.3205
31	1	4		2		3		3,927,103.63	12,012.41	0.3398
32	1	5		3		4		136,622.45	6,293.68	0.3501
33	1	5		3		4		61,586.79	6,946.03	0.2681
34	1	5		3		4		664,231.87	6,138.36	0.1640
35	1	5		3		4		77,435.30	9,542.51	0.3817
36	1	5		3		4		551,538.47	6,904.60	0.3496
37	1	5		3		3		398,574.74	7,534.52	0.3429			100.00
38	1	5		3		4		102,990.21	5,308.89	0.2383
39	1	5		3		4		29,159.96	4,849.05	0.3249			100.00
40	1	5		3		4		1,848,392.86	9,307.42	0.0590
41	1	5		3		4		997,355.82	6,630.20	0.3547
42	1	5		3		4		194,291.58	6,329.18	0.3100
43	1	5		3		4		76,889.55	11,734.21	0.3556			100.00
44	1	5		3		4		41,713.14	6,986.13	0.2346			100.00
45	1	5		3		4		226,316.04	5,062.06	0.1654
46	1	5		3		4		218,608.00	5,895.69	0.4468
47	1	5		3		4		98,723.31	15,541.56	0.3577
48	1	5		3		4		3,162,829.97	6,071.27	0.3458
49	1	5		3		4		65,915.53	7,516.18	0.2292
50	1	5		3		4		528,786.51	7,098.91	0.3568
51	1	5		3		4		206,869.27	4,837.68	0.5115
52	1	5		3		4		396,691.77	15,776.02	0.3200
53	1	5		3		4		598,974.41	12,522.53	0.3878
54	1	5		3		4		525,078.50	10,320.17	0.2397			100.00
55	1	5		3		4		8,697,722.52	15,526.04	0.2078			100.00
56	1	5		3		4		252,391.00	6,823.52	0.4450			100.00
57	1	5		3		4		2,596,544.13	5,738.41	0.4459
58	1	5		3		4		110,758.21	6,578.15	0.4020
59	1	5		3		4		126,869.54	7,444.91	0.4304			100.00
60	1	5		3		4		200,782.92	7,609.05	0.4388
61	1	4		3		4		288,476.00	4,813.82	0.2512			100.00
62	1	5		3		4		71,678.00	4,066.07	0.4083
63	1	5		3		4		192,751.00	7,412.08	0.2529
64	1	5		3		4		212,636.37	7,911.97	0.2413
65	1	5		3		4		50,811.00	4,109.49	0.3574			87.38
66	1	5		3		4		78,750.65	6,786.16	0.1641
67	1	5		3		4		35,439.01	5,066.22	0.4722
68	1	5		3		4		169,896.41	4,968.76	0.3536			100.00
69	1	5		3		4		657,021.47	6,552.20	0.3168
70	1	5		3		4		130,404.31	11,824.28	0.3347			100.00
71	1	5		3		4		2,497,614.57	9,938.23	0.2681
72	1	5		3		4		131,361.02	4,597.93	0.3623
73	1	5		3		4		18,850.79	3,666.92	0.4493
74	1	5		3		4		345,940.63	6,253.62	0.3392
75	1	5		3		4		54,694.89	7,698.23	0.2956			100.00
76	1	5		3		4		480,701.28	14,498.38	0.1232
77	1	5		3		4		60,698.00	6,064.01	0.3638
78	1	5		3		4		111,601.22	6,111.04	0.2865			100.00
79	1	5		3		4		279,884.78	9,014.83	0.2076			100.00
80	1	5		3		4		1,004,521.62	7,361.49	0.1721
81	1	5		3		4		203,076.44	6,353.37	0.2185
82	1	5		3		4		355,195.03	8,840.79	0.3231
83	1	5		3		3		119,289.46	3,664.56	0.2813			100.00
84	1	5		3		4		37,088.68	3,948.67	0.2146
85	1	5		3		4		252,889.05	11,142.86	0.2045
86	1	5		3		4		270,136.43	7,752.98	0.4341
87	1	5		3		4		60,232.22	7,020.26	0.2415			100.00
88	1	5		3		4		223,202.19	6,983.40	0.0727
89	1	5		3		4		102,644.87	9,187.39	0.2468
90	1	5		3		4		46,796.58	6,845.25	0.2495
91	1	5		3		4		165,835.62	9,218.23	0.1869
92	1	5		3		4		296,829.31	8,279.48	0.0790			100.00
93	1	5		3		4		1,250,175.45	14,557.32	0.2871			100.00
94	1	5		3		4		495,337.93	8,236.80	0.1891			100.00
95	1	5		3		4		92,901.94	5,222.96	0.2827			100.00
96	1	5		3		4		27,100.76	5,590.60	0.3530
97	1	5		3		4		1,154,856.94	9,735.80	0.2909			100.00
98	1	5		3		4		171,003.20	10,790.18	0.1823
99	1	5		3		4		311,841.66	14,703.48	0.3267
100	1	5		3		4		112,257.19	5,141.12	0.4407			100.00
101	1	5		3		4		161,874.51	8,085.91	0.2300			100.00
102	1	5		3		4		150,659.29	16,631.04	0.2648
103	1	5		3		4		130,332.66	6,310.31	0.4885
104	1	5		3		4		731,450.00	11,808.46	0.4527
105	1	5		3		4		271,307.75	3,497.51	0.1986
106	1	5		3		4		132,627.07	7,161.74	0.4240			100.00
107	1	5		3		4		37,829.16	6,940.33	0.4060
108	1	5		3		4		127,352.59	10,629.89	0.3507			100.00
109	1	5		3		4		49,416.98	11,418.71	0.3468			24.34
110	1	5		3		4		1,301,717.58	8,784.10	0.3605			100.00
111	1	5		3		4		222,890.49	7,619.52	0.2906			100.00
112	1	5		3		4		138,040.63	7,380.45	0.4278
113	1	5		3		4		113,256.01	10,448.98	0.4019			100.00
114	1	5		3		4		101,684.84	9,152.79	0.4483
115	1	5		3		4		355,350.36	6,174.28	0.2896
116	1	5		3		4		341,223.28	25,442.94	0.4188
117	1	5		3		4		597,688.86	5,146.24	0.2080
118	1	5		3		4		198,599.91	4,073.86	0.3491
119	1	5		3		4		3,109,687.56	7,402.38	0.1596
120	1	5		3		4		543,900.17	4,620.09	0.4401
121	1	5		3		4		75,803.25	6,162.91	0.1893
122	1	5		3		4		187,561.55	9,102.16	0.4606			67.00
123	1	5		3		4		82,657.47	6,804.05	0.4174
124	1	5		3		4		1,787,153.97	4,904.70	0.2965
125	1	5		3		4		208,052.21	9,761.90	0.5738
126	1	5		3		4		260,955.78	10,751.53	0.3119
127	1	5		3		4		509,554.27	7,237.01	0.3743
128	1	5		3		4		77,307.85	8,408.31	0.3803			93.66
129	1	5		3		4		1,877,850.30	12,362.99	0.1367			100.00
130	1	5		3		4		145,047.52	7,075.26	0.2860
131	1	5		3		4		98,869.00	6,671.53	0.4310
132	1	5		3		4		1,064,210.79	5,411.51	0.2886
133	1	5		3		4		192,864.28	4,711.17	0.2170
134	1	5		3		4		72,809.40	6,195.31	0.2283			100.00
135	1	5		3		4		429,854.10	12,630.88	0.4790
136	1	5		3		4		231,475.56	6,597.63	0.4284
137	1	5		3		4		189,741.37	6,406.16	0.3313			100.00
138	1	5		3		4		229,694.51	7,116.95	0.2319			100.00
139	1	5		3		4		65,298.80	5,416.29	0.2828			100.00
140	1	5		3		4		304,400.09	6,893.04	0.1560			100.00
141	1	5		3		4		152,239.66	7,190.14	0.2998
142	1	5		3		4		4,710,053.12	5,591.66	0.4139
143	1	5		3		4		324,982.32	8,710.22	0.4440			100.00
144	1	5		3		4		251,465.89	5,981.42	0.4493
145	1	5		3		4		1,247,587.99	7,025.19	0.4456
146	1	5		3		4		48,660.52	6,586.17	0.4575
147	1	5		3		4		58,520.60	6,963.63	0.2887
148	1	4		3		4		535,021.57	5,630.68	0.1642
149	1	5		3		4		165,723.72	3,073.72	0.4113
150	1	5		3		4		1,340,944.94	5,047.13	0.2817			100.00
151	1	5		3		4		169,934.33	8,215.98	0.2524			100.00
152	1	5		3		4		61,740.33	5,504.81	0.2838
153	1	5		3		4		166,600.00	6,886.74	0.4423
154	1	4		3		4		169,581.72	5,991.00	0.3328
155	1	5		3		4		75,463.00	3,525.16	0.3246
156	1	5		3		4		304,438.49	3,190.93	0.2553			100.00
157	1	5		3		4		108,724.59	7,174.78	0.3399			100.00
158	1	5		3		4		125,787.64	7,526.92	0.1806
159	1	5		3		4		181,393.86	11,013.05	0.2275
160	1	5		3		4		212,541.83	13,662.33	0.4485
161	1	5		3		4		249,198.97	9,204.07	0.3662

KEY	City	State	Postal Code	Property Type	Occupancy	Sales Price	Original Appraised Property Value	Original Property Valuation Type	Original Property Valuation Date
1	BLOOMFIELD HILLS	MI	48302	1	1		1,400,000.00	3	20111214
2	Castle Rock	CO	80108	7	1		1,500,000.00	3	20111219
3	Bloomfield Hills	MI	48302	7	1		1,000,000.00	3	20111219
4	Lynnfield	MA	01940	1	1		1,250,000.00	3	20120103
5	Anaheim	CA	92808	1	1		1,100,000.00	3	20120114
6	Waxhaw	NC	28173	7	1		800,000.00	3	20120108
7	Damascus	OR	97089	1	1		595,000.00	3	20110920
8	Bellevue	WA	98004	1	1	1,250,000.00	1,250,000.00	3	20111021
9	Mercer Island	WA	98040	1	1		1,800,000.00	3	20111003
10	Sammamish	WA	98075	7	1	740,000.00	740,000.00	3	20111113
11	Olympia	WA	98506	1	1		999,000.00	3	20110926
12	Ashland	OR	97520	1	1	1,300,000.00	1,350,000.00	3	20111212
13	ELMHURST	IL	60126	1	1		725,000.00	3	20110913
14	WINNETKA	IL	60093	1	1	1,301,717.00	1,300,000.00	3	20111026
15	GLENVIEW	IL	60025	1	1	750,000.00	750,000.00	3	20111104
16	Naperville	IL	60564	1	1		650,000.00	3	20110906
17	EVANSTON	IL	60202	1	1		1,255,000.00	3	20110912
18	GLENVIEW	IL	60025	1	1		800,000.00	3	20111027
19	Northfield	IL	60093	1	1		1,450,000.00	3	20111112
20	NAPERVILLE	IL	60540	1	1		1,000,000.00	3	20111129
21	GLEN ELLYN	IL	60137	1	1		1,930,000.00	3	20110818
22	RIVERSIDE	IL	60546	1	1		820,000.00	3	20111209
23	WAYNESVILLE	MO	65583	1	1		810,000.00	3	20111226
24	Portland	OR	97219	1	1		650,000.00	3	20111209
25	Portland	OR	97211	1	1	715,000.00	725,000.00	3	20111214
26	Castle Rock	CO	80108	6	1	1,110,000.00	1,350,000.00	3	20120112
27	THE WOODLANDS	TX	77382	1	1	657,000.00	660,000.00	3	20111020
28	PAWLEYS ISLAND	SC	29585	1	1		2,500,000.00	3	20111114
29	HOUSTON	TX	77005	1	1		1,450,000.00	3	20111202
30	Laguna Beach	CA	92651	7	1		1,950,000.00	3	20111115
31	Highland Park	IL	60035	1	1		1,900,000.00	3	20111118
32	Brentwood	TN	37027	7	1		650,000.00	3	20111209
33	San Jose	CA	95125	1	1		900,000.00	3	20111008
34	La Canada Flintridge	CA	91011	1	1		1,490,000.00	3	20111205
35	Pleasanton	CA	94566	7	1		1,825,000.00	3	20120114
36	Houston	TX	77055	1	1		950,000.00	3	20111219
37	Corona	CA	92881	7	1	1,099,000.00	1,100,000.00	3	20111130
38	Sierra Madre	CA	91024	1	1		1,240,000.00	3	20120108
39	Franklin	TN	37067	1	1	595,000.00	595,000.00	3	20110919
40	New York	NY	10128	1	1		4,150,000.00	3	20111102
41	Manhasset	NY	11030	1	1		1,400,000.00	3	20111125
42	New York	NY	10023	2	1		1,500,000.00	3	20111201
43	BOYNTON BEACH	FL	33472	6	1	985,000.00	990,000.00	3	20111117
44	FORT LAUDERDALE	FL	33301	1	1	750,000.00	785,000.00	3	20111110
45	BATON ROUGE	LA	70808	7	1		1,050,000.00	3	20111027
46	PORTLAND	OR	97239	4	1		1,075,000.00	3	20111129
47	EL SEGUNDO	CA	90245	1	1		1,305,000.00	3	20111026
48	CALABASAS	CA	91302	7	1		1,470,000.00	3	20110927
49	MANHATTAN BEACH	CA	90266	1	1		1,350,000.00	3	20111004
50	SAN CLEMENTE	CA	92672	7	1		1,390,000.00	3	20110915
51	SAN DIEGO	CA	92121	6	1		750,000.00	3	20110919
52	HOUSTON	TX	77005	1	1		2,800,000.00	3	20111006
53	EAST HAMPTON	NY	11937	1	1		2,850,000.00	3	20110923
54	AVON BY THE SEA	NJ	07717	1	2	1,300,000.00	1,220,000.00	3	20111101
55	LAGUNA BEACH	CA	92651	1	1	1,800,000.00	2,100,000.00	3	20111204
56	WESTLAKE VILLAGE	CA	91362	7	1	985,000.00	1,225,000.00	3	20111114
57	CARLSBAD	CA	92009	7	1		1,100,000.00	3	20111026
58	LA CANADA FLINTRIDGE	CA	91011	1	1		970,000.00	3	20111105
59	BOCA RATON	FL	33486	7	1	675,000.00	675,000.00	3	20111129
60	EL CAJON	CA	92019	1	1		1,225,000.00	3	20111022
61	POWAY	CA	92064	1	1	850,000.00	850,000.00	3	20111119
62	SIMPSONVILLE	SC	29681	7	1		995,000.00	3	20110923
63	PHILADELPHIA	PA	19107	1	1		1,300,000.00	3	20110928
64	WILMETTE	IL	60091	1	1		1,225,000.00	3	20111014
65	MIAMI	FL	33179	1	1	554,888.00	556,000.00	3	20111020
66	VILLA PARK	CA	92861	1	1		1,200,000.00	3	20111130
67	LOS ALTOS	CA	94024	1	1		1,720,000.00	3	20111208
68	MIAMI	FL	33156	1	1	850,000.00	850,000.00	3	20111209
69	SOLANA BEACH	CA	92075	1	1		1,800,000.00	3	20111215
70	HUNTINGTON BEACH	CA	92648	7	1	1,648,000.00	1,650,000.00	3	20111221
71	PALO ALTO	CA	94306	1	1		2,000,000.00	3	20111224
72	CHINO HILLS	CA	91709	7	1		715,000.00	3	20120106
73	ANNANDALE	VA	22003	1	1		730,000.00	3	20111121
74	GLEN HEAD	NY	11545	1	1		1,950,000.00	3	20111215
75	MARSHFIELD	MA	02050	1	1	732,000.00	735,000.00	3	20120106
76	NEWPORT BEACH	CA	92660	7	1		2,250,000.00	3	20120112
77	MOUNTAIN VIEW	CA	94040	1	1		1,750,000.00	3	20120105
78	THE WOODLANDS	TX	77389	7	1	709,132.00	735,000.00	3	20111021
79	CHULA VISTA	CA	91914	7	1	1,500,000.00	1,500,000.00	3	20110913
80	WASHINGTON	DC	20016	1	1		1,390,000.00	3	20110810
81	SAN DIEGO	CA	92103	1	1		1,225,000.00	3	20110818
82	LOS ALTOS	CA	94024	1	1		2,400,000.00	3	20110908
83	EDEN PRAIRIE	MN	55347	7	1	587,500.00	625,000.00	3	20110824
84	LILYDALE	MN	55118	7	1		640,000.00	3	20110826
85	SAN MARINO	CA	91108	1	1		1,565,000.00	3	20110928
86	MANHATTAN BEACH	CA	90266	1	1		1,650,000.00	3	20110817
87	PENSACOLA	FL	32501	1	1	560,000.00	560,000.00	3	20110811
88	RICHMOND	VA	23221	7	1		1,497,500.00	3	20110909
89	ARNOLD	MD	21012	7	1		1,500,000.00	3	20110825
90	CLARKSVILLE	MD	21029	7	1		850,000.00	3	20110823
91	GULF BREEZE	FL	32561	1	1		1,200,000.00	3	20110826
92	MOUNT PLEASANT	SC	29464	1	1	965,000.00	1,000,000.00	3	20110907
93	GRAFORD	TX	76449	1	2	1,041,048.00	1,045,000.00	3	20110919
94	DALLAS	TX	75201	4	1	815,000.00	900,000.00	3	20111012
95	DALLAS	TX	75205	1	1	938,475.00	1,075,000.00	3	20110826
96	DAVIDSON	NC	28036	7	1		720,000.00	3	20110811
97	FLEMING ISLAND	FL	32003	7	1	860,000.00	878,000.00	3	20110926
98	UNIVERSITY PARK	TX	75225	7	1		1,310,000.00	3	20110829
99	DALLAS	TX	75229	1	1		1,325,000.00	3	20110908
100	THE WOODLANDS	TX	77389	7	1	701,716.00	700,000.00	3	20110801
101	ENGLEWOOD	NJ	07631	1	1	997,500.00	1,025,000.00	3	20111020
102	PEORIA	AZ	85383	7	1		1,250,000.00	3	20110810
103	AUSTIN	TX	78746	1	1		1,100,000.00	3	20111006
104	UNIVERSITY PARK	TX	75205	1	1		1,550,000.00	3	20110515
105	SAN JOSE	CA	95124	1	1		685,000.00	3	20110920
106	PACIFIC PALISADES	CA	90272	1	1	1,275,000.00	1,275,000.00	3	20110914
107	LEAWOOD	KS	66224	7	1		1,200,000.00	3	20110818
108	HENDERSON	NV	89052	7	1	935,913.00	1,000,000.00	3	20111013
109	DALLAS	TX	75230	1	1	670,000.00	805,000.00	3	20111020
110	AUSTIN	TX	78731	1	1	965,000.00	970,000.00	3	20110927
111	UNIVERSITY PARK	TX	75205	1	1	659,000.00	680,000.00	3	20110928
112	FORT WORTH	TX	76107	1	1		1,175,000.00	3	20110822
113	DALLAS	TX	75225	1	1	995,000.00	995,000.00	3	20111212
114	DALLAS	TX	75225	1	1		1,295,850.00	3	20111027
115	PLANO	TX	75093	7	1		800,000.00	3	20111019
116	DALLAS	TX	75225	1	1		2,664,800.00	3	20110816
117	FORT WORTH	TX	76107	7	1		1,000,000.00	3	20111216
118	BUDA	TX	78610	7	1		630,000.00	3	20111205
119	DELAFIELD	WI	53018	1	1		1,620,000.00	3	20110815
120	WESTPORT	CT	06880	1	1		1,170,000.00	3	20111116
121	DALLAS	TX	75214	1	1		827,000.00	3	20111006
122	AUSTIN	TX	78746	7	1	945,000.00	1,000,000.00	3	20111109
123	GREENWOOD VILLAGE	CO	80121	7	1		1,350,000.00	3	20111204
124	HOUSTON	TX	77024	7	1		1,000,000.00	3	20111003
125	Highland Park	TX	75205	1	1		3,400,000.00	3	20111122
126	PLANO	TX	75024	7	1		1,450,000.00	3	20110916
127	DALLAS	TX	75230	1	1		1,300,000.00	3	20111007
128	SOUTHLAKE	TX	76092	7	1	819,089.00	885,000.00	3	20111007
129	COTO DE CAZA	CA	92679	7	1	2,650,000.00	2,650,000.00	3	20111121
130	AUSTIN	TX	78703	1	1		1,200,000.00	3	20111121
131	UNIVERSITY PARK	TX	75225	1	1		1,015,000.00	3	20111123
132	UPPERCO	MD	21155	1	1		1,300,000.00	3	20111128
133	COCKEYSVILLE	MD	21030	1	1		875,000.00	3	20111202
134	DALLAS	TX	75214	1	1	730,000.00	730,000.00	3	20111206
135	GREEN LAKE	WI	53946	1	2		2,550,000.00	3	20111207
136	STUART	FL	34996	1	1		1,750,000.00	3	20111208
137	TROUTMAN	NC	28166	7	1	1,075,000.00	1,150,000.00	3	20111209
138	AUSTIN	TX	78732	7	1	699,999.00	700,000.00	3	20111210
139	SACRAMENTO	CA	95816	1	1	855,000.00	855,000.00	3	20111216
140	CARY	NC	27513	7	1	1,225,000.00	1,250,000.00	3	20111221
141	Hot Springs Village	AR	71909	7	2		660,000.00	3	20111221
142	DEVON	PA	19333	1	1		1,535,000.00	3	20120103
143	RALEIGH	NC	27613	7	1	999,900.00	1,000,000.00	3	20120105
144	DALLAS	TX	75209	1	1		1,350,000.00	3	20120105
145	CELINA	TX	75009	1	1		900,000.00	3	20120106
146	SOLANA BEACH	CA	92075	7	1		1,300,000.00	3	20110715
147	HOUSTON	TX	77005	1	1		1,205,000.00	3	20110827
148	HOUSTON	TX	77055	1	1		1,020,000.00	3	20111109
149	BASS LAKE	CA	93604	1	1		650,000.00	3	20111110
150	ALPHARETTA	GA	30004	7	1	950,000.00	950,000.00	3	20111123
151	DOWNERS GROVE	IL	60515	1	1	990,000.00	990,000.00	3	20111129
152	FLOWER MOUND	TX	75022	7	1		610,000.00	3	20120106
153	SAN ANTONIO	TX	78232	1	1		1,200,000.00	3	20120116
154	KANSAS CITY	MO	64110	7	1		1,000,000.00	3	20111229
155	TOWNSEND	TN	37882	1	1		825,000.00	3	20111122
156	KNOXVILLE	TN	37922	1	1	650,000.00	652,000.00	3	20111212
157	DESTIN	FL	32541	7	2	715,000.00	725,000.00	3	20120112
158	SOUTHLAKE	TX	76092	7	1		1,100,000.00	3	20111116
159	DALLAS	TX	75229	1	1		2,400,000.00	3	20120113
160	NISSWA	MN	56468	1	2		2,150,000.00	3	20111209
161	UNIVERSITY PARK	TX	75205	1	1		1,600,000.00	3	20111013

KEY	Original Automated Valuation Model (AVM) Model Name	Original AVM Confidence Score	Most Recent Property Value2	Most Recent Property Valuation Type	Most Recent Property Valuation Date	Most Recent AVM Model Name	Most Recent AVM Confidence Score	Original CLTV	Original LTV	Original Pledged Assets
1								0.7364	0.5221	0
2								0.4653	0.4653	0
3								0.5600	0.5600	0
4								0.7000	0.7000	0
5								0.7364	0.7364	0
6								0.8000	0.8000	0
7								0.7933	0.7933	0
8								0.8000	0.8000	0
9								0.7500	0.7500	0
10								0.8000	0.8000	0
11								0.7425	0.6807	0
12								0.7500	0.7500	0
13								0.7500	0.7500	0
14								0.7500	0.7500	0
15								0.7500	0.7500	0
16								0.7500	0.7500	0
17								0.7500	0.7500	0
18								0.7000	0.6563	0
19								0.4886	0.4886	0
20								0.7510	0.7510	0
21								0.6606	0.6606	0
22								0.6707	0.6707	0
23								0.6944	0.6944	0
24								0.7192	0.7192	0
25								0.8000	0.8000	0
26								0.8000	0.8000	0
27								0.8000	0.8000	0
28								0.6000	0.6000	0
29								0.5079	0.5079	0
30								0.6410	0.6410	0
31								0.7000	0.7000	0
32								0.7500	0.7500	0
33								0.7469	0.7222	0
34								0.6595	0.6595	0
35								0.5381	0.5381	0
36								0.7500	0.7500	0
37								0.7491	0.7491	0
38								0.6653	0.6653	0
39								0.8000	0.8000	0
40								0.2400	0.2400	0
41								0.5114	0.5114	0
42								0.4407	0.4407	0
43								0.8000	0.8000	0
44								0.8000	0.8000	0
45								0.6191	0.6191	0
46								0.6861	0.6861	0
47								0.6000	0.6000	0
48								0.5188	0.5188	0
49								0.7500	0.7500	0
50								0.6849	0.6849	0
51								0.8000	0.8000	0
52								0.6714	0.6714	0
53								0.4912	0.4912	0
54								0.7459	0.7459	0
55								0.5556	0.5556	0
56								0.8000	0.8000	0
57								0.7627	0.7627	0
58								0.7443	0.7443	0
59								0.8000	0.8000	0
60								0.8000	0.8000	0
61								0.8000	0.8000	0
62								0.5879	0.5879	0
63								0.7046	0.7046	0
64								0.7498	0.7498	0
65								0.8000	0.8000	0
66								0.8000	0.8000	0
67								0.4070	0.4070	0
68								0.7500	0.7500	0
69								0.7500	0.4750	0
70								0.7500	0.7500	0
71								0.5800	0.5800	0
72								0.7829	0.7829	0
73								0.6247	0.6247	0
74								0.2564	0.2564	0
75								0.6694	0.6694	0
76								0.5333	0.5333	0
77								0.4743	0.4743	0
78								0.8000	0.8000	0
79								0.7500	0.7500	0
80								0.6380	0.6380	0
81								0.7331	0.7331	0
82								0.5375	0.5375	0
83								0.8000	0.8000	0
84								0.6875	0.6875	0
85								0.6869	0.6869	0
86								0.5933	0.5933	0
87								0.8000	0.8000	0
88								0.6678	0.6678	0
89								0.7933	0.6600	0
90								0.8000	0.8000	0
91								0.7500	0.7500	0
92								0.6736	0.6736	0
93								0.8000	0.8000	0
94								0.7500	0.7500	0
95								0.6270	0.6270	0
96								0.7944	0.7944	0
97								0.6512	0.6512	0
98								0.7519	0.7519	0
99								0.7465	0.7465	0
100								0.7955	0.7955	0
101								0.8000	0.8000	0
102								0.6896	0.6896	0
103								0.6882	0.6882	0
104								0.7000	0.7000	0
105								0.6496	0.6496	0
106								0.8000	0.8000	0
107								0.6167	0.6167	0
108								0.8000	0.8000	0
109								0.8000	0.8000	0
110								0.8000	0.8000	0
111								0.8000	0.8000	0
112								0.5855	0.5855	0
113								0.8000	0.8000	0
114								0.7111	0.7111	0
115								0.8000	0.8000	0
116								0.7500	0.7500	0
117								0.6150	0.6150	0
118								0.7698	0.7698	0
119								0.6173	0.6173	0
120								0.5556	0.5556	0
121								0.7500	0.7500	0
122								0.7300	0.7300	0
123								0.5307	0.5307	0
124								0.4944	0.4944	0
125								0.2554	0.2554	0
126								0.8000	0.8000	0
127								0.6769	0.6769	0
128								0.7447	0.7447	0
129								0.6000	0.6000	0
130								0.7083	0.7083	0
131								0.7951	0.7951	0
132								0.6231	0.6231	0
133								0.6571	0.6571	0
134								0.6575	0.6575	0
135								0.4071	0.3580	0
136								0.5394	0.5394	0
137								0.7209	0.7209	0
138								0.7999	0.7999	0
139								0.7018	0.7018	0
140								0.5918	0.5918	0
141								0.7273	0.7273	0
142								0.4645	0.4645	0
143								0.7000	0.7000	0
144								0.6321	0.4469	0
145								0.8000	0.8000	0
146								0.7692	0.7692	0
147								0.7834	0.7834	0
148								0.5169	0.5169	0
149								0.7677	0.7677	0
150								0.5790	0.5790	0
151								0.8000	0.8000	0
152								0.7420	0.7420	0
153								0.4875	0.4875	0
154								0.6960	0.6960	0
155								0.7451	0.7451	0
156								0.8000	0.8000	0
157								0.7500	0.7500	0
158								0.8000	0.8000	0
159								0.4167	0.4167	0
160								0.6256	0.6256	0
161								0.6844	0.6844	0

KEY	Mortgage Insurance Company Name	Mortgage Insurance Percent	MI: Lender or Borrower Paid?	Pool Insurance Co. Name	Pool Insurance Stop Loss %	MI Certificate Number	Updated DTI (Front-end)	Updated DTI (Back-end)	Modification Effective Payment Date	Total Capitalized Amount	Total Deferred Amount	Pre-Modification Interest (Note) Rate
1	0	0
2	0	0
3	0	0
4	0	0
5	0	0
6	0	0
7	0	0
8	0	0
9	0	0
10	0	0
11	0	0
12	0	0
13	0	0
14	0	0
15	0	0
16	0	0
17	0	0
18	0	0
19	0	0
20	0	0
21	0	0
22	0	0
23	0	0
24	0	0
25	0	0
26	0	0
27	0	0
28	0	0
29	0	0
30	0	0
31	0	0
32	0	0
33	0	0
34	0	0
35	0	0
36	0	0
37	0	0
38	0	0
39	0	0
40	0	0
41	0	0
42	0	0
43	0	0
44	0	0
45	0	0
46	0	0
47	0	0
48	0	0
49	0	0
50	0	0
51	0	0
52	0	0
53	0	0
54	0	0
55	0	0
56	0	0
57	0	0
58	0	0
59	0	0
60	0	0
61	0	0
62	0	0
63	0	0
64	0	0
65	0	0
66	0	0
67	0	0
68	0	0
69	0	0
70	0	0
71	0	0
72	0	0
73	0	0
74	0	0
75	0	0
76	0	0
77	0	0
78	0	0
79	0	0
80	0	0
81	0	0
82	0	0
83	0	0
84	0	0
85	0	0
86	0	0
87	0	0
88	0	0
89	0	0
90	0	0
91	0	0
92	0	0
93	0	0
94	0	0
95	0	0
96	0	0
97	0	0
98	0	0
99	0	0
100	0	0
101	0	0
102	0	0
103	0	0
104	0	0
105	0	0
106	0	0
107	0	0
108	0	0
109	0	0
110	0	0
111	0	0
112	0	0
113	0	0
114	0	0
115	0	0
116	0	0
117	0	0
118	0	0
119	0	0
120	0	0
121	0	0
122	0	0
123	0	0
124	0	0
125	0	0
126	0	0
127	0	0
128	0	0
129	0	0
130	0	0
131	0	0
132	0	0
133	0	0
134	0	0
135	0	0
136	0	0
137	0	0
138	0	0
139	0	0
140	0	0
141	0	0
142	0	0
143	0	0
144	0	0
145	0	0
146	0	0
147	0	0
148	0	0
149	0	0
150	0	0
151	0	0
152	0	0
153	0	0
154	0	0
155	0	0
156	0	0
157	0	0
158	0	0
159	0	0
160	0	0
161	0	0

KEY	Pre-Modification P&I Payment	Pre-Modification Initial Interest Rate Change Downward Cap	Pre-Modification Subsequent Interest Rate Cap	Pre-Modification Next Interest Rate Change Date	Pre-Modification I/O Term	Forgiven Principal Amount	Forgiven Interest Amount
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45
46
47
48
49
50
51
52
53
54
55
56
57
58
59
60
61
62
63
64
65
66
67
68
69
70
71
72
73
74
75
76
77
78
79
80
81
82
83
84
85
86
87
88
89
90
91
92
93
94
95
96
97
98
99
100
101
102
103
104
105
106
107
108
109
110
111
112
113
114
115
116
117
118
119
120
121
122
123
124
125
126
127
128
129
130
131
132
133
134
135
136
137
138
139
140
141
142
143
144
145
146
147
148
149
150
151
152
153
154
155
156
157
158
159
160
161

KEY	Number of Modifications	Cash To/From Brrw at Closing	Brrw - Yrs at in Industry	CoBrrw - Yrs at in Industry	Junior Mortgage Drawn Amount	Maturity Date	Primary Borrower Wage Income (Salary)	Primary Borrower Wage Income (Bonus)
1			0.00		300,000.00	20420201	2,259.80	0.00
2			10.00	0.00	0.00	20420201	20,433.87	0.00
3			28.00		0.00	20420201	17,774.62	0.00
4			11.00	15.00	0.00	20420201	9,033.19	3,077.16
5			10.00		0.00	20420201	25,669.00	0.00
6			1.00	18.00	0.00	20420301	0.00	0.00
7			13.10		0.00	20411201	40,368.00	0.00
8			7.70		0.00	20411201	20,000.00	0.00
9			18.00		0.00	20411101	31,438.00	0.00
10			3.30	3.70	0.00	20420101	15,000.00	0.00
11			27.00		61,596.00	20411201	15,082.00	0.00
12			6.90	6.80	0.00	20420101	34,488.00	0.00
13			11.00	7.50	0.00	20411201	13,333.00	0.00
14			6.00		0.00	20411201	22,083.00	5,968.00
15			9.00	5.00	0.00	20411201	8,756.00	0.00
16			14.00	21.00	0.00	20420101	12,072.92	0.00
17			17.00	18.00	0.00	20411201	14,737.19	0.00
18			17.00	0.00	35,000.00	20420101	13,749.99	0.00
19			20.00		0.00	20420101	20,950.00	0.00
20			20.00	0.00	0.00	20420101	10,583.34	8,333.33
21			20.00		0.00	20411201	31,041.67	0.00
22			28.00		0.00	20420201	80,047.96	0.00
23			9.00	10.00	0.00	20420201	15,130.96	0.00
24			15.00	18.00	0.00	20420201	3,201.25	0.00
25			5.00		0.00	20420201	18,750.00	0.00
26			20.00		0.00	20420201	13,344.49	0.00
27			14.00		0.00	20411201	19,048.00	0.00
28			20.00		0.00	20420201	48,879.00	0.00
29			9.00	0.00	0.00	20420201	16,666.66	32,125.00
30			18.00	0.00	0.00	20420101	26,830.00	0.00
31			3.00	0.00	0.00	20420101	23,177.00	0.00
32			8.00		0.00	20420101	18,454.15	0.00
33			29.80		22,239.00	20420101	25,908.34	0.00
34			3.00		0.00	20420101	37,429.05	0.00
35			13.00		0.00	20420301	25,000.02	0.00
36			15.00		0.00	20420201	19,750.00	0.00
37			8.00		0.00	20420101	20,826.17	0.00
38			5.92		0.00	20420301	22,278.17	0.00
39			2.00		0.00	20411001	14,923.00	0.00
40			20.00		0.00	20420101	157,825.08	0.00
41			17.00		0.00	20420201	18,692.30	0.00
42			26.00		0.00	20420301	20,416.33	0.00
43			20.00		0.00	20420101	8,204.75	0.00
44			10.00		0.00	20420101	20,264.70	10,127.00
45			14.00		0.00	20420101	27,468.90	0.00
46			0.00		0.00	20420101	7,234.00	0.00
47			37.00		0.00	20420101	42,833.00	0.00
48			0.00		0.00	20411201	11,253.00	0.00
49			9.00	13.00	0.00	20411201	9,666.66	0.00
50			32.00	29.00	0.00	20411201	9,281.40	0.00
51			10.00		0.00	20411201	8,813.87	1,126.08
52			23.00		0.00	20411201	49,301.00	0.00
53			16.00		0.00	20420101	33,678.00	0.00
54			25.00		0.00	20411201	47,208.33	0.00
55			27.00		0.00	20420101	83,944.00	0.00
56			10.00		0.00	20420101	15,335.00	0.00
57			0.00		0.00	20420101	10,247.00	0.00
58			20.00	20.00	0.00	20420101	8,663.30	0.00
59			10.00		0.00	20420101	19,754.89	0.00
60			16.00	3.00	0.00	20420101	17,217.00	0.00
61			18.00		0.00	20420101	19,166.67	0.00
62			17.00	17.00	0.00	20420101	4,851.00	0.00
63			8.00	10.00	0.00	20420201	14,961.00	0.00
64			12.00	0.00	0.00	20420201	5,364.67	3,368.96
65			13.00		0.00	20420201	11,499.31	0.00
66			9.00	0.00	0.00	20420201	41,350.00	0.00
67			0.00		0.00	20420201	10,729.67	0.00
68			10.00	15.00	0.00	20420201	0.00	0.00
69			26.00	0.00	495,000.00	20420201	20,683.81	0.00
70			20.00	0.00	0.00	20420201	35,332.44	0.00
71			19.00	0.00	0.00	20420201	33,650.00	0.00
72			20.00	0.00	0.00	20420201	12,691.31	0.00
73			20.00		0.00	20420301	8,161.33	0.00
74			32.00		0.00	20420301	16,740.00	0.00
75			9.00		0.00	20420301	26,038.93	0.00
76			17.00	0.00	0.00	20420301	123,062.77	0.00
77			10.00	0.00	0.00	20420301	16,666.66	0.00
78			32.00		0.00	20411201	21,333.00	0.00
79			3.00	23.00	0.00	20411001	38,912.00	0.00
80			10.00	10.00	0.00	20411001	23,493.00	0.00
81			18.00		0.00	20411001	29,083.00	0.00
82			25.00		0.00	20411101	20,356.00	10,061.00
83			37.00		0.00	20411001	13,025.00	0.00
84			38.00		0.00	20411101	18,401.00	0.00
85			11.00	11.00	0.00	20411201	23,192.00	0.00
86			22.00		0.00	20411001	19,167.00	0.00
87			11.00	10.00	0.00	20411001	17,657.00	0.00
88			12.00		0.00	20411001	12,859.00	82,917.00
89			15.00		200,000.00	20411001	36,863.00	0.00
90			14.00	20.00	0.00	20411101	14,600.00	0.00
91			13.00		0.00	20411101	49,334.00	0.00
92			25.00		0.00	20411001	104,862.00	0.00
93			31.00		0.00	20411001	36,791.00	0.00
94			20.00		0.00	20411101	43,548.00	0.00
95			10.00	6.00	0.00	20411101	6,000.00	0.00
96			13.00		0.00	20411101	6,125.00	0.00
97			11.00		0.00	20411101	18,333.00	9,959.00
98			18.00		0.00	20411001	0.00	0.00
99			12.00	7.00	0.00	20411001	35,000.00	0.00
100			16.00		0.00	20410901	11,667.00	0.00
101			3.00	3.00	0.00	20411201	29,055.00	0.00
102			5.00	10.00	0.00	20411101	57,141.00	0.00
103			11.00		0.00	20411201	12,917.00	0.00
104			18.00		0.00	20411101	26,085.00	0.00
105			30.00		0.00	20411101	17,614.00	0.00
106			8.00		0.00	20411101	15,417.00	1,668.00
107			19.00		0.00	20411101	12,408.00	0.00
108			20.00		0.00	20411201	10,500.00	19,807.00
109			31.00		0.00	20411201	17,333.00	0.00
110			34.00	33.00	0.00	20411201	18,297.00	0.00
111			11.00	19.00	0.00	20411101	16,665.00	0.00
112			15.00		0.00	20411201	14,925.00	0.00
113			12.00		0.00	20420101	26,000.00	0.00
114			30.00		0.00	20411201	18,750.00	1,666.67
115			16.00		0.00	20420101	21,326.52	0.00
116			14.00		0.00	20411101	25,604.00	44,204.00
117			41.00	29.00	0.00	20420101	0.00	0.00
118			36.00	11.00	0.00	20420101	0.00	0.00
119			2.00		0.00	20411201	0.00	0.00
120			21.00		0.00	20420101	3,412.00	0.00
121			20.00		0.00	20420101	0.00	0.00
122			13.00		0.00	20420101	14,397.17	5,364.35
123			22.00	31.00	0.00	20420101	12,135.04	0.00
124			11.60	11.60	0.00	20420101	11,574.00	0.00
125			20.00		0.00	20420101	17,014.00	0.00
126			25.00		0.00	20420201	35,166.00	0.00
127			24.00		0.00	20420101	14,916.67	6,712.50
128			13.00		0.00	20411101	22,112.28	0.00
129			30.00	0.00	0.00	20420201	73,646.21	0.00
130			8.00	8.00	0.00	20420201	12,659.56	0.00
131			20.00	3.00	0.00	20420101	14,831.00	0.00
132			8.00	0.00	0.00	20420201	18,750.00	0.00
133			20.00	1.00	0.00	20420201	16,293.41	0.00
134			6.00		0.00	20420101	10,877.75	17,554.65
135			25.00	25.00	0.00	20420201	17,698.00	0.00
136			30.00	30.00	0.00	20420201	5,583.67	0.00
137			24.00	24.00	0.00	20420201	10,208.69	0.00
138			31.00	0.00	0.00	20420101	33,800.00	0.00
139			9.00	11.00	0.00	20420101	6,642.50	0.00
140			21.00	0.00	0.00	20420201	44,173.14	0.00
141			0.00	28.00	0.00	20420201	5,045.46	0.00
142			0.00	0.00	0.00	20420201	6,802.24	0.00
143			30.00		0.00	20420201	16,878.73	0.00
144			10.00	16.00	250,943.00	20420201	0.00	0.00
145			0.00	0.00	0.00	20420201	0.00	0.00
146			10.00		0.00	20411101	14,396.00	0.00
147			15.00	0.00	0.00	20411101	24,583.33	0.00
148			12.00	2.00	0.00	20411201	34,483.25	0.00
149			0.00	0.00	0.00	20411201	0.00	0.00
150			8.00	0.00	0.00	20420101	17,916.67	0.00
151			15.00	15.00	0.00	20420101	15,773.34	0.00
152			17.00		0.00	20420201	21,923.08	0.00
153			15.00	0.00	0.00	20420301	10,157.83	5,412.85
154			7.00	16.00	0.00	20420201	1,970.00	0.00
155			15.00		0.00	20420201	0.00	0.00
156			8.00		0.00	20420101	12,500.02	0.00
157			10.00	10.00	0.00	20420201	17,136.95	0.00
158			11.00	0.00	0.00	20420201	41,666.67	0.00
159			7.00	0.00	0.00	20420301	48,413.49	0.00
160			25.00	10.00	0.00	20420201	33,797.29	0.00
161			15.00	17.00	0.00	20411201	10,000.00	0.00

KEY	Primary Borrower Wage Income (Commission)	Co-Borrower Wage Income (Salary)	Co-Borrower Wage Income (Bonus)	Co-Borrower Wage Income (Commission)	Originator Doc Code	RWT Income Verification	RWT Asset Verification
1	0.00	957.00	0.00	0.00	Full	2 years	2 Months
2	0.00	0.00	0.00	0.00	Full	2 years	2 Months
3	0.00				Full	2 years	1 Month
4	0.00	4,051.66	0.00	0.00	Full	2 years	2 Months
5	0.00	8,025.00	0.00	0.00	Full	2 years	2 Months
6	0.00	14,043.67	3,293.67	0.00	Full	2 years	2 Months
7	0.00				Full	2 years	2 Months
8	0.00	0.00	0.00	0.00	Full	2 years	2 Months
9	0.00	0.00	0.00	0.00	Full	2 years	2 Months
10	0.00	6,500.00	0.00	0.00	Full	2 years	2 Months
11	0.00	0.00	0.00	0.00	Full	2 years	2 Months
12	0.00	-471.00	0.00	0.00	Full	2 years	2 Months
13	0.00	3,968.00	0.00	0.00	Full	2 years	1 Month
14	0.00	0.00	0.00	0.00	Full	2 years	2 Months
15	0.00	9,358.33	1,475.38	0.00	Full	2 years	2 Months
16	0.00	8,333.33	0.00	0.00	Full	2 years	2 Months
17	0.00	12,916.67	0.00	0.00	Full	2 years	2 Months
18	0.00	0.00	0.00	0.00	Full	2 years	2 Months
19	0.00				Full	2 years	2 Months
20	0.00	0.00	0.00	0.00	Full	2 years	2 Months
21	0.00	0.00	0.00	0.00	Full	2 years	2 Months
22	0.00	0.00	0.00	0.00	Full	2 years	2 Months
23	0.00	-3,908.75	0.00	0.00	Full	2 years	2 Months
24	5,488.54	0.00	0.00	0.00	Full	2 years	1 Month
25	0.00				Full	2 years	2 Months
26	0.00				Full	2 years	2 Months
27	0.00				Full	2 years	2 Months
28	0.00				Full	2 years	2 Months
29	0.00	0.00	0.00	0.00	Full	2 years	2 Months
30	0.00	0.00	0.00	0.00	Full	2 years	1 Month
31	0.00	0.00	0.00	0.00	Full	2 years	1 Month
32	0.00				Full	2 years	2 Months
33	0.00	0.00	0.00	0.00	Full	2 years	2 Months
34	0.00	0.00	0.00	0.00	Full	2 years	2 Months
35	0.00	0.00	0.00	0.00	Full	2 years	2 Months
36	0.00	0.00	0.00	0.00	Full	2 years	2 Months
37	0.00				Full	2 years	1 Month
38	0.00				Full	2 years	2 Months
39	0.00	0.00	0.00	0.00	Full	2 years	2 Months
40	0.00	0.00	0.00	0.00	Full	2 years	2 Months
41	0.00				Full	2 years	2 Months
42	0.00				Full	2 years	2 Months
43	0.00	0.00	0.00	0.00	Full	2 years	2 Months
44	0.00				Full	2 years	2 Months
45	0.00				Full	2 years	2 Months
46	0.00	5,342.00	0.00	0.00	Full	2 years	2 Months
47	0.00	0.00	0.00	0.00	Full	2 years	2 Months
48	0.00				Full	2 years	2 Months
49	0.00	23,124.00	0.00	0.00	Full	2 years	2 Months
50	0.00	10,616.93	0.00	0.00	Full	2 years	2 Months
51	0.00	0.00	0.00	0.00	Full	2 years	2 Months
52	0.00	0.00	0.00	0.00	Full	2 years	2 Months
53	0.00	0.00	0.00	0.00	Full	2 years	2 Months
54	0.00				Full	2 years	2 Months
55	0.00				Full	2 years	2 Months
56	0.00	0.00	0.00	0.00	Full	2 years	2 Months
57	0.00	0.00	0.00	0.00	Full	2 years	2 Months
58	0.00	10,207.60	0.00	0.00	Full	2 years	2 Months
59	0.00				Full	2 years	2 Months
60	0.00	2,500.00	0.00	0.00	Full	2 years	2 Months
61	0.00	0.00	0.00	0.00	Full	2 years	2 Months
62	0.00	5,401.38	0.00	0.00	Full	2 years	2 Months
63	0.00	15,582.00	0.00	0.00	Full	2 years	2 Months
64	24,059.94	0.00	0.00	0.00	Full	2 years	2 Months
65	0.00				Full	2 years	2 Months
66	0.00	0.00	0.00	0.00	Full	2 years	2 Months
67	0.00				Full	2 years	2 Months
68	0.00	1,230.83	0.00	0.00	Full	2 years	2 Months
69	0.00	0.00	0.00	0.00	Full	2 years	2 Months
70	0.00	0.00	0.00	0.00	Full	2 years	2 Months
71	0.00	0.00	0.00	0.00	Full	2 years	2 Months
72	0.00	0.00	0.00	0.00	Full	2 years	2 Months
73	0.00				Full	2 years	2 Months
74	0.00				Full	2 years	2 Months
75	0.00				Full	2 years	2 Months
76	0.00	0.00	0.00	0.00	Full	2 years	2 Months
77	0.00	0.00	0.00	0.00	Full	2 years	2 Months
78	0.00	0.00	0.00	0.00	Full	2 years	2 Months
79	0.00	4,333.00	0.00	0.00	Full	2 years	2 Months
80	0.00	16,675.00	0.00	0.00	Full	2 years	2 Months
81	0.00				Full	2 years	2 Months
82	0.00	0.00	0.00	0.00	Full	2 years	2 Months
83	0.00	0.00	0.00	0.00	Full	2 years	1 Month
84	0.00	0.00	0.00	0.00	Full	2 years	2 Months
85	0.00	31,550.00	0.00	0.00	Full	2 years	2 Months
86	0.00	0.00	0.00	0.00	Full	2 years	2 Months
87	0.00	11,407.00	0.00	0.00	Full	2 years	2 Months
88	0.00	0.00	0.00	0.00	Full	2 years	2 Months
89	0.00				Full	2 years	2 Months
90	0.00	12,833.00	0.00	0.00	Full	2 years	2 Months
91	0.00				Full	2 years	2 Months
92	0.00				Full	2 years	2 Months
93	0.00				Full	2 years	2 Months
94	0.00				Full	2 years	2 Months
95	0.00	12,750.00	0.00	0.00	Full	2 years	2 Months
96	0.00				Full	2 years	2 Months
97	5,632.00	0.00	0.00	0.00	Full	2 years	2 Months
98	0.00				Full	2 years	2 Months
99	0.00	10,000.00	0.00	0.00	Full	2 years	2 Months
100	0.00	0.00	0.00	0.00	Full	2 years	2 Months
101	0.00	7,500.00	0.00	0.00	Full	2 years	2 Months
102	0.00	5,661.00	0.00	0.00	Full	2 years	2 Months
103	0.00				Full	2 years	2 Months
104	0.00				Full	2 years	2 Months
105	0.00				Full	2 years	2 Months
106	0.00				Full	2 years	2 Months
107	0.00	0.00	0.00	0.00	Full	2 years	2 Months
108	0.00				Full	2 years	2 Months
109	0.00				Full	2 years	2 Months
110	0.00	6,240.00	0.00	0.00	Full	2 years	2 Months
111	0.00	10,000.00	0.00	0.00	Full	2 years	2 Months
112	0.00				Full	2 years	2 Months
113	0.00				Full	2 years	2 Months
114	0.00				Full	2 years	2 Months
115	0.00	0.00	0.00	0.00	Full	2 years	2 Months
116	0.00				Full	2 years	2 Months
117	0.00	16,022.50	0.00	0.00	Full	2 years	2 Months
118	0.00	0.00	0.00	0.00	Full	2 years	2 Months
119	0.00	0.00	0.00	0.00	Full	2 years	2 Months
120	0.00				Full	2 years	2 Months
121	0.00				Full	2 years	2 Months
122	0.00	0.00	0.00	0.00	Full	2 years	2 Months
123	0.00	4,164.36	0.00	0.00	Full	2 years	2 Months
124	0.00	2,484.00	0.00	0.00	Full	2 years	2 Months
125	0.00				Full	2 years	2 Months
126	0.00				Full	2 years	2 Months
127	0.00				Full	2 years	2 Months
128	0.00				Full	2 years	2 Months
129	0.00	0.00	0.00	0.00	Full	2 years	2 Months
130	0.00	12,723.68	0.00	0.00	Full	2 years	2 Months
131	0.00	648.00	0.00	0.00	Full	2 years	2 Months
132	0.00	0.00	0.00	0.00	Full	2 years	2 Months
133	0.00	5,416.66	0.00	0.00	Full	2 years	2 Months
134	0.00				Full	2 years	2 Months
135	0.00	10,189.00	0.00	0.00	Full	2 years	2 Months
136	0.00	5,583.67	0.00	0.00	Full	2 years	2 Months
137	0.00	9,130.43	0.00	0.00	Full	2 years	2 Months
138	0.00	0.00	0.00	0.00	Full	2 years	2 Months
139	0.00	0.00	0.00	0.00	Full	2 years	2 Months
140	0.00	0.00	0.00	0.00	Full	2 years	2 Months
141	0.00	22,416.00	0.00	0.00	Full	2 years	2 Months
142	0.00	0.00	0.00	0.00	Full	2 years	2 Months
143	0.00	2,740.96	0.00	0.00	Full	2 years	2 Months
144	0.00	0.00	0.00	0.00	Full	2 years	2 Months
145	0.00	0.00	0.00	0.00	Full	2 years	2 Months
146	0.00				Full	2 years	2 Months
147	0.00	0.00	0.00	0.00	Full	2 years	2 Months
148	0.00	-57.33	0.00	0.00	Full	2 years	2 Months
149	0.00	0.00	0.00	0.00	Full	2 years	2 Months
150	0.00	0.00	0.00	0.00	Full	2 years	2 Months
151	0.00	16,778.08	0.00	0.00	Full	2 years	2 Months
152	0.00				Full	2 years	2 Months
153	0.00	0.00	0.00	0.00	Full	2 years	2 Months
154	0.00	16,723.17	0.00	0.00	Full	2 years	2 Months
155	0.00				Full	2 years	2 Months
156	0.00				Full	2 years	2 Months
157	0.00	7,399.58	0.00	0.00	Full	2 years	2 Months
158	0.00	0.00	0.00	0.00	Full	2 years	2 Months
159	0.00	0.00	0.00	0.00	Full	2 years	2 Months
160	0.00	1,015.72	0.00	0.00	Full	2 years	2 Months
161	0.00	15,134.00			Full	2 years	2 Months

ASF RMBS DISCLOSURE PACKAGE

Field Number	Field Name	Field Description	Type of Field	Data Type	Sample Data	Format	When Applicable?	Valid Values	Proposed Unique Coding	Notes
1	Primary Servicer	The MERS Organization ID of the company that has or will have the right to service the loan.	General Information	Numeric – Integer	2351805	9(7)	Always	”9999999” if Unknown
2	Servicing Fee—Percentage	Aggregate monthly fee paid to all servicers, stated in decimal form.	General Information	Numeric - Decimal	0.0025	9.999999	Loans without flat-dollar servicing fees	>= 0 and < 1		Must be populated if Field 3 is Null
3	Servicing Fee—Flat-dollar	Aggregate monthly fee paid to all servicers, stated as a dollar amount.	General Information	Numeric – Decimal	7.5	9(3).99	Loans with flat-dollar servicing fees	>= 0 and <= 999		Must be populated if 2 is Null
4	Servicing Advance Methodology	The manner in which principal and/or interest are to be advanced by the servicer.	General Information	Numeric – Integer	2	99	Always	See Coding	1 = Scheduled Interest, Scheduled Principal 2 = Actual Interest, Actual Principal 3 = Scheduled Interest, Actual Principal 99 = Unknown
5	Originator	The MERS Organization ID of the entity that lends funds to the borrower and, in return, places a lien on the mortgage property as collateral.	General Information	Numeric – Integer	5938671	9(7)	Always	”9999999” if Unknown
6	Loan Group	Indicates the collateral group number in which the loan falls (for structures with multiple collateral groups). Use “1” if there is only one loan group.	General Information	Text	1A	XXXX	Always	“UNK” if Unknown
7	Loan Number	Unique National Mortgage Loan ID Number (Vendor TBD).	General Information	Numeric – Integer	TBD	TBD	Always	TBD		Details to be provided by Vendor
8	Amortization Type	Indicates whether the loan’s interest rate is fixed or adjustable (Hybrid ARMs are adjustable).	Loan Type	Numeric – Integer	2	99	Always	See Coding	1 = Fixed 2 = Adjustable 99 = Unknown
9	Lien Position	A number indicating the loan’s lien position (1 = first lien, etc.).	Loan Type	Numeric – Integer	1	99	Always	>0	99 = Unknown
10	HELOC Indicator	Indicates whether the loan is a home equity line of credit.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
11	Loan Purpose	Indicates the purpose of the loan.	Loan Type	Numeric – Integer	9	99	Always	See Coding	See Appendix A
12	Cash Out Amount	For “Cash-out” loans (see Glossary): [NEW LOAN AMOUNT] – [PAID-OFF FIRST MORTGAGE LOAN AMOUNT] – [PAID-OFF SECOND MORTGAGE LOAN AMOUNT (if Second was used to purchase the property)] – [CLOSING COSTS].	Loan Type	Numeric – Decimal	72476.5	9(10).99	Always	>= 0
13	Total Origination and Discount Points (in dollars)	Amount paid to the lender to increase the lender’s effective yield and, in the case of discount points, to reduce the interest rate paid by the borrower.	Loan Type	Numeric – Decimal	5250	9(10).99	Always	>= 0		Typically Lines 801 and 802 of HUD Settlement Statement
14	Covered/High Cost Loan Indicator	Indicates whether the loan is categorized as “high cost” or “covered” according to state or federal statutes or regulations.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
15	Relocation Loan Indicator	Indicates whether the loan is part of a corporate relocation program.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
16	Broker Indicator	Indicates whether a broker took the application.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
17	Channel	Code indicating the source (channel) from which the Issuer obtained the mortgage loan.	Loan Type	Numeric – Integer	2	99	Always	See Coding	1 = Retail 2 = Broker 3 = Correspondent Bulk 4 = Correspondent Flow with delegated underwriting 5 = Correspondent Flow without delegated underwriting 99 = Unknown
18	Escrow Indicator	Indicates whether various homeownership expenses are paid by the borrower directly or through an escrow account (as of securitization cut-off date).	Loan Type	Numeric – Integer	3	99	Always	See Coding	0 = No Escrows 1 = Taxes 2 = Insurance 3 = HOA dues 4 = Taxes and Insurance 5 = All 99 =Unknown
19	Senior Loan Amount(s)	For non-first mortgages, the sum of the balances of all associated senior mortgages at the time of origination of the subordinate lien.	Mortgage Lien Info	Numeric – Decimal	611004.25	9(10).99	If Lien Position > 1	>= 0
20	Loan Type of Most Senior Lien	For non-first mortgages, indicates whether the associated first mortgage is a Fixed, ARM, Hybrid, or negative amortization loan.	Mortgage Lien Info	Numeric – Integer	2	99	If Lien Position > 1	See Coding	1 = Fixed Rate 2 = ARM 3 = Hybrid 4 = Neg Am 99 = Unknown
21	Hybrid Period of Most Senior Lien (in months)	For non-first mortgages where the associated first mortgage is a hybrid ARM, the number of months remaining in the initial fixed interest rate period for the hybrid first mortgage.	Mortgage Lien Info	Numeric – Integer	23	999	If Lien Position > 1 AND the most senior lien is a hybrid ARM (see Field 20)	>= 0
22	Neg Am Limit of Most Senior Lien	For non-first mortgages where the associated first mortgage features negative amortization, the maximum percentage by which the negatively amortizing balance may increase (expressed as a proportion of the senior lien’s original balance).	Mortgage Lien Info	Numeric – Decimal	1.25	9.999999	If Lien Position > 1 AND the senior lien is Neg Am (see Field 20)	>= 1 and <= 2
23	Junior Mortgage Balance	For first mortgages with subordinate liens at the time of origination, the combined balance of the subordinate liens (if known).	Mortgage Lien Info	Numeric – Decimal	51775.12	9(10).99	If Lien Position = 1 and there is a 2nd lien on the subject property	>= 0		Subject to Regulatory Confirmation
24	Origination Date of Most Senior Lien	For non-first mortgages, the origination date of the associated first mortgage.	Mortgage Lien Info	Date	20090914	YYYYMMDD	If Lien Position > 1 and there is a 2nd lien on the subject property	“19010101” if unknown
25	Origination Date	The date of the Mortgage Note and Mortgage/Deed of Trust	Loan Term and Amortization Type	Date	20090914	YYYYMMDD	Always	“19010101” if unknown
26	Original Loan Amount	The dollar amount of the mortgage loan, as specified on the mortgage note at the time of the loan’s origination. For HELOCs, the maximum available line of credit.	Loan Term and Amortization Type	Numeric – Decimal	150000	9(10).99	Always	>0
27	Original Interest Rate	The original note rate as indicated on the mortgage note.	Loan Term and Amortization Type	Numeric – Decimal	0.0475	9.999999	Always	> 0 and <= 1
28	Original Amortization Term	The number of months in which the loan would be retired if the amortizing principal and interest payment were to be paid each month.	Loan Term and Amortization Type	Numeric – Integer	360	999	Always	>= 60
29	Original Term to Maturity	The initial number of months between loan origination and the loan maturity date, as specified on the mortgage note.	Loan Term and Amortization Type	Numeric – Integer	60	999	Always	>0	N/A
30	First Payment Date of Loan	The date of the first scheduled mortgage payment to be made by the borrower as specified on the mortgage note.	Loan Term and Amortization Type	Date	20090914	YYYYMMDD	Always	“19010101” if unknown	N/A
31	Interest Type Indicator	Indicates whether the interest rate calculation method is simple or actuarial.	Loan Term and Amortization Type	Numeric – Integer	2	99	Always	See Coding	1= Simple 2 = Actuarial 99 = Unknown
32	Original Interest Only Term	Original interest-only term for a loan in months (including NegAm Loans).	Loan Term and Amortization Type	Numeric – Integer	60	999	Always	>= 0 and <= 240 Unknown = Blank; No Interest Only Term = 0
33	Buy Down Period	The total number of months during which any buy down is in effect, representing the accumulation of all buy down periods.	Loan Term and Amortization Type	Numeric – Integer	65	999	Always	>= 0 and <= 100 Unknown = Blank; No Buy Down = 0
34	HELOC Draw Period	The original number of months during which the borrower may draw funds against the HELOC account.	Loan Term and Amortization Type	Numeric – Integer	24	999	HELOCs Only	>= 12 and <= 120
35	Scheduled Loan Amount	Mortgage loan scheduled principal balance as of cut-off date. For HELOCs, the current drawn amount.	Loan Term and Amortization Type	Numeric – Decimal	248951.19	9(10).99	Always	>= 0
36	Current Interest Rate	The interest rate used to calculate the current P&I or I/O payment.	Loan Term and Amortization Type	Numeric – Decimal	0.05875	9.999999	Always	> 0 and <= 1
37	Current Payment Amount Due	Next Total Payment due to be collected (including principal, interest or both—but Exclude Escrow Amounts).	Loan Term and Amortization Type	Numeric – Decimal	1250.15	9(10).99	Always	> 0
38	Scheduled Interest Paid Through Date		Loan Term and Amortization Type	Date	20090429	YYYYMMDD	Always	“19010101” if unknown
39	Current Payment Status	Number of payments the borrower is past due as of the securitization cut-off date.	Loan Term and Amortization Type	Numeric – Integer	3	99	Always	>= 0
40	Index Type	Specifies the type of index to be used to determine the interest rate at each adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	18	99	ARMs Only	See Coding	See Appendix B
41	ARM Look-back Days	The number of days prior to the interest rate adjustment date to retrieve the index value.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	45	99	ARMs Only	>= 0 to <=99
42	Gross Margin	The percentage stated on the mortgage note representing the spread between the ARM Index value and the mortgage interest rate. The gross mortgage margin is added to the index value to establish a new gross interest rate in the manner prescribed on the mortgage note.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.03	9.999999	ARMs Only	>0 and <= 1
43	ARM Round Flag	An indicator of whether an adjusted interest rate is rounded to the next higher ARM round factor, to the next lower round factor, or to the nearest round factor.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	3	9	ARMs Only	See Coding	0 = No Rounding 1 = Up 2 = Down 3 = Nearest 99=Unknown
44	ARM Round Factor	The percentage to which an adjusted interest rate is to be rounded.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.0025 or 0.00125	9.999999	ARMs Only Where ARM Round Flag = 1, 2, or 3	>= 0 and < 1
45	Initial Fixed Rate Period	For hybrid ARMs, the period between the first payment date of the mortgage and the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	60	999	Hybrid ARMs Only	>= 1 to <=240
46	Initial Interest Rate Cap (Change Up)	The maximum percentage by which the mortgage note rate may increase at the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
47	Initial Interest Rate Cap (Change Down)	The maximum percentage by which the mortgage note rate may decrease at the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
48	Subsequent Interest Rate Reset Period	The number of months between subsequent rate adjustments.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	60	999	ARMs Only	>=0 and <= 120		0 = Loan does not adjust after initial reset
49	Subsequent Interest Rate (Change Down)	The maximum percentage by which the interest rate may decrease at each rate adjustment date after the initial adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
50	Subsequent Interest Rate Cap (Change Up)	The maximum percentage by which the interest rate may increase at each rate adjustment date after the initial adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
51	Lifetime Maximum Rate (Ceiling)	The maximum interest rate that can be in effect during the life of the loan.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.125	9.999999	ARMs Only	>= 0 and <= 1		=1 if no ceiling specified

52	Lifetime Minimum Rate (Floor)	The minimum interest rate that can be in effect during the life of the loan.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.015	9.999999	ARMs Only	>= 0 and <= 1		If no floor is specified enter the greater of the margin or 0.
53	Negative Amortization Limit	The maximum amount of negative amortization allowed before recast is required. (Expressed as a percentage of the original unpaid principal balance.)	Negative Amortization	Numeric – Decimal	1.25	9.999999	Negatively Amortizing ARMs Only	>=0, and <2
54	Initial Negative Amortization Recast Period	The number of months in which the payment is required to recast if the loan does not reach the prescribed maximum balance earlier.	Negative Amortization	Numeric – Integer	60	999	Negatively Amortizing ARMs Only	>=0
55	Subsequent Negative Amortization Recast Period	The number of months after which the payment is required to recast AFTER the first recast period.	Negative Amortization	Numeric – Integer	48	999	Negatively Amortizing ARMs Only	>=0
56	Initial Fixed Payment Period	Number of months after origination during which the payment is fixed.	Negative Amortization	Numeric – Integer	60	999	Negatively Amortizing Hybrid ARMs Only	>= 0 to <=120
57	Subsequent Payment Reset Period	Number of months between payment adjustments after first payment reset.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
58	Initial Periodic Payment Cap	The maximum percentage by which a payment can change (increase or decrease) in the first period.	Negative Amortization	Numeric – Decimal	0.075	9.999999	Negatively Amortizing ARMs Only	>= 0 and < 1
59	Subsequent Periodic Payment Cap	The maximum percentage by which a payment can change (increase or decrease) in one period after the initial cap.	Negative Amortization	Numeric – Decimal	0.075	9.999999	Negatively Amortizing ARMs Only	>= 0 and < 1
60	Initial Minimum Payment Reset Period	The maximum number of months a borrower can initially pay the minimum payment before a new minimum payment is determined.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
61	Subsequent Minimum Payment Reset Period	The maximum number of months (after the initial period) a borrower can pay the minimum payment before a new minimum payment is determined after the initial period.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
62	Option ARM Indicator	An indicator of whether the loan is an Option ARM.	Negative Amortization	Numeric – Integer	1	99	ARMs Only	See Coding	0 = No 1 = Yes 99 = Unknown
63	Options at Recast	The means of computing the lowest monthly payment available to the borrower after recast.	Option ARM	Numeric – Integer	2	99	Option ARMs Only	N/A	1= Fully amortizing 30 year 2= Fully amortizing 15 year 3=Fully amortizing 40 year 4 = Interest-Only 5 = Minimum Payment 99= Unknown
64	Initial Minimum Payment	The initial minimum payment the borrower is permitted to make.	Option ARM	Numeric – Decimal	879.52	99	Option ARMs Only	>=0
65	Current Minimum Payment	Current Minimum Payment (in dollars).	Negative Amortization	Numeric – Decimal	250	9(10).99	Option ARMs Only	>= 0
66	Prepayment Penalty Calculation	A description of how the prepayment penalty would be calculated during each phase of the prepayment penalty term.	Prepayment Penalties	Numeric – Integer	12	99	Always	See Coding	See Appendix C
67	Prepayment Penalty Type	• Hard: The prepayment penalty is incurred regardless of the reason the loan is prepaid in full. • Hybrid: The prepayment penalty can be characterized as hard for a certain amount of time and as soft during another period.	Prepayment Penalties	Numeric – Integer	1	99	All loans with Prepayment Penalties (i.e., loans for which Field 66 = something other than “0”)	See Coding	1 = Hard 2 = Soft 3 = Hybrid 99 = Unknown
68	Prepayment Penalty Total Term	The total number of months that the prepayment penalty may be in effect.	Prepayment Penalties	Numeric – Integer	60	999	All loans with Prepayment Penalties (i.e., loans for which Field 66 = something other than “0”)	>0 to <=120
69	Prepayment Penalty Hard Term	For hybrid prepayment penalties, the number of months during which a “hard” prepayment penalty applies.	Prepayment Penalties	Numeric – Integer	12	999	Loans with Hybrid Prepayment Penalties (i.e., loans for which Field 67 = “3”)	>= 0 to <=120
70	Primary Borrower ID	A lender-generated ID number for the primary borrower on the mortgage	Borrower	Numeric—Integer	123456789	999999999	Always	>0		Used to identify the number of times a single borrower appears in a given deal.
71	Number of Mortgaged Properties	The number of residential properties owned by the borrower that currently secure mortgage loans.	Borrower	Numeric – Integer	1	99	Always	> 0
72	Total Number of Borrowers	The number of Borrowers who are obligated to repay the mortgage note.	Borrower	Numeric – Integers	2	99	Always	> 0
73	Self-employment Flag	An indicator of whether the primary borrower is self-employed.	Borrower	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
74	Current ‘Other’ Monthly Payment	The aggregate of all payments pertaining to the subject property other than principal and interest (includes common charges, condo fees, T&I, HOA, etc.), whether escrowed or not.	Loan Term and Amortization Type	Numeric – Decimal	1789.25	9(10).99	Always	> 0
75	Length of Employment: Borrower	The number of years of service with the borrower’s current employer as of the date of the loan.	Borrower Qualification	Numeric – Decimal	3.5	99.99	Always	>=0	99 = Retired, None employment income soure (social security, trust income, dividends, etc.)
76	Length of Employment: Co-Borrower	The number of years of service with the co-borrower’s current employer as of the date of the loan.	Borrower Qualification	Numeric – Decimal	3.5	99.99	If “Total Number of Borrowers” > 1	>= 0	99 = Retired, None employment income soure (social security, trust income, dividends, etc.)
77	Years in Home	Length of time that the borrower has been at current address.	Borrower Qualification	Numeric – Decimal	14.5	99.99	Refinances of Primary Residences Only (Loan Purpose = 1, 2, 3, 4, 8 or 9)	> 0
78	FICO Model Used	Indicates whether the FICO score was calculated using the Classic, Classic 08, or Next Generation model.	Borrower Qualification	Numeric – Integer	1	99	If a FICO score was obtained	See Coding	1 = Classic 2 = Classic 08 3 = Next Generation 99 = Unknown
79	Most Recent FICO Date	Specifies the date on which the most recent FICO score was obtained	Borrower Qualification	Date	20090914	YYYYMMDD	If a FICO score was obtained	“19010101” if unknown		Issuers unable to Provide may Rep and Warrant that the FICO score used for underwriting was not more than 4 months old at the date of issuance.
80	Primary Wage Earner Original FICO: Equifax	Equifax FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
81	Primary Wage Earner Original FICO: Experian	Experian FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
82	Primary Wage Earner Original FICO: TransUnion	TransUnion FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
83	Secondary Wage Earner Original FICO: Equifax	Equifax FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
84	Secondary Wage Earner Original FICO: Experian	Experian FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
85	Secondary Wage Earner Original FICO: TransUnion	TransUnion FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
86	Most Recent Primary Borrower FICO	Most Recent Primary Borrower FICO score used by the lender to approve the loan.	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
87	Most Recent Co-Borrower FICO	Most Recent Co-Borrower FICO score used by the lender to approve the loan.	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
88	Most Recent FICO Method	Number of credit repositories used to update the FICO Score.	Borrower Qualification	Numeric – Integer	2	9	If a FICO score was obtained	>0
89	VantageScore: Primary Borrower	Credit Score for the Primary Borrower used to approve the loan and obtained using the Vantage credit evaluation model.	Borrower Qualification	Numeric – Integer	720	9999	If a Vantage Credit Score was obtained	>= 501 and <= 990
90	VantageScore: Co-Borrower	Credit Score for the Co-borrower used to approve the loan and obtained using the Vantage credit evaluation model.	Borrower Qualification	Numeric – Integer	720	9999	If a VantageScore was obtained AND “Total Number of Borrowers” > 1	>= 501 and <= 990
91	Most Recent VantageScore Method	Number of credit repositories used to update the Vantage Score.	Borrower Qualification	Numeric – Integer	2	9	If a Vantage Credit Score was obtained	>0
92	VantageScore Date	Date Vantage Credit Score was obtained.	Borrower Qualification	Date	20090914	YYYYMMDD	If a Vantage Credit Score was obtained	“19010101” if unknown
93	Credit Report: Longest Trade Line	The length of time in months that the oldest active trade line, installment or revolving, has been outstanding. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Integer	999	999	Always	> =0		Subject to Regulatory Confirmation
94	Credit Report: Maximum Trade Line	The dollar amount for the trade line, installment or revolving, with the largest unpaid balance. For revolving lines of credit, e.g. credit card, the dollar amount reported should reflect the maximum amount of credit available under the credit line whether used or not. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Decimal	339420.19	9(10).99	Always	>=0		Subject to Regulatory Confirmation
95	Credit Report: Number of Trade Lines	A count of non-derogatory, currently open and active, consumer trade lines (installment or revolving) for the borrower. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Integer	57	999	Always	>=0		Subject to Regulatory Confirmation
96	Credit Line Usage Ratio	Sum of credit balances divided by sum of total open credit available.	Borrower Qualification	Numeric – Decimal	0.27	9.999999	Always	>= 0 and <= 1		Subject to Regulatory Confirmation
97	Most Recent 12-month Pay History	String indicating the payment status per month listed from oldest to most recent.	Borrower Qualification	Text	77X123200001	X(12)	Always	See Coding	0 = Current 1 = 30-59 days delinquent 2 = 60-89 days delinquent 3 = 90-119 days delinquent 4 = 120+ days delinquent 5 = Foreclosure 6 = REO 7 = Loan did not exist in period X = Unavailable
98	Months Bankruptcy	Number of months since any borrower was discharged from bankruptcy. (Issuers unable to provide this information may rep and warrant that at least x years—as specified in the loan program—have passed since most recent discharge from bankruptcy.)	Borrower Qualification	Numeric – Integer	12	999	If Borrower has ever been in Bankruptcy	>= 0		Blank = Borrower is not known to have been in bankruptcy
99	Months Foreclosure	Number of months since foreclosure sale date. (Issuers unable to provide this information may rep and warrant that at least x years—as specified in the loan program— have passed since most recent foreclosure.)	Borrower Qualification	Numeric – Integer	12	999	If Borrower has ever been in Foreclosure	>= 0		Blank = Borrower is not known to have been in foreclosure
100	Primary Borrower Wage Income	Monthly base wage income for primary borrower.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
101	Co-Borrower Wage Income	Monthly base wage income for all other borrowers.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	If “Total Number of Borrowers” > 1	>= 0
102	Primary Borrower Other Income	Monthly Other (non-wage) income for primary borrower. (This figure should include net rental income and be reduced by any net rental loss.)	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
103	Co-Borrower Other Income	Monthly Other (non-wage) income for all other borrowers. (This figure should include net rental income and be reduced by any net rental loss.)	Borrower Qualification	Numeric – Decimal	9000	9(9).99	If “Total Number of Borrowers” > 1	>= 0
104	All Borrower Wage Income	Monthly income of all borrowers derived from base salary only.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
105	All Borrower Total Income	Monthly income of all borrowers derived from base salary, commission, tips and gratuities, overtime and bonuses, part-time or second-job earnings, alimony, child support, interest and dividend income, notes receivable, trust income, net rental income, retirement income, social security, veterans income, military income, foster care income, and self-employed income.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
106	4506-T Indicator	A yes/no indicator of whether a Transcript of Tax Return (received pursuant to the filing of IRS Form 4506-T) was obtained and considered.	Borrower Qualification	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
107	Borrower Income Verification Level
A code indicating the extent to which the borrower’s income has been verified:
Level 4 Income Verification = [W-2 (Prev. Yr.) OR TAX RETURNS* (Prev. Yr.)] AND PAY STUBS (YTD (at least one month)–if salaried)
Level 5 Income Verification = 24 months income verification (W-2s, pay stubs, bank statements and/or tax returns**)
*For self-employed borrowers:  Level 4 Income Verification:
• 2 Years Tax Returns
• Self-prepared tax returns (regardless of 4506 and tax transcripts)

** For self-employed borrowers: Level 5 Income Verification:
• 2 Years tax returns
• Tax returns prepared and not executed by a CPA, with
          o CPA name & phone number shown on the Preparer section of the tax return
          o Executed 4506 and tax transcripts (matching returns in file)
• Tax returns prepared and executed by a CPA  (regardless of 4506 and tax transcripts)
			Borrower Qualification	Numeric – Integer	1	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, “Level 4” Verified (as defined) 5 = Stated, “Level 5” Verified (as defined)
108	Co-Borrower Income Verification
A code indicating the extent to which the co-borrower’s income has been verified:

Level 4 Income Verification = [W-2 (Prev. Yr.) OR TAX RETURNS* (Prev. Yr.)] AND PAY STUBS (YTD (at least one month)–if salaried)

Level 5 Income Verification = 24 months income verification (W-2s, pay stubs, bank statements and/or tax returns**)
*For self-employed borrowers:  Level 4 Income Verification:
• 2 Years Tax Returns
• Self-prepared tax returns (regardless of 4506 and tax transcripts)

** For self-employed borrowers: Level 5 Income Verification:
• 2 Years tax returns
• Tax returns prepared and not executed by a CPA, with
          o CPA name & phone number shown on the Preparer section of the tax return
          o Executed 4506 and tax transcripts (matching returns in file)
• Tax returns prepared and executed by a CPA  (regardless of 4506 and tax transcripts)
			Borrower Qualification	Numeric – Integer	2	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, “Level 4” Verified (as defined) 5 = Stated, “Level 5” Verified (as defined)
109	Borrower Employment Verification	A code indicating the extent to which the primary borrower’s employment has been verified: Level 3 Verified = Direct Independent Verification with a third party of the borrower’s current employment.	Borrower Qualification	Numeric – Integer	2	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, Level 3 Verified (as defined)
110	Co-Borrower Employment Verification	A code indicating the extent to which the co-borrower’s employment has been verified: Level 3 Verified = Direct Independent Verification with a third party of the co-borrower’s current employment.	Borrower Qualification	Numeric – Integer	1	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, Level 3 Verified (as defined)
111	Borrower Asset Verification	A code indicating the extent to which the primary borrower’s assets used to qualify the loan have been verified: Level 4 Verified = 2 months of bank statements/balance documentation (written or electronic) for liquid assets (or gift letter).	Borrower Qualification	Numeric – Integer	3	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, Level 4 Verified (as defined)
112	Co-Borrower Asset Verification	A code indicating the extent to which the co-borrower’s assets used to qualify the loan have been verified: Level 4 = 2 months of bank statements/balance documentation (written or electronic) for liquid assets (or gift letter).	Borrower Qualification	Numeric – Integer	2	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, Level 4 Verified (as defined)
113	Liquid / Cash Reserves	The actual dollar amount of remaining verified liquid assets after settlement. (This should not include cash out amount of subject loan.)	Borrower Qualification	Numeric – Decimal	3242.76	9(9).99	Always	>= 0
114	Monthly Debt All Borrowers	The aggregate monthly payment due on other debt (excluding only installment loans with fewer than 10 payments remaining and other real estate loans used to compute net rental income— which is added/subtracted in the income fields).	Borrower Qualification	Numeric – Decimal	3472.43	9(9).99	Always	>= 0
115	Originator DTI	Total Debt to income ratio used by the originator to qualify the loan.	Borrower Qualification	Numeric – Decimal	0.35	9.999999	Always	>= 0 and >= 1
116	Fully Indexed Rate	The fully indexed interest rate as of securitization cut-off.	Borrower Qualification	Numeric – Decimal	0.0975	9.999999	ARMs Only	>= 0 and >= 1
117	Qualification Method	Type of mortgage payment used to qualify the borrower for the loan.	Borrower Qualification	Numeric – Integer	3	99	Always	See Coding	1 = Start Rate 2 = First Year Cap Rate 3 = I/O Amount 4 = Fully Indexed 5 = Min Payment 98 = Other 99 = Unknown
118	Percentage of Down Payment from Borrower Own Funds	Include only borrower funds, do not include any gift or borrowed funds. (Issuers may provide the actual percentage for each loan, or the guideline percentage and note departure concentration on the transaction summary.)	Borrower Qualification	Numeric – Decimal	0.5	9.999999	Purchase Loans Only	>= 0 and >= 1
119	City	The name of the city.	Subject Property	Text	New York	X(45)	Always	Unk=Unknown
120	State	The name of the state as a 2-digit Abbreviation.	Subject Property	Text	NY	XX	Always	See Coding	See Appendix H
121	Postal Code	The postal code (zip code in the US) where the subject property is located.	Subject Property	Text	10022	X(5)	Always	Unk=Unknown
122	Property Type	Specifies the type of property being used to secure the loan.	Subject Property	Numeric – Integer	11	99	Always	See Coding	See Appendix D
123	Occupancy	Specifies the property occupancy status (e.g., owner-occupied, investment property, second home, etc.).	Subject Property	Numeric – Integer	4	9	Always	See Coding	See Appendix E
124	Sales Price	The negotiated price of a given property between the buyer and seller.	Subject Property	Numeric – Decimal	450000.23	9(10).99	Purchase Loans Only	> 0
125	Original Appraised Property Value	The appraised value of the property used to approve the loan.	Subject Property	Numeric – Decimal	550000.23	9(10).99	Always	> 0
126	Original Property Valuation Type	Specifies the method by which the property value (at the time of underwriting) was reported.	Subject Property	Numeric – Integer	8	99	Always	See Coding	See Appendix F
127	Original Property Valuation Date	Specifies the date on which the original property value (at the time of underwriting) was reported. (Issuers unable to provide may Rep and Warrant that the appraisal used for underwriting was not more than x days old at time of loan closing.)	Subject Property	Date	20090914	YYYYMMDD	Always	“19010101” if unknown
128	Original Automated Valuation Model (AVM) Model Name	The name of the AVM Vendor if an AVM was used to determine the original property valuation.	Subject Property	Numeric – Integer	1	99	Always	See Appendix I	See Appendix I
129	Original AVM Confidence Score	The confidence range presented on the AVM report.	Subject Property	Numeric – Decimal	0.74	9.999999	If AVM Model Name (Field 127) > 0	>= 0 to <= 1
130	Most Recent Property Value[1]	If a valuation was obtained subsequent to the valuation used to calculate LTV, the most recent property value.	Subject Property	Numeric – Decimal	500000	9(10).99	If updated value was obtained subsequent to loan approval	> 0
131	Most Recent Property Valuation Type	If an additional property valuation was obtained after the valuation used for underwriting purposes, the method by which the property value was reported.	Subject Property	Numeric – Integer	6	9	If updated value was obtained subsequent to loan approval	See Coding	See Appendix F
132	Most Recent Property Valuation Date	Specifies the date on which the updated property value was reported.	Subject Property	Date	20090914	YYYYMMDD	If updated value was obtained subsequent to loan approval	“19010101” if unknown
133	Most Recent AVM Model Name	The name of the AVM Vendor if an AVM was used to determine the updated property valuation.	Subject Property	Numeric – Integer	19	99	If updated value was obtained subsequent to loan approval	See Coding	See Appendix I
134	Most Recent AVM Confidence Score	If AVM used to determine the updated property valuation, the confidence range presented on the AVM report.	Subject Property	Numeric – Decimal	0.85	9.999999	If “Most Recent AVM Model Name” > 0	>= 0 to <= 1
135	Original CLTV	The ratio obtained by dividing the amount of all known outstanding mortgage liens on a property at origination by the lesser of the appraised value or the sales price.	Loan-to-Value (LTV)	Numeric – Decimal	0.96	9.999999	Always	>= 0 and <= 1.5
136	Original LTV	The ratio obtained by dividing the original mortgage loan amount on the note date by the lesser of the mortgaged property’s appraised value on the note date or its purchase price.	Loan-to-Value (LTV)	Numeric – Decimal	0.8	9.999999	Always	>= 0 and <= 1.25
137	Original Pledged Assets	The total value of assets pledged as collateral for the loan at the time of origination. Pledged assets may include cash or marketable securities.	Loan-to-Value (LTV)	Numeric – Decimal	75000	9(10).99	Always	>=0
138	Mortgage Insurance Company Name	The name of the entity providing mortgage insurance for a loan.	Mortgage Insurance	Numeric – Integer	3	99	Always	See Coding	See Appendix G
139	Mortgage Insurance Percent	Mortgage Insurance coverage percentage.	Mortgage Insurance	Numeric – Decimal	0.25	9.999999	“Mortgage Insurance Company Name” > 0	>= 0 to <= 1
140	MI: Lender or Borrower Paid?	An indicator of whether mortgage insurance is paid by the borrower or the lender.	Mortgage Insurance	Numeric – Integer	1	99	“Mortgage Insurance Company Name” > 0	See Coding	1 = Borrower-Paid 2 = Lender- Paid 99 = Unknown
141	Pool Insurance Co. Name	Name of pool insurance provider.	Mortgage Insurance	Numeric – Integer	8	99	Always	See Coding	See Appendix G
142	Pool Insurance Stop Loss %	The aggregate amount that a pool insurer will pay, calculated as a percentage of the pool balance.	Mortgage Insurance	Numeric – Decimal	0.25	9.999999	Pool MI Company > 0	>= 0 to <= 1
143	MI Certificate Number	The unique number assigned to each individual loan insured under an MI policy.	Mortgage Insurance	Text	123456789G	X(20)	MI Company > 0	UNK = Unknown
144	Updated DTI (Front-end)	Updated front-end DTI ratio (total monthly housing expense divided by total monthly income) used to qualify the loan modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.35	9.999999	Modified Loans Only	>= 0 and >= 1
145	Updated DTI (Back-end)	Updated back-end DTI ratio (total monthly debt expense divided by total monthly income) used to qualify the loan modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.35	9.999999	Modified Loans Only	>= 0 and >= 1
146	Modification Effective Payment Date	Date of first payment due post modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Date	20090914	YYYYMMDD	Modified Loans Only	“19010101” if unknown
147	Total Capitalized Amount	Amount added to the principal balance of a loan due to the modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
148	Total Deferred Amount	Any non-interest-bearing deferred amount (e.g., principal, interest and fees).	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
149	Pre-Modification Interest (Note) Rate	Scheduled Interest Rate Of The Loan Immediately Preceding The Modification Effective Payment Date.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.075	9.999999	Modified Loans Only	>= 0 to <= 1
150	Pre-Modification P&I Payment	Scheduled Total Principal And Interest Payment Amount Preceding The Modification Effective Payment Date – or if servicer is no longer advancing P&I, the payment that would be in effect if the loan were current.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	2310.57	9(10).99	Modified Loans Only	> 0
151	Pre-Modification Initial Interest Rate Change Downward Cap	Maximum amount the rate can adjust downward on the first interest rate adjustment date (prior to modification) – Only provide if the rate floor is modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.015	9.999999	Modified Loans Only	>= 0 to <= 1
152	Pre-Modification Subsequent Interest Rate Cap	Maximum increment the rate can adjust upward AFTER the initial rate adjustment (prior to modification) – Only provide if the Cap is modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.015	9.999999	Modified Loans Only	>= 0 to <= 1
153	Pre-Modification Next Interest Rate Change Date	Next Interest Reset Date Under The Original Terms Of The Loan (one month prior to new payment due date).	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Date	20090914	YYYYMMDD	Modified Loans Only	“19010101” if unknown
154	Pre-Modification I/O Term	Interest Only Term (in months) preceding The Modification Effective Payment Date.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Integer	36	999	Modified Loans Only	>= 0 to <= 120
155	Forgiven Principal Amount	The sum total of all principal balance reductions (as a result of loan modification) over the life of the loan.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
156	Forgiven Interest Amount	The sum total of all interest incurred and forgiven (as a result of loan modification) over the life of the loan.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
157	Number of Modifications	The number of times the loan has been modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Integer	1	9	Modified Loans Only	>= 0
MH-1	Real Estate Interest	Indicates whether the property on which the manufactured home is situated is owned outright or subject to the terms of a short- or long-term lease. (A long-term lease is defined as a lease whose term is greater than or equal to the loan term.)	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Coding	1 = Owned 2 = Short-term lease 3 = Long-term lease 99 = Unavailable
MH-2	Community Ownership Structure	If the manufactured home is situated in a community, a means of classifying ownership of the community.	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Coding	1 = Public Institutional 2 = Public Non-Institutional 3 = Private Institutional 4 = Private Non-Institutional 5 = HOA-Owned 6 = Non-Community 99 = Unavailable
MH-3	Year of Manufacture	The year in which the home was manufactured (Model Year — YYYY Format). Required only in cases where a full appraisal is not provided.	Manufactured Housing	Numeric – Integer	2006	YYYY	Manufactured Housing Loans Only	1901 = Unavailable
MH-4	HUD Code Compliance Indicator (Y/N)	Indicates whether the home was constructed in accordance with the 1976 HUD code. In general, homes manufactured after 1976 comply with this code.	Manufactured Housing	Numeric – Integer	1	9	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-5	Gross Manufacturer’s Invoice Price	The total amount that appears on the manufacturer’s invoice (typically includes intangible costs such as transportation, association, on-site setup, service and warranty costs, taxes, dealer incentives, and other fees).	Manufactured Housing	Numeric – Decimal	72570.62	9(10).99	Manufactured Housing Loans Only	>= 0
MH-6	LTI (Loan-to-Invoice) Gross	The ratio of the loan amount divided by the Gross Manufacturer’s Invoice Price (Field MH-5).	Manufactured Housing	Numeric – Decimal	0.75	9.999999	Manufactured Housing Loans Only	>= 0 to <= 1
MH-7	Net Manufacturer’s Invoice Price	The Gross Manufacturer’s Invoice Price (Field MH-5) minus intangible costs, including: transportation, association, on-site setup, service, and warranty costs, taxes, dealer incentives, and other fees.	Manufactured Housing	Numeric – Decimal	61570.62	9(10).99	Manufactured Housing Loans Only	>= 0
MH-8	LTI (Net)	The ratio of the loan amount divided by the Net Manufacturer’s Invoice Price (Field MH-7).	Manufactured Housing	Numeric – Decimal	0.62	9.999999	Manufactured Housing Loans Only	>= 0 to <= 1
MH-9	Manufacturer Name	The manufacturer of the subject property. (To be applied only in cases where no appraised value/other type of property valuation is available.)	Manufactured Housing	Text	“XYZ Corp”	Char (100)	Manufactured Housing Loans Only (where no appraised value is provided)	MH Manufacturer name in double quotation marks
MH-10	Model Name	The model name of the subject property. (To be applied only in cases where no appraised value/other type of property valuation is available.)	Manufactured Housing	Text	“DX5-916-X”	Char (100)	Manufactured Housing Loans Only (where no appraised value is provided)	MH Model name in double quotation marks
MH-11	Down Payment Source	An indicator of the source of the down payment used by the borrower to acquire the property and qualify for the mortgage.	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Codes	1 = Cash 2 = Proceeds from trade in 3 = Land in Lieu 4 = Other 99 = Unavailable
MH-12	Community/Related Party Lender (Y/N)	An indicator of whether the loan was made by the community owner, an affiliate of the community owner or the owner of the real estate upon which the collateral is located.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-13	Defined Underwriting Criteria (Y/N)	An indicator of whether the loan was made in accordance with a defined and/or standardized set of underwriting criteria.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-14	Chattel Indicator	An Indicator of whether the secured property is classified as chattel or Real Estate.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = Real Estate 1 = Chattel 99 = Unavailable

APPENDIX A

MODIFICATIONS TO THE FLOW SERVICING AGREEMENT

1. The definition of “Assumed Principal Balance” in Section 1 is revised to read in its entirety as follows:

“Assumed Principal Balance: As to each Mortgage Loan as of any date of determination, (i) the principal balance of the Mortgage Loan outstanding as of the Cut-off Date after application of payments due on or before the Cut-off Date, whether or not received, minus (ii) all amounts previously distributed to the Owner with respect to the Mortgage Loan pursuant to Subsection 11.15 and representing (a) payments or other recoveries of principal or (b) advances of scheduled principal payments made pursuant to Subsection 11.17.”

2. The definition of “Business Day” in Section 1 is revised to read in its entirety as follows:

“Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a legal holiday in the State of New York, the State of New Jersey, the State of California, or the State of Maryland or the State of Minnesota, or (iii) a day on which banks in the State of New York, the State of New Jersey, the State of California, or the State of Maryland or the State of Minnesota are authorized or obligated by law or executive order to be closed.”

3. The definition of “Closing Date” in Section 1 is revised to read in its entirety as follows:

“Closing Date: March 29, 2012, except with respect to Section 3 and the Servicer Acknowledgement(s).”

4. The definition of “Cut-off Date” in Section 1 is revised to read in its entirety as follows:

“Cut-off Date: March 1, 2012, except with respect to the Servicer Acknowledgement(s).”

5. The definition of “First Remittance Date” in Section 1 is revised to read in its entirety as follows:

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“First Remittance Date: April 25, 2012.”

6. A new definition of “Servicing Administrator” is hereby added to Section 1, to be inserted alphabetically and to read in its entirety as follows:

“Servicing Administrator: Redwood Residential Acquisition Corporation or its successor in interest.”

7. Owner Representation Correction

In the first sentence of Subsection 7.02(a), the phrase “federal savings bank” is replaced by the phrase “Delaware corporation” and the term “United States” is replaced by the term “Delaware”.

8. Loan Modifications and Environmental Issues

(a) Subsection 11.01, fifth paragraph is revised to read in its entirety as follows:

“Consistent with the terms of this Agreement, and subject to the REMIC Provisions if the Mortgage Loans have been transferred to a REMIC, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor; provided, however, that (unless the Mortgagor is in default with respect to the Mortgage Loan, or such default is, in the judgment of the Servicer, imminent, and the modification is in accordance with the previously agreed-upon customary procedures of the Servicer, which may change from time to time, or industry-accepted programs, and the Servicer has previously notified the Owner of such modification) the Servicer shall not enter into any payment plan or agreement to modify payments with a Mortgagor lasting more than twelve (12) months or permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, the Lifetime Rate Cap (if applicable), the Initial Rate Cap (if applicable), the Periodic Rate Cap (if applicable) or the Gross Margin (if applicable), agree to the capitalization of arrearages, including interest, fees or expenses owed under the Mortgage Loan, make any future advances or extend the final maturity date with respect to such Mortgage Loan, or accept substitute or additional collateral or release any collateral for such Mortgage Loan. Additionally, the Servicer shall not accept any deed-in-lieu of, short pay-off, or sell any property, in which the sale proceeds are less than the unpaid principal balance of the related Mortgage Loan without previously notifying the Owner and providing the Owner with justification for such action. Further, unless the related Mortgage Loan is in default or such

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default is, in the judgment of the Servicer, imminent, the Servicer shall not defer or forgive the payment of any principal or interest or change the outstanding principal amount (except to reflect actual payments of principal) without previously notifying the Owner and providing the Owner with justification for such action. Any capitalization of arrearages of interest, fees and expenses in excess of 10% of the outstanding unpaid principal balance of the related Mortgage Loan immediately prior to the capitalization shall be made only after the Servicer has notified the Owner and provided the Owner with justification for the capitalization. Without limiting the generality of the foregoing, the Servicer in its own name or acting through subservicers or agents is hereby authorized and empowered by the Owner when the Servicer believes it appropriate and reasonable in its best judgment, to execute and deliver, on behalf of itself or the Owner, all instruments of satisfaction or cancellation, or of partial or full release and discharge, and all other comparable instruments, with respect to the Mortgage Loans and the Mortgaged Properties and to institute foreclosure proceedings or obtain a deed-in-lieu of foreclosure so as to convert the ownership of such properties, and to hold or cause to be held title to such properties, on behalf of the Owner pursuant to the provisions of Subsection 11.13. Notwithstanding anything to the contrary in the this Agreement, the Servicer shall not make or permit any modification, waiver or amendment of any term of a Mortgage Loan that could cause any REMIC holding such Mortgage Loan to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or 860G(d) of the Code on any REMIC holding such Mortgage Loan.”

(b) Subsection 11.01, eighth paragraph is revised to read in its entirety as follows:

Notwithstanding anything to the contrary contained herein, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Servicer believes that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Owner otherwise requests an environmental inspection or review of such Mortgaged Property, such an inspection or review is to be conducted by a qualified inspector at the Owner’s expense. Upon completion of the inspection, the Servicer shall promptly provide the Owner with a written report of the environmental inspection. In the event (i) the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes and (ii) the Owner provides written approval for the Servicer to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Servicer shall be reimbursed for all reasonable costs associated with such foreclosure or acceptance of a deed in lieu of foreclosure and any related environmental clean up costs, as applicable, from the related Liquidation Proceeds, or if the Liquidation Proceeds are insufficient fully to reimburse the Servicer, the Servicer shall be entitled to

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be reimbursed from amounts in the Custodial Account pursuant to Subsection 11.05 hereof. In the event the Owner directs the Servicer not to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Servicer shall be reimbursed for all Servicing Advances made with respect to the related Mortgaged Property from the Custodial Account pursuant to Subsection 11.05 hereof.

9. Subsection 11.04, first sentence of the first paragraph is revised to read in its entirety as follows:

“The Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts (collectively, the “Custodial Account”), titled “U.S. Bank National Association, in trust for the holders of Sequoia Mortgage Trust 2012-2 Mortgage Pass-Through Certificates.”

10. Subsection 11.04, subclause (f) of the second paragraph is revised to read in its entirety as follows:

“(f) any amount required to be deposited in the Custodial Account pursuant to Subsections 11.15, 11.17, 11.19 and 11.25.”

11. Notwithstanding anything to the contrary in the Flow Servicing Agreement, any Custodial Accounts established by the Servicer pursuant to Subsection 11.04 of the Flow Servicing Agreement shall qualify as Eligible Accounts as defined in the Pooling and Servicing Agreement.

12. Paragraphs (b), (c), (d) and (f) of Subsection 11.05 are revised to read in their entirety as follows:

(b) to reimburse the Servicing Administrator for P&I Advances, the Servicing Administrator’s right to reimbursement pursuant to this subclause (b) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the related Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of any such reimbursement, the Servicing Administrator’s right thereto shall be prior to the rights of the Owner with respect to such Mortgage Loan;

(c) to reimburse itself or the Servicing Administrator for any unpaid portion of any Servicing Fees and for unreimbursed Servicing Advances made by

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the Servicer or the Servicing Administrator, the Servicer’s right to reimburse itself or the Servicing Administrator pursuant to this subclause (c) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the related Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of any such reimbursement, the rights of the Servicer and Servicing Administrator thereto shall be prior to the rights of the Owner unless the Servicing Administrator is required to pay the Prepayment Interest Shortfall pursuant to Subsection 11.15, in which case the Servicing Administrator’s right to such reimbursement shall be subsequent to the payment to the Owner of such shortfall;

(d) to reimburse itself or the Servicing Administrator for unreimbursed Servicing Advances, to the extent that such amounts are nonrecoverable (as certified by the Servicer or the Servicing Administrator, as applicable, to the Owner in an Officer’s Certificate) by the Servicer or the Servicing Administrator, as applicable, pursuant to subclause (c) above;

. . .

(f) to reimburse the Servicing Administrator for unreimbursed P&I Advances, to the extent that such amounts are nonrecoverable (as certified by the Servicing Administrator to the Owner in an Officer’s Certificate) by the Servicing Administrator pursuant to subclause (b) above;

13. Amendments to Subsection 11.13

(a) Subsection 11.13 is revised by deleting the first sentence and replacing it in its entirety with the following:

“Subject to Subsection 11.02, in the event that title to the Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the trust created by the Pooling and Servicing Agreement, where permitted by applicable law or regulation and consistent with Customary Servicing Procedures, and otherwise, in the name of the trustee of the Trust or its nominee.”

(b) Subsection 11.13 is further revised to add the following paragraphs at the end of the section:

“The REO Property must be sold within three years following the end of the calendar year of the date of acquisition if a REMIC election has been made with respect to the arrangement under which the Mortgage Loans and REO Property are held, unless (i) the Owner shall have been supplied with an Opinion of Counsel (at the expense of the Servicing Administrator) to the effect that the holding by the related trust of such Mortgaged Property subsequent to such three-year period (and specifying the period

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beyond such three-year period for which the Mortgaged Property may be held) will not result in the imposition of taxes on “prohibited transactions” of the related trust as defined in Section 860F of the Code, or cause the related REMIC to fail to qualify as a REMIC, in which case the related trust may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel), or (ii) the Owner (at the Servicer’s expense) or the Servicer shall have applied for, prior to the expiration of such three-year period, an extension of such three-year period in the manner contemplated by Section 856(e)(3) of the Code, in which case the three-year period shall be extended by the applicable period. If a period longer than three years is permitted under the foregoing sentence and is necessary to sell any REO Property, the Servicer shall report monthly to the Owner as to progress being made in selling such REO Property.

Notwithstanding any other provision of this Agreement, if a REMIC election has been made, no Mortgaged Property held by a REMIC shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the related trust or sold in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify at any time as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code, (ii) subject the related trust to the imposition of any federal or state income taxes on “net income from foreclosure property” with respect to such Mortgaged Property within the meaning of Section 860G(c) of the Code, or (iii) cause the sale of such Mortgaged Property to result in the receipt by the related trust of any income from non-permitted assets as described in Section 860F(a) (2)(B) of the Code, unless the Servicer has agreed to indemnify and hold harmless the related trust with respect to the imposition of any such taxes.”

14. Servicer Reports. The Servicer shall provide monthly reports to the Purchaser pursuant to Subsection 11.16 in the formats attached hereto as Exhibits 4 and 5, or in such other format as the Servicer, the Purchaser and the Depositor shall agree in writing.

15. Subsection 11.17 is revised to read in its entirety as follows:

“Subsection 11.17 Advances by the Servicer or Servicing Administrator.

No later than two Business Days immediately preceding each related Remittance Date, the Servicer shall either (a) deposit in the Custodial Account from funds provided by the Servicing Administrator pursuant to Subsection 11.25 an amount equal to the aggregate amount of all Monthly Payments (with interest adjusted to the Mortgage Loan Remittance Rate) which were due on the Mortgage Loans during the applicable Due Period and which were delinquent at the close of business on the immediately preceding Determination Date, (b) cause to be made an appropriate entry in the records of the Custodial Account that amounts held for future distribution have been, as permitted by this Subsection 11.17, used by the Servicer in discharge of any such P&I Advance or (c) make P&I Advances in the form of any combination of (a) or (b) aggregating the total amount of

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advances to be made, subject to Subsection 11.25. Any amounts held for future distribution and so used shall be replaced by the Servicing Administrator by deposit in the Custodial Account on or before any future Remittance Date if funds in the Custodial Account on such Remittance Date shall be less than payments to the Owner required to be made on such Remittance Date. The Servicing Administrator’s obligation to make P&I Advances as to any Mortgage Loan will continue through the last Monthly Payment due prior to the payment in full of a Mortgage Loan, or through the last related Remittance Date prior to the Remittance Date for the distribution of all other payments or recoveries (including proceeds under any title, hazard or other insurance policy, or condemnation awards) with respect to a Mortgage Loan; provided, however, that such obligation shall cease if the Servicing Administrator, in its good faith judgment, determines that such P&I Advances would not be recoverable pursuant to Subsection 11.05(b). The determination by the Servicing Administrator that a P&I Advance, if made, would be nonrecoverable, shall be evidenced by an Officer’s Certificate of the Servicing Administrator delivered to the Owner, which details the reasons for such determination. Neither the Servicing Administrator nor the Servicer shall have any obligation to advance amounts in respect of shortfalls relating to the Servicemembers Civil Relief Act and similar state and local laws.

16. The first sentence of Subsection 11.18 is revised to read in its entirety as follows:

“The Servicer will use its best efforts to enforce any “due-on-sale” provision contained in any Mortgage or Mortgage Note; provided that, subject to the Owner’s prior approval for the release of liability from the original borrower, the Servicer shall permit such assumption if so required in accordance with the terms of the Mortgage or the Mortgage Note.”

17. The Flow Servicing Agreement is modified by adding a new Subsection 11.26 which reads in its entirety as follows:

“Subsection 11.26 Compliance with REMIC Provisions.

If a REMIC election has been made with respect to the arrangement under which the Mortgage Loans and REO Property are held, the Servicer shall not take any action, cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMIC as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on “prohibited transactions” as defined in Section 860F(a)(2) of the Code and the tax on “contribution” to a REMIC set forth in Section 860G(d) of the Code unless the Servicer has received an Opinion of Counsel (at the expense of the party seeking to take such actions) to the effect that the

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contemplated action will not endanger such REMIC status or result in the imposition of any such tax.”

18. The first sentence of Subsection 12.01(b) is revised to read in its entirety as follows:

The Servicer shall promptly notify the Owner if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, and the Servicer shall assume the defense of any such claim and pay all expenses in connection therewith, including counsel fees.

19. Subsection 12.04 is revised to read in its entirety as follows:

“Subsection 12.04 Servicer Not to Resign.

The Servicer shall not assign this Agreement or resign from the obligations and duties hereby imposed on it except by mutual consent of the Servicer and the Owner or upon the determination that the Servicer’s duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer. No such resignation of or assignment by the Servicer shall become effective until a successor has assumed the Servicer’s responsibilities and obligations hereunder in accordance with Subsection 14.02.”

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EXHIBIT 4

FORM OF MONTHLY LOSS REPORT

Exhibit : Calculation of Realized Loss/Gain Form 332–Instruction Sheet

NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.

(a)

(b) The numbers on the 332 form correspond with the numbers listed below.

Liquidation and Acquisition Expenses:

1.	The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

2.	The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

3.	Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

4-12.	Complete as applicable. Required documentation:

*	For taxes and insurance advances – see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

*	For escrow advances - complete payment history (to calculate advances from last positive escrow balance forward)

*	Other expenses - copies of corporate advance history showing all payments

*	REO repairs > $1500 require explanation

*	REO repairs >$3000 require evidence of at least 2 bids.

*	Short Sale or Charge Off require P&L supporting the decision and WFB’s approved Officer Certificate

*	Unusual or extraordinary items may require further documentation.

13.	The total of lines 1 through 12.

(c)	Credits:

14-21.	Complete as applicable. Required documentation:

*	Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent /

Attorney

Letter of Proceeds Breakdown.

*	Copy of EOB for any MI or gov't guarantee

*	All other credits need to be clearly defined on the 332 form

22.	The total of lines 14 through 21.

Please Note: For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

Total Realized Loss (or Amount of Any Gain)

23.	The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

Exhibit 3A: Calculation of Realized Loss/Gain Form 332

Prepared by:	Date:

Phone:	Email Address:

Servicer Loan No.	Servicer Name	Servicer Address

WELLS FARGO BANK, N.A. Loan No.

Borrower's Name:
Property Address:

Liquidation Type: REO Sale	3rd Party Sale	Short Sale	Charge Off

Was this loan granted a Bankruptcy deficiency or cramdown     Yes     No

If “Yes”, provide deficiency or cramdown amount

Liquidation and Acquisition Expenses:

(1)	Actual Unpaid Principal Balance of Mortgage Loan	$(1)
(2)	Interest accrued at Net Rate	(2)
(3)	Accrued Servicing Fees	(3)
(4)	Attorney's Fees	(4)
(5)	Taxes (see page 2)	(5)
(6)	Property Maintenance	(6)
(7)	MI/Hazard Insurance Premiums (see page 2)	(7)
(8)	Utility Expenses	(8)
(9)	Appraisal/BPO	(9)
(10)	Property Inspections	(10)
(11)	FC Costs/Other Legal Expenses	(11)
(12)	Other (itemize)	(12)

Cash for Keys	(12)
HOA/Condo Fees	(12)
(12)

Total Expenses		$(13)
Credits:
(14)	Escrow Balance	$(14)
(15)	HIP Refund	(15)
(16)	Rental Receipts	(16)
(17)	Hazard Loss Proceeds	(17)
(18)	Primary Mortgage Insurance / Gov’t Insurance	(18a)
	HUD Part A
		(18b)
	HUD Part B
(19)	Pool Insurance Proceeds	(19)
(20)	Proceeds from Sale of Acquired Property	(20)
(21)	Other (itemize)	(21)

(21)

Total Credits	$(22)
Total Realized Loss (or Amount of Gain)	$(23)

Escrow Disbursement Detail

Type (Tax /Ins.)	Date Paid	Period of Coverage	Total Paid	Base Amount	Penalties	Interest

EXHIBIT 5

FORM OF DELINQUENCY REPORTING

Exhibit : Standard File Layout – Delinquency Reporting

*The column/header names in bold are the minimum fields Wells Fargo must receive from every Servicer

Column/Header Name	Description	Decimal	Format Comment
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR
LOAN_NBR	A unique identifier assigned to each loan by the originator.
CLIENT_NBR	Servicer Client Number
SERV_INVESTOR_NBR	Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
BORROWER_FIRST_NAME	First Name of the Borrower.
BORROWER_LAST_NAME	Last name of the borrower.
PROP_ADDRESS	Street Name and Number of Property
PROP_STATE	The state where the property located.
PROP_ZIP	Zip code where the property is located.
BORR_NEXT_PAY_DUE_DATE	The date that the borrower's next payment is due to the servicer at the end of processing cycle, as reported by Servicer.		MM/DD/YYYY
LOAN_TYPE	Loan Type (i.e. FHA, VA, Conv)
BANKRUPTCY_FILED_DATE	The date a particular bankruptcy claim was filed.		MM/DD/YYYY
BANKRUPTCY_CHAPTER_CODE	The chapter under which the bankruptcy was filed.
BANKRUPTCY_CASE_NBR	The case number assigned by the court to the bankruptcy filing.
POST_PETITION_DUE_DATE	The payment due date once the bankruptcy has been approved by the courts		MM/DD/YYYY
BANKRUPTCY_DCHRG_DISM_DATE	The Date The Loan Is Removed From Bankruptcy. Either by Dismissal, Discharged and/or a Motion For Relief Was Granted.		MM/DD/YYYY
LOSS_MIT_APPR_DATE	The Date The Loss Mitigation Was Approved By The Servicer		MM/DD/YYYY
LOSS_MIT_TYPE	The Type Of Loss Mitigation Approved For A Loan Such As;

Column/Header Name	Description	Decimal	Format Comment
LOSS_MIT_EST_COMP_DATE	The Date The Loss Mitigation /Plan Is Scheduled To End/Close		MM/DD/YYYY
LOSS_MIT_ACT_COMP_DATE	The Date The Loss Mitigation Is Actually Completed		MM/DD/YYYY
FRCLSR_APPROVED_DATE	The date DA Admin sends a letter to the servicer with instructions to begin foreclosure proceedings.		MM/DD/YYYY
ATTORNEY_REFERRAL_DATE	Date File Was Referred To Attorney to Pursue Foreclosure		MM/DD/YYYY
FIRST_LEGAL_DATE	Notice of 1st legal filed by an Attorney in a Foreclosure Action		MM/DD/YYYY
FRCLSR_SALE_EXPECTED_DATE	The date by which a foreclosure sale is expected to occur.		MM/DD/YYYY
FRCLSR_SALE_DATE	The actual date of the foreclosure sale.		MM/DD/YYYY
FRCLSR_SALE_AMT	The amount a property sold for at the foreclosure sale.	2	No commas(,) or dollar signs ($)
EVICTION_START_DATE	The date the servicer initiates eviction of the borrower.		MM/DD/YYYY
EVICTION_COMPLETED_DATE	The date the court revokes legal possession of the property from the borrower.		MM/DD/YYYY
LIST_PRICE	The price at which an REO property is marketed.	2	No commas(,) or dollar signs ($)
LIST_DATE	The date an REO property is listed at a particular price.		MM/DD/YYYY
OFFER_AMT	The dollar value of an offer for an REO property.	2	No commas(,) or dollar signs ($)
OFFER_DATE_TIME	The date an offer is received by DA Admin or by the Servicer.		MM/DD/YYYY
REO_CLOSING_DATE	The date the REO sale of the property is scheduled to close.		MM/DD/YYYY
REO_ACTUAL_CLOSING_DATE	Actual Date Of REO Sale		MM/DD/YYYY
OCCUPANT_CODE	Classification of how the property is occupied.
PROP_CONDITION_CODE	A code that indicates the condition of the property.
PROP_INSPECTION_DATE	The date a property inspection is performed.		MM/DD/YYYY
APPRAISAL_DATE	The date the appraisal was done.		MM/DD/YYYY

Column/Header Name	Description	Decimal	Format Comment
CURR_PROP_VAL	The current "as is" value of the property based on brokers price opinion or appraisal.	2
REPAIRED_PROP_VAL	The amount the property would be worth if repairs are completed pursuant to a broker's price opinion or appraisal.	2
If applicable:
DELINQ_STATUS_CODE	FNMA Code Describing Status of Loan
DELINQ_REASON_CODE	The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.
MI_CLAIM_FILED_DATE	Date Mortgage Insurance Claim Was Filed With Mortgage Insurance Company.		MM/DD/YYYY
MI_CLAIM_AMT	Amount of Mortgage Insurance Claim Filed		No commas(,) or dollar signs ($)
MI_CLAIM_PAID_DATE	Date Mortgage Insurance Company Disbursed Claim Payment		MM/DD/YYYY
MI_CLAIM_AMT_PAID	Amount Mortgage Insurance Company Paid On Claim	2	No commas(,) or dollar signs ($)
POOL_CLAIM_FILED_DATE	Date Claim Was Filed With Pool Insurance Company		MM/DD/YYYY
POOL_CLAIM_AMT	Amount of Claim Filed With Pool Insurance Company	2	No commas(,) or dollar signs ($)
POOL_CLAIM_PAID_DATE	Date Claim Was Settled and The Check Was Issued By The Pool Insurer		MM/DD/YYYY
POOL_CLAIM_AMT_PAID	Amount Paid On Claim By Pool Insurance Company	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_FILED_DATE	Date FHA Part A Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_A_CLAIM_AMT	Amount of FHA Part A Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_PAID_DATE	Date HUD Disbursed Part A Claim Payment		MM/DD/YYYY
FHA_PART_A_CLAIM_PAID_AMT	Amount HUD Paid on Part A Claim	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_FILED_DATE	Date FHA Part B Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_B_CLAIM_AMT	Amount of FHA Part B Claim Filed	2	No commas(,) or dollar signs ($)

Column/Header Name	Description	Decimal	Format Comment
FHA_PART_B_CLAIM_PAID_DATE	Date HUD Disbursed Part B Claim Payment		MM/DD/YYYY
FHA_PART_B_CLAIM_PAID_AMT	Amount HUD Paid on Part B Claim	2	No commas(,) or dollar signs ($)
VA_CLAIM_FILED_DATE	Date VA Claim Was Filed With the Veterans Admin		MM/DD/YYYY
VA_CLAIM_PAID_DATE	Date Veterans Admin. Disbursed VA Claim Payment		MM/DD/YYYY
VA_CLAIM_PAID_AMT	Amount Veterans Admin. Paid on VA Claim	2	No commas(,) or dollar signs ($)
MOTION_FOR_RELIEF_DATE	The date the Motion for Relief was filed	10	MM/DD/YYYY
FRCLSR_BID_AMT	The foreclosure sale bid amount	11	No commas(,) or dollar signs ($)
FRCLSR_SALE_TYPE	The foreclosure sales results: REO, Third Party, Conveyance to HUD/VA
REO_PROCEEDS	The net proceeds from the sale of the REO property.		No commas(,) or dollar signs ($)
BPO_DATE	The date the BPO was done.
CURRENT_FICO	The current FICO score
HAZARD_CLAIM_FILED_DATE	The date the Hazard Claim was filed with the Hazard Insurance Company.	10	MM/DD/YYYY
HAZARD_CLAIM_AMT	The amount of the Hazard Insurance Claim filed.	11	No commas(,) or dollar signs ($)
HAZARD_CLAIM_PAID_DATE	The date the Hazard Insurance Company disbursed the claim payment.	10	MM/DD/YYYY
HAZARD_CLAIM_PAID_AMT	The amount the Hazard Insurance Company paid on the claim.	11	No commas(,) or dollar signs ($)
ACTION_CODE	Indicates loan status		Number
NOD_DATE			MM/DD/YYYY
NOI_DATE			MM/DD/YYYY
ACTUAL_PAYMENT_PLAN_START_DATE			MM/DD/YYYY
ACTUAL_PAYMENT_ PLAN_END_DATE
ACTUAL_REO_START_DATE			MM/DD/YYYY
REO_SALES_PRICE			Number
REALIZED_LOSS/GAIN	As defined in the Servicing Agreement		Number

Exhibit 2: Standard File Codes – Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

•	ASUM-	Approved Assumption
•	BAP-	Borrower Assistance Program
•	CO-	Charge Off
•	DIL-	Deed-in-Lieu
•	FFA-	Formal Forbearance Agreement
•	MOD-	Loan Modification
•	PRE-	Pre-Sale
•	SS-	Short Sale
•	MISC-	Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:

•	Mortgagor
•	Tenant
•	Unknown
•	Vacant

The Property Condition field should show the last reported condition of the property as follows:

•	Damaged
•	Excellent
•	Fair
•	Gone
•	Good
•	Poor
•	Special Hazard
•	Unknown

Exhibit 2: Standard File Codes – Delinquency Reporting, Continued

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

Delinquency Code	Delinquency Description
001	FNMA-Death of principal mortgagor
002	FNMA-Illness of principal mortgagor
003	FNMA-Illness of mortgagor’s family member
004	FNMA-Death of mortgagor’s family member
005	FNMA-Marital difficulties
006	FNMA-Curtailment of income
007	FNMA-Excessive Obligation
008	FNMA-Abandonment of property
009	FNMA-Distant employee transfer
011	FNMA-Property problem
012	FNMA-Inability to sell property
013	FNMA-Inability to rent property
014	FNMA-Military Service
015	FNMA-Other
016	FNMA-Unemployment
017	FNMA-Business failure
019	FNMA-Casualty loss
022	FNMA-Energy environment costs
023	FNMA-Servicing problems
026	FNMA-Payment adjustment
027	FNMA-Payment dispute
029	FNMA-Transfer of ownership pending
030	FNMA-Fraud
031	FNMA-Unable to contact borrower
INC	FNMA-Incarceration

Exhibit 2: Standard File Codes – Delinquency Reporting, Continued

The FNMA Delinquent Status Code field should show the Status of Default as follows:

Status Code	Status Description
09	Forbearance
17	Pre-foreclosure Sale Closing Plan Accepted
24	Government Seizure
26	Refinance
27	Assumption
28	Modification
29	Charge-Off
30	Third Party Sale
31	Probate
32	Military Indulgence
43	Foreclosure Started
44	Deed-in-Lieu Started
49	Assignment Completed
61	Second Lien Considerations
62	Veteran’s Affairs-No Bid
63	Veteran’s Affairs-Refund
64	Veteran’s Affairs-Buydown
65	Chapter 7 Bankruptcy
66	Chapter 11 Bankruptcy
67	Chapter 13 Bankruptcy